Exhibit 99.1(Q)

HYUNDAI SECURITIES CO., LTD. AND ITS SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013,

FOR THE YEAR ENDED DECEMBER 31, 2014, AND FOR THE NINE MONTHS

PERIOD ENDED DECEMBER 31, 2013

ATTACHMENT: INDEPENDENT AUDITORS’ REPORT

Independent Auditors’ Report

English Translation of a Report Originally Issued in Korean

To the Shareholders and the Board of Directors of

Hyundai Securities Co., Ltd.:

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Hyundai Securities Co., Ltd. (the “Group”) and its subsidiaries, which comprise the consolidated statements of financial position as of December 31, 2014 and December 31, 2013, respectively, and the consolidated statements of comprehensive income, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows, all expressed in Korean won, for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Consolidated Financial statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with Korean International Financial Reporting Standards (“K-IFRS”) and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an audit opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with Korean Standards on Auditing (“KSAs”). Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement, whether due to fraud or error.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Group as of December 31, 2014 and December 31, 2013, and its financial performance and its cash flows for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, in accordance with K-IFRS.

Others

We conducted our audit of consolidated financial statements of Hyundai Securities Co., Ltd. and its subsidiaries as of December 31, 2013, in accordance with the former KSAs, known as auditing standards generally accepted in the Republic of Korea.

/s/ Deloitte Anjin LLC

March 5, 2015

Notice to Readers

This report is effective as of March 5, 2015, the auditors’ report date. Certain subsequent events or circumstances may have occurred between the auditors’ report date and the time the auditors’ report is read. Such events or circumstances could significantly affect the accompanying consolidated financial statements and may result in modifications to the auditors’ report.

HYUNDAI SECURITIES CO., LTD.

AND ITS SUBSIDIARIES (the “GROUP”)

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013,

FOR THE YEAR ENDED DECEMBER 31, 2014, AND FOR THE NINE MONTHS

PERIOD ENDED DECEMBER 31, 2013

The accompanying consolidated financial statements, including all footnote disclosures, were prepared by, and are the responsibility of, the Group.

Yun, Kyung Eun

Chairman and Chief Executive Officer

HYUNDAI SECURITIES CO., LTD.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF DECEMBER 31, 2014 AND 2013

		Korean won
	Notes	December 31, 2014		December 31, 2013
		(In thousands)
ASSETS
Cash and deposits	5, 45 and 47	~~W~~	2,566,221,384	~~W~~	1,588,633,927
Financial assets at fair value through profit or loss (“FVTPL”)	5, 6, 10, 45 and 52		12,120,614,859		12,033,675,779
Available-for-sale (“AFS”) financial assets	5, 7, 45 and 52		1,466,481,761		1,405,660,028
Held-to-maturity (HTM) financial assets	5, 8 and 45		17,919,811		8,239,127
Investments in associates	9		4,692,967		1,241,338
Loans, net	5, 11, 12, 13, 45 and 52		3,000,357,906		2,530,560,945
Property and equipment, net	14		175,703,754		266,026,619
Investment property	15, 16		679,324,593		78,926,398
Intangible assets, net	17		200,916,845		205,480,797
Current tax assets			3,124,106		11,091,727
Deferred tax assets	43		19,343,679		—
Derivatives (hedge)	10, 45		15,383,068		5,236,612
Other financial assets	18, 45		629,421,975		570,557,819
Other assets	19		83,739,479		239,996,769

TOTAL ASSETS		~~W~~	20,983,246,187	~~W~~	18,945,327,885

LIABILITIES
Financial liabilities at FVTPL	10, 20, 45	~~W~~	7,011,887,550	~~W~~	5,081,617,953
Deposits due to customers	21, 45		2,109,785,704		2,076,404,141
Borrowings	22, 45, 52		8,185,881,972		8,350,092,403
Current tax liabilities			10,801,132		—
Retirement benefit obligation	23		34,014,473		24,626,425
Deferred tax liabilities	43		1,591,878		4,126,722
Provisions	24		2,744,846		19,704,839
Other financial liabilities	25, 45		548,809,721		399,751,046
Other liabilities	26		73,241,414		71,317,414

TOTAL LIABILITIES			17,978,758,690		16,027,640,943

SHAREHOLDERS’ EQUITY
Controlling entity’s equity
Capital stock	27		1,183,062,650		1,183,062,650
Other paid-in capital	28		901,381,493		864,611,907
Retained earnings	13, 29		790,399,871		758,179,925
Elements of other shareholders’ equity	30		129,643,483		111,832,460
Non-controlling interests			—		—

TOTAL SHAREHOLDERS’ EQUITY			3,004,487,497		2,917,686,942

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		~~W~~	20,983,246,187	~~W~~	18,945,327,885

See accompanying notes to consolidated financial statements.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2014, AND

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013

		Korean won
	Notes	December 31, 2014		December 31, 2013
		(In thousands,
		except for loss per share data)
OPERATING REVENUE
Fees and commissions income	31	~~W~~	314,389,531	~~W~~	243,369,811
Gain on valuation and disposal of financial instruments	32, 45		488,483,426		282,636,599
Gain on valuation and transaction of derivative instruments	33, 45		980,975,753		760,305,888
Interest income	34, 45		607,680,580		492,082,041
Gain on valuation and disposal of loans	35, 45		65,022,199		3,631,308
Gain on foreign currency transactions	36		126,672,185		29,634,817
Other operating income	37		67,284,370		28,863,197

			2,650,508,044		1,840,523,661

OPERATING EXPENSE
Fees and commissions expense	31		46,683,598		42,706,396
Loss on valuation and disposal of financial instruments	32, 45		628,982,684		531,914,184
Loss on valuation and transaction of derivative instruments	33, 45		898,289,036		618,840,075
Interest expense	34, 45		249,773,136		212,695,644
Loss on valuation and disposal of loans	35, 45		102,061,110		45,948,195
Loss on foreign currency transactions	36		91,544,613		51,604,727
Payroll	38, 40		361,532,662		234,213,097
Other general and administration expenses	39, 40		208,854,426		152,735,939
Other operating expenses	37		23,095,384		23,616,170

			2,610,816,649		1,914,274,427

OPERATING INCOME (LOSS)			39,691,395		(73,750,766)
NON-OPERATING INCOME	41		35,365,843		40,364,016
NON-OPERATING EXPENSE	42		18,894,494		29,234,905

NET INCOME (LOSS) BEFORE INCOME TAX EXPENSE (REVENUE)			56,162,744		(62,621,655)
INCOME TAX EXPENSE (REVENUE)	43		18,775,757		(19,733,214)

NET INCOME (LOSS)		~~W~~	37,386,987	~~W~~	(42,888,441)

Net income (loss) attributable to controlling entity			37,386,987		(42,888,441)
Net income (loss) attributable to the non-controlling interests			—		—
NET INCOME (LOSS) PER SHARE	44	~~W~~	129	~~W~~	(461)

See accompanying notes to consolidated financial statements.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2014, AND

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013

		Korean won
	Notes	December 31, 2014		December 31, 2013
		(In thousands)
NET INCOME (LOSS)		~~W~~	37,386,987	~~W~~	(42,888,441)

OTHER COMPREHENSIVE INCOME (LOSS):

Items that will not be reclassified subsequently to profit or loss
Remeasurement of the net defined benefit liability	23, 30		169,450		(1,362,553)
Gain on valuation of tangible assets	14, 30		(561,290)		—

Items that will be reclassified subsequently to profit or loss when specific conditions are met
Loss on valuation of AFS financial assets	7, 30		45,538,312		(23,111,988)
Loss on foreign exchange difference	30		4,273,238		(11,665,209)
Share of associates’ other changes in net assets	30		(73,056)		141,636
Gain on valuation of derivative instruments for net investment in a foreign operation hedge	10, 30		66,914		—

			49,413,568		(35,998,114)

COMPREHENSIVE INCOME (LOSS)		~~W~~	86,800,555	~~W~~	(78,886,555)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
Owners of the Company		~~W~~	86,800,555	~~W~~	(78,886,555)
Non-controlling interests			—		—

See accompanying notes to consolidated financial statements.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2014, AND

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013

	Korean won (thousands)
	Capital stock		Other paid-in capital								Retained earnings		Elements of other shareholders’ equity		Controlling interests		Non-controlling interests		Total
			Paid-in capital in excess of par value		Other capital surplus		Treasury stock		Other equity
Balance as of April 1, 2013	~~W~~	1,183,062,650	~~W~~	1,063,271,037	~~W~~	—	~~W~~	(167,090,993)	~~W~~	(68,337,907)	~~W~~	845,501,973	~~W~~	147,830,574	~~W~~	3,004,237,334	~~W~~	—	~~W~~	3,004,237,334
Dividends		—		—		—		—		36,769,770		(44,433,607)		—		(7,663,837)		—		(7,663,837)
Total comprehensive income:
Net loss		—		—		—		—		—		(42,888,441)		—		(42,888,441)		—		(42,888,441)
Loss on valuation of AFS financial assets		—		—		—		—		—		—		(23,111,988)		(23,111,988)		—		(23,111,988)
Share of associates’ other changes in net assets		—		—		—		—		—		—		141,636		141,636		—		141,636
Remeasurement of retirement benefit obligation		—		—		—		—		—		—		(1,362,553)		(1,362,553)		—		(1,362,553)
Loss on foreign exchange difference		—		—		—		—		—		—		(11,665,209)		(11,665,209)		—		(11,665,209)

Balance as of December 31, 2013	~~W~~	1,183,062,650	~~W~~	1,063,271,037	~~W~~	—	~~W~~	(167,090,993)	~~W~~	(31,568,137)	~~W~~	758,179,925	~~W~~	111,832,460	~~W~~	2,917,686,942	~~W~~	—	~~W~~	2,917,686,942

Balance as of January 1, 2014	~~W~~	1,183,062,650	~~W~~	1,063,271,037	~~W~~	—	~~W~~	(167,090,993)	~~W~~	(31,568,137)	~~W~~	758,179,925	~~W~~	111,832,460	~~W~~	2,917,686,942	~~W~~	—	~~W~~	2,917,686,942
Dividends		—		—		—		—		36,769,586		(36,769,586)		—		—		—		—
Total comprehensive income:
Net income		—		—		—		—		—		37,386,987		—		37,386,987		—		37,386,987
Income on valuation of AFS financial assets		—		—		—		—		—		—		45,538,312		45,538,312		—		45,538,312
Share of associates’ other changes in net assets		—		—		—		—		—		—		(73,056)		(73,056)		—		(73,056)
Gain on valuation of derivative instruments for net investment in a foreign operation hedge		—		—		—		—		—		—		66,914		66,914		—		66,914
Gain on valuation of tangible assets		—		—		—		—		—		31,602,545		(32,163,835)		(561,290)		—		(561,290)
Remeasurement retirement benefit obligation		—		—		—		—		—		—		169,450		169,450		—		169,450
Gain on foreign exchange difference		—		—		—		—		—		—		4,273,238		4,273,238		—		4,273,238

Balance as of December 31, 2014	~~W~~	1,183,062,650	~~W~~	1,063,271,037	~~W~~	—	~~W~~	(167,090,993)	~~W~~	5,201,449	~~W~~	790,399,871	~~W~~	129,643,483	~~W~~	3,004,487,497	~~W~~	—	~~W~~	3,004,487,497

See accompanying notes to consolidated financial statements.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014, AND

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013

	Korean won
	December 31, 2014		DECEMBER 31, 2013
	(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	~~W~~	37,386,987	~~W~~	(42,888,441)
Additions of expenses not involving cash outflows:
Loss on valuation of financial assets designated as at FVTPL		17,354,464		12,270,628
Loss on valuation of financial liabilities designated as at FVTPL		149,527,379		141,130,615
Loss on valuation of trading securities		26,052,172		55,040,025
Loss on disposal of AFS securities		2,486,704		4,926,783
Loss on valuation of securities sold		5,455,191		5,426,541
Loss on disposal of HTM securities		—		7
Impairment loss on securities		32,272,609		25,070,460
Loss on valuation of derivative instruments		5,884,961		4,508,243
Loss on valuation of over-the-counter (“OTC”) derivative instruments		440,026,431		244,922,532
Interest expenses		249,773,136		212,695,644
Bad debt expenses		7,515,983		35,740,849
Loss on foreign exchanges translation		10,557,609		21,067,874
Severance benefits-defined benefit		20,608,037		15,813,352
Long-term salaries		4,901,146		—
Depreciation		25,022,258		17,355,395
Amortization of intangible assets		9,305,282		6,956,043
Loss on disposal of tangible assets		783,429		225,962
Loss on equity-method valuation		—		11,438
Impairment loss of intangible assets		5,988,991		2,371,512
Impairment loss of investment properties		—		—
Loss on disposal of investment properties		362,412		353,159
Other bad debt expenses		3,879,152		—
Loss on disposal of investment in subsidiaries		700,893		—
Income tax expense		18,775,757		—
Others		219,154		2,244,851
Deductions of revenues not involving cash inflows:
Gain on valuation of financial assets designated as at FVTPL		(15,479,154)		(16,282,838)
Gain on valuation of financial liabilities designated as at FVTPL		(181,482,915)		(100,038,125)
Gain on valuation of trading securities		(77,681,434)		(34,753,404)
Gain on disposal of AFS securities		(21,817,274)		(12,829,110)
Gain on valuation of securities sold		(17,249,896)		(1,760,091)
Gain on valuation of derivative instruments		(7,768,015)		(4,528,980)
Gain on valuation of OTC derivative instruments		(394,502,443)		(319,117,499)
Interest income		(607,680,580)		(492,082,041)
Reversal of allowance for credit loss		(49,020,224)		—
Gain on disposal of premises and equipment		(15,610,062)		(18,761,965)
Reversal of allowance for other credit loss		(331,534)		(17,625)
Reversal of impairment loss of intangible assets		(506,000)		—
Gain on foreign exchanges translation		(75,498,859)		(514,219)
Dividend income		(10,760,061)		(3,927,447)
Distribution income		(17,692,556)		(5,997,969)
Gain on equity-method valuation		(194,485)		—
Gain on disposal of investment in subsidiaries		(614,550)		(67,893)
Gain on disposal of investment in associates		—		—
Gain on disposal of investment assets		(6,480,468)		(12,044,189)
Income tax revenue		—		(19,733,214)
Others		(12,226,705)		(9,823,171)

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014, AND

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013

	Korean won
	December 31, 2014		December 31, 2013
	(In thousands)
Changes in operating assets and liabilities:
Decrease (increase) in deposits	~~W~~	(193,767,174)	~~W~~	243,188,262
Decrease (increase) in financial assets designated as at FVTPL		(669,423,332)		1,106,730
Decrease (increase) in trading securities		714,894,835		778,119,417
Decrease (increase) in derivatives assets		6,303,619		(4,735,524)
Decrease (increase) in OTC derivatives assets		(100,587,530)		33,595,374
Decrease (increase) in other financial assets		(15,582,860)		16,532,798
Increase in broker’s loan		(192,860,264)		(129,097,605)
Decrease (increase) in securities purchased under reverse repo		(45,000,000)		137,800,000
Decrease (increase) in loans to employees		24,373,572		5,693,055
Increase in loans		(155,935,831)		(242,083,078)
Decrease (increase) in purchased loans		44,101,216		64,087,583
Increase in advance payments on acceptances and guarantees		(69,138)		(905,314)
Decrease in dishonored receivables		183		17,996
Increase in privately placed bonds		(166,933,286)		(36,092,381)
Increase (decrease) in deferred loan originated cost (fees)		3,451,182		(3,037,508)
Increase (decrease) in present value discount account - loan		(1,635,761)		5,753,353
Increase in other loans		12,000,000		(36,300,000)
Decrease in receivable		(39,860,225)		192,391,341
Decrease in accrued income		(2,206,664)		764,958
Increase in advance payments		(26,054,488)		(124,762,781)
Decrease (increase) in prepaid expenses		31,451,758		23,792,907
Decrease in prepaid taxes		12,863		5,871
Decrease in guarantee deposits		7,602,487		5,232,801
Increase in other assets		(5,737,996)		(2,267,237)
Increase in financial liabilities at FVTPL		1,914,522,082		177,408,286
Increase (decrease) in deposits received		149,259,055		(62,804,281)
Increase in guarantee deposits		8,541,281		5,314,053
Increase in other current liabilities		(124,418,773)		141,083,116
Decrease in securities sold under reverse repo		(736,603,797)		(1,132,112,136)
Increase in securities sold		(162,100,302)		274,232,119
Increase in derivatives liabilities		(4,521,805)		7,317,418
Increase in OTC derivatives liabilities		180,684,151		104,070
Decrease in severance and retirement benefits		(10,969,670)		(1,967,387)
Decrease in other payables		187,998,142		(367,680,419)
Increase (decrease) in accrued expenses		2,292,494		(8,435,002)
Decrease in financial guarantee liabilities		(11,885,092)		(335,075)
Increase in advance receipts		365,196		341,041
Increase in unearned income		(7,602,923)		15,658,471
Increase (decrease) in withholding taxes		(2,307,806)		1,168,947
Increase in other liabilities		6,703,733		1,855,825
Decrease in foreign operation translation		3,291,849		(11,299,840)
Interest received		611,359,662		492,278,541
Interest paid		(268,264,058)		(210,039,560)
Dividend received		24,216,017		10,003,389
Income taxes received		—		8,402,125
Income taxes paid		(36,334,222)		—

Net cash provided by (used in) operating activities		515,005,302		(17,741,589)

(Continued)

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014, AND

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013

	Korean won
	December 31, 2014		December 31, 2013
	(In thousands)
CASH FLOWS FROM INVESTING ACTIVITIES:
Withdrawal of long-term financial instruments	~~W~~	—	~~W~~	—
Disposal of AFS securities		625,420,567		418,528,068
Disposal of HTM securities		377,465		619,326
Disposal of investment in associates		489,000		1,426,250
Disposal of vehicles		—		—
Disposal of land		66,356,314		—
Disposal of building		23,119,295		—
Disposal of vessels		—		119,349,573
Disposal of office equipment		472,976		7,486
Disposal of other tangible assets		67,568		340,741
Disposal of investment assets - land		9,314,706		15,611,070
Disposal of investment assets - building		7,275,469		45,813,583
Disposal of intangible assets		757,311		1,365,922
Deposit in long-term financial instruments		(644,528,819)		(316,627,520)
Acquisition of AFS securities		(677,675,174)		(422,469,105)
Acquisition of HTM securities		(10,058,149)		(85,800)
Cash inflow from acquisition of subsidiaries		—		398,483
Cash inflow from disposal of subsidiaries		39,532,492		64,103
Acquisition of investment in associates		(3,933,000)		—
Acquisition of building		(48,547)		(226,440)
Acquisition of vessels		—		—
Acquisition of office equipment		(3,739,844)		(3,048,366)
Acquisition of other tangible assets		(1,812,318)		(3,336,017)
Acquisition of investment assets - land		(35,890,269)		—
Acquisition of investment assets - building		(399,436,857)		—
Acquisition of intangible assets		(4,092,946)		(11,731,597)
Cash outflow from acquisition of subsidiaries		(8,740,690)		—
Cash outflow from disposal of subsidiaries		—		(21,462)
Others		(518,876)		—

Net cash used in investing activities		(1,017,292,326)		(154,021,702)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from call money		—		519,800,000
Proceeds in borrowings from Korea Securities Finance Corporation (“KSFC”)		375,696,110		156,822,577
Proceeds from asset-backed short-term bonds		—		46,237,739
Proceeds from other borrowings		934,119,390		—
Proceeds from debentures		—		66,131,658
Increase in guarantee deposits received		13,248,565		2,019,000
Payment of borrowings from KSFC		—		—
Decrease in call money		(612,600,000)		—
Payment of other borrowings		—		(369,242,026)
Decrease in guarantee deposits received		(5,641,140)		(5,261,000)
Payment of debentures		(79,290,000)		—
Payments of dividends		(36,769,586)		(44,433,608)

Net cash provided by financing activities		588,763,339		372,074,340

NET INCREASE IN CASH AND CASH EQUIVALENTS		86,476,315		200,311,049
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD (YEAR)		574,592,791		374,457,049
CHANGES IN CASH AND CASH EQUIVALENTS DUE TO FOREIGN CURRENCY TRANSLATION		11,196,855		(175,307)

CASH AND CASH EQUIVALENTS, END OF PERIOD (YEAR) (NOTE 47)	~~W~~	672,265,961	~~W~~	574,592,791

(Concluded)

See accompanying notes to consolidated financial statements.

HYUNDAI SECURITIES CO., LTD. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013,

FOR THE YEAR ENDED DECEMBER 31, 2014, AND

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013

1.	GENERAL:

Hyundai Securities Co., Ltd. (the “Company”) has Hyundai Securities America Inc. and 94 subsidiaries; information regarding the Company and its subsidiaries (the “Group”) are as follows:

(1)	Summary of the Company

The Company was established in 1962, under the name of Kookil Securities Co., Ltd. On June 5, 1986, the Company changed its name to “Hyundai Securities Co., Ltd.”. In 1975, the Company’s shares were listed on the Korean Stock Exchange. As of December 31, 2014, all issued and outstanding shares are publicly traded and after several capital increases, capital stock of the Company is ~~W~~1,183,063 million. As of December 31, 2014, the Company has 97 branch offices in Korea and two overseas branch offices.

As of December 31, 2014, Hyundai Merchant Marine Co., Ltd. holds 22.43% of common stock.

(2)	Subsidiaries and associates

Date of financial statements of all subsidiaries is December 31, 2014. The Group’s ownership of its subsidiaries is as follows:

		Percentage of ownership (%)
Investment company	Investee company	December 31, 2014	December 31, 2013	Location
The Company	Hyundai Securities America Inc.	100.00	100.00	USA
	Hyundai Securities ASIA Ltd.	100.00	100.00	Hong Kong
	Hyundai Securities Europe Ltd.	100.00	100.00	UK
	Hyundai Savings Bank	100.00	100.00	Korea
	Hyundai Asset Management Co., Ltd.	100.00	100.00	Korea
	Korea Pacific No. 08 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 09 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 10 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 11 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 12 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 13 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Jue-un Power Middle 7	100.00	100.00	Korea
	G1 Shinhan Special Short Public Bonds	100.00	100.00	Korea
	New Short Public Bonds	100.00	100.00	Korea
	Hanareum Gold Middle 3	100.00	100.00	Korea
	Hyundai Commodity Index Bond Derivatives Trust 1	—	98.10	Korea
	Hyundai YouFirst Private Real Estate Trust 1	60.00	60.00	Korea
	Hyundai Smart Index Alpha Derivative Feeder Trust 1	94.69	75.13	Korea
	Hyundai TRUST Bond Feeder Trust 1	99.77	99.86	Korea
	Hyundai Korean Edge to China Equity Trust 1	99.37	96.96	Korea
	Hyundai Kidzania Equity Feeder Trust 1	65.54	60.62	Korea
	Hyundai Value Plus Equity Feeder Trust 1	95.14	90.93	Korea
	Hyundai Hyundai Group Plus Equity Feeder Trust 1	100.00	100.00	Korea
	Hyundai YouFirst Private Real Estate Trust 9	—	100.00	Korea
	Hyundai Expert Private Security Trust 1	—	61.85	Korea
	Hyundai Noble Choice CTA Private Security Trust 1	—	80.16	Korea

		Percentage of ownership (%)
Investment company	Investee company	December 31, 2014	December 31, 2013	Location
	Hyundai Noble Choice Longshort Private Security Trust 1	—	59.73	Korea
	Hyundai Strong-small Corporate Trust 1	86.59	97.95	Korea
	KTB System-Trading Private Security Investment	—	100.00	Korea
	Hana asset management randchip private equity real estate investment trusts	56.26	100.00	Korea
	HYUNDAI Dream Equity Feeder Trust 1 (*)	—	38.32	Korea
	Hyundai youfirst private equity real estate investment trusts 15 (*)	35.00	35.00	Korea
	KTB System trading Private Equity Fund I-2	100.00	—	Korea
	HYUNDAI Global-multi Asset Investment Trust1	100.00	—	Korea
	ASSETPLUS PRIVATE EQUITY INVESTMENT TRUST 14	100.00	—	Korea
	Heungkuk Highclass Private Real Estate Trust 21	100.00	—	Korea
	Eugene Smart Robust Private Equity Derivatives 1	100.00	—	Korea
	KTB publicly offered shares high-yield private fund	100.00	—	Korea
	HYUNDAI Kon-tiki Specialized Privately Placed Fund	50.00	—	Korea
	JB New Jersey Private Real Estate Fund 1	98.15	—	Korea
	Heungkuk Global Highclass Private Real Estate Trust 23	100.00	—	Korea
	Aquila Global Real Assets Fund No.1 LP	99.96	—	Cayman Islands
	Ocean Able Ltd. (*)	—	—	Korea
	ELP the 2nd Securitization Specialty Co., LTD. (*)	—	—	Korea
	MSsejong 4th co.,Ltd (*)	—	—	Korea
	AbleDCM7co.,LTD (*)	—	—	Korea
	Continuum 3rd Co.,Ltd (*)	—	—	Korea
	Hthehill 5th Co.,Ltd (*)	—	—	Korea
	ABLE DCM 10TH Co.,LTD (*)	—	—	Korea
	AbleDFI series1co.,LTD (*)	—	—	Korea
	TRYNDA 1 CO.,LTD. (*)	—	—	Korea
	AbleLand 1st Co.,LTD (*)	—	—	Korea
	ABLEDCMFARM Co.,Ltd. (*)	—	—	Korea
	Farm Hannong Securitization Co.,Ltd. (*)	—	—	Korea
	AbleE&D Co., Ltd (*)	—	—	Korea
	007 1st Co.,Ltd (*)	—	—	Korea
	Bubong Project1 Co., Ltd (*)	—	—	Korea
	Bubong Project2 Co., Ltd (*)	—	—	Korea
	Smart Eco First Co., Ltd. (*)	—	—	Korea
	Namyangjuhyado 1st CO.,LTD. (*)	—	—	Korea
	Ablekolao Co., Ltd. (*)	—	—	Korea
	the 9th F&D Co., Ltd (*)	—	—	Korea
	AbleE&D No.2 Co.,Ltd. (*)	—	—	Korea
	2014able 1st.co.Ltd. (*)	—	—	Korea
	2014able opo 2nd.co.Ltd (*)	—	—	Korea
	Able DCM Blue co.,ltd (*)	—	—	Korea
	Abledcmwrite CO.,LTD. (*)	—	—	Korea
	Aa-03 2nd Co.,Ltd (*)	—	—	Korea
	007 2nd Co.,Ltd (*)	—	—	Korea
	R1-1 Co.,Ltd (*)	—	—	Korea
	ABLE DCM 6TH CO.,LTD. (*)	—	—	Korea
	M square dongchun 3rd Co., Ltd. (*)	—	—	Korea
	HD-Habio 1st Co. Ltd (*)	—	—	Korea
	ABLEDCM 2 CO.,LTD (*)	—	—	Korea
	Double First 13 ABS Specialty LLC (*)	—	—	Korea
	Able Quant Asia Pacific Feeder Fund (T.E.) Limited	100.00	100.00	Cayman Islands

		Percentage of ownership (%)
Investment company	Investee company	December 31, 2014	December 31, 2013	Location
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	Able Quant Asia Pacific Master Fund Limited	100.00	100.00	Cayman Islands
Hyundai Securities ASIA Ltd., Etc.	Global Investment Opportunity Limited	100.00	100.00	Malaysia
	AQG Capital Management PTE. Ltd.	100.00	100.00	Singapore
	Hyundai Able Investments PTE. Ltd.	100.00	100.00	Singapore
Hyundai Smart Index Alpha Derivative Feeder Trust 1	Hyundai Smart Index Alpha Derivative Master Trust	99.40	99.19	Korea
Hyundai TRUST Bond Feeder Trust 1	Hyundai TRUST Bond Master Trust	89.35	88.09	Korea
Hyundai Value Plus Equity Feeder Trust 1	Hyundai Value Plus Equity Master Trust	99.77	99.48	Korea
Hyundai Hyundai Group Plus Equity Feeder Trust 1	Hyundai Hyundai Group Plus Equity Master Trust	86.93	72.36	Korea
HYUNDAI Dream Equity Feeder Trust 1	HYUNDAI Dream Equity master Trust	—	96.54	Korea
HYUNDAI Global-multi Asset Investment Trust1	HYUNDAI Global-multi Asset Investment Master Trust	100.00	—	Korea
the 9th F&D Co., Ltd	NH investment & securities co.,Ltd MMF	—	—	Korea
Aquila Global Real Assets Fund No.1 LP	AGRAF Real Estate No.1, Senningerberg	100.00	—	Luxembourg
AGRAF Real Estate No.1, Senningerberg	AGRAF Real Estate Holding No.1, Senningerberg	100.00	—	Luxembourg
AGRAF Real Estate Holding No.1, Senningerberg	Vierte CasaLog GmbH & Co. KG	94.90	—	Germany
AGRAF Real Estate Holding No.1, Senningerberg	HD 1 Grundstucksgesellschaft mbH & Co. KG	94.90	—	Germany
JB New Jersey Private Real Estate Fund 1	ABLE NJ DSM INVESTMENT REIT	100.00	—	USA
ABLE NJ DSM INVESTMENT REIT	ABLE NJ DSM, LLC	100.00	—	USA
Heungkuk Global Highclass Private Real Estate Trust 23	HYUNDAI ABLE INVESTMENT REIT	100.00	—	USA
HYUNDAI ABLE INVESTMENT REIT	HYUNDAI ABLE PATRIOTS PARK, LLC	100.00	—	USA
Korea Pacific 08 Ship Investment Company	KP 08 International Limited	100.00	100.00	Panama
Korea Pacific 09 Ship Investment Company	KP 09 International Limited	100.00	100.00	Panama
Korea Pacific 10 Ship Investment Company	KP 10 International Limited	100.00	100.00	Panama
Korea Pacific 11 Ship Investment Company	KP 11 International Limited	100.00	100.00	Panama
Korea Pacific 12 Ship Investment Company	KP 12 International Limited	100.00	100.00	Panama
Korea Pacific 13 Ship Investment Company	KP 13 International Limited	100.00	100.00	Panama
Hyundai Ocean Star Ship Private 2	Northeast Asia 41 Ship Investment Company	99.99	99.99	Korea
Ocean Able Ltd.	Hyundai Ocean Star Ship Private 2	100.00	100.00	Korea
Northeast Asia 41 Ship Investment Company	Wisdom Shapley 41 Shipping S.A.	100.00	100.00	Panama
	Wisdom Roth 41 Shipping S.A	100.00	100.00	Panama

(*)	The Group controls the investees because it has power that determines the management performance over the trust and is exposed to variable returns to absorb losses through the guarantees of payment of principal or payment of principal and fixed rate of return.

The Group’s ownership of its investment in associates is as follows:

Investment company	Investee company	Percentage of ownership (%)
The Company	Wise Asset Management Co., Ltd.	33.00
	Hyundai-Tongyang Agrifood Private Equity Fund	25.47

(3)	Summary of subsidiaries

1)	Hyundai Securities America Inc.

Hyundai Securities America Inc. was established on March 26, 1996, in United States of America as a local corporation, with a purpose of investment advisory service and trading securities. Capital stock of the subsidiary is USD 32 million as of December 31, 2014.

2)	Hyundai Securities ASIA Ltd.

Hyundai Securities ASIA Ltd. was established on June 24, 1997, in Hong Kong as a local corporation, with a purpose of investment advisory service and trading securities. Capital stock of the subsidiary is HKD 78 million as of December 31, 2014.

3)	Hyundai Securities Europe Ltd.

Hyundai Securities Europe Ltd. was established on April 30, 1992, in United Kingdom as a local corporation, with a purpose of investment advisory service and trading securities. Capital stock of the subsidiary is USD 15,915,413 as of December 31, 2014.

4)	Hyundai Asset Management Co., Ltd.

Hyundai Asset Management Co., Ltd. was established on November 24, 2008, with a purpose to run collective investment business and ancillary services. Capital stock of the subsidiary is ~~W~~30,000 million as of December 31, 2014.

5)	Hyundai Savings Bank Co., Ltd.

Hyundai Mutual Saving Bank Co., Ltd. was established in May 15, 1972, with a purpose to run mutual saving business. Capital stock of the subsidiary is ~~W~~278,000 million as of December 31, 2014.

6)	Summary of other subsidiaries (Korean won in thousands):

Subsidiaries	Main business	Established date	Capital stock
Korea Pacific No. 08 Ship Investment Co., Ltd.	Other finance	2008.04.01	~~W~~	9,766,775
Korea Pacific No. 09 Ship Investment Co., Ltd.	Other finance	2008.04.01		10,136,905
Korea Pacific No. 10 Ship Investment Co., Ltd.	Other finance	2008.04.01		10,487,285
Korea Pacific No. 11 Ship Investment Co., Ltd.	Other finance	2008.04.01		10,842,800
Korea Pacific No. 12 Ship Investment Co., Ltd.	Other finance	2008.04.01		11,216,240
Korea Pacific No. 13 Ship Investment Co., Ltd.	Other finance	2008.04.01		11,552,475
Ju-eun Power Middle 7	Funds	1998.07.04		21,000,000
G1 Shinhan Special Short Public Bonds	Funds	1998.09.11		114,000
New Short Public Bonds	Funds	1998.03.06		—
Hanareum Gold Middle 3	Funds	1998.04.21		215,000
Hyundai YouFirst Private Real Estate Trust 1	Funds	2009.06.29		7,500,000
Hyundai Smart Index Alpha Derivative Feeder Trust 1	Funds	2009.07.08		11,005,882
Hyundai Trust Bond Feeder Trust 1	Funds	2009.07.08		13,263,525
Hyundai Korean Edge to China Equity Trust 1	Funds	2010.09.27		16,295,131
Hyundai Kidzania Equity Feeder Trust 1	Funds	2010.08.16		2,505,838
Hyundai Value Plus Equity Feeder Trust 1	Funds	2010.08.09		2,709,111
Hyundai Hyundai Group Plus Equity Feeder Trust 1	Funds	2009.09.14		1,000,000
Hyundai Strong-small Corporate Trust 1	Funds	2011.06.08		14,772,116
Hana asset management randchip private equity real estate investment trusts	Funds	2013.12.31		66,500,000
Hyundai youfirst private equity real estate investment trusts	Funds	2013.09.27		154,696,794

Subsidiaries	Main business	Established date	Capital stock
KTB System-Trading Private Security Investment	Funds	2014.03.26	5,000,000
HYUNDAI Global-multi Asset Investment Trust1	Funds	2014.04.15	3,000,020
ASSETPLUS PRIVATE EQUITY INVESTMENT TRUST 14	Funds	2014.05.09	10,000,000
Heungkuk Highclass Private Real Estate Trust 21	Funds	2014.04.23	18,000,000
Eugene Smart Robust Private Equity Derivatives 1	Funds	2014.08.06	10,000,000
KTB publicly offered shares high-yield private fund	Funds	2014.07.23	20,000,000
HYUNDAI Kon-tiki Specialized Privately Placed Fund	Funds	2014.09.29	10,385,941
JB New Jersey Private Real Estate Fund 1	Funds	2014.10.14	16,233,600
Heungkuk Global Highclass Private Real Estate Trust 23	Funds	2014.12.23	131,708,693
Aquila Global Real Assets Fund No.1 LP	Funds	2014.06.18	11,892,462
Ocean Able Ltd.(*)	Asset-backed securitization	2013.02.14	—
ELP the 2nd Securitization Specialty Co., LTD	Asset-backed securitization	2013.06.24	—
MSsejong 4th co.,Ltd	Asset-backed securitization	2013.11.27	100
M square dongchun 3rd Co., Ltd.	Asset-backed securitization	2013.09.06	1
Continuum 3rd Co.,Ltd	Asset-backed securitization	2014.02.17	10
Hthehill 5th Co.,Ltd	Asset-backed securitization	2014.04.04	—
ABLE DCM 10TH Co.,LTD	Asset-backed securitization	2014.04.22	1
AbleDFI series1co.,LTD	Asset-backed securitization	2014.05.29	1
TRYNDA 1 CO.,LTD.	Asset-backed securitization	2014.06.11	300
AbleLand 1st Co.,LTD	Asset-backed securitization	2014.05.29	—
ABLEDCMFARM Co.,Ltd.	Asset-backed securitization	2014.04.16	—
Farm Hannong Securitization Co.,Ltd.	Asset-backed securitization	2014.04.10	10
AbleE&D Co., Ltd	Asset-backed securitization	2014.05.26	—
007 1st Co.,Ltd	Asset-backed securitization	2014.07.29	1
Bubong Project1 Co., Ltd	Asset-backed securitization	2014.07.15	10
Bubong Project2 Co., Ltd	Asset-backed securitization	2014.08.05	10
Smart Eco First Co., Ltd.	Asset-backed securitization	2014.08.18	10
Namyangjuhyado 1st CO.,LTD.	Asset-backed securitization	2014.08.14	1,000
Ablekolao Co., Ltd.	Asset-backed securitization	2014.08.19	—
the 9th F&D Co., Ltd	Asset-backed securitization	2014.08.06	10
AbleE&D No.2 Co.,Ltd.	Asset-backed securitization	2014.11.17	—
2014able 1st.co.Ltd.	Asset-backed securitization	2014.12.03	—
2014able opo 2nd.co.Ltd	Asset-backed securitization	2014.12.03	—
Able DCM Blue co.,ltd	Asset-backed securitization	2014.10.13	—
Abledcmwrite CO.,LTD.	Asset-backed securitization	2014.12.15	—
Aa-03 2nd Co.,Ltd	Asset-backed securitization	2014.11.13	—
007 2nd Co.,Ltd	Asset-backed securitization	2014.12.08	1
R1-1 Co.,Ltd	Asset-backed securitization	2014.10.01	1
ABLE DCM 6TH CO.,LTD.	Asset-backed securitization	2014.11.13	10
ABLEDCM 2 CO.,LTD (*1)	Asset-backed securitization	2013.09.06	—
ABLE DCM 7TH CO.,LTD.	Asset-backed securitization	2014.03.03	—
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	Funds	2013.05.06	114,970,000
Able Quant Asia Pacific Master Fund Limited	Funds	2013.05.06	112,465,055
Global Investment Opportunity Limited	Finance and real estate investment	2011.01.04	20,280,200
AQG Capital Management PTE. Ltd.	Collective investment business	2013.02.21	3,415,163
Hyundai Able Investments PTE. Ltd.	Trading investment business	2013.03.05	11,910,333
Hyundai Smart Index Alpha Derivative Master Trust	Funds	2009.07.08	10,946,185
Hyundai Trust Bond Master Trust	Funds	2009.07.08	14,486,123
Hyundai Value Plus Equity Master Trust	Funds	2010.08.09	4,941,406
Hyundai Hyundai Group Plus Equity Master Trust	Funds	2009.09.14	1,047,392
HYUNDAI Global-multi Asset Investment Master Trust	Funds	2014.04.15	2,981,680
NH investment & securities co.,Ltd MMF	Trust	2014.08.08	—
AGRAF Real Estate No.1, Senningerberg	Asset-backed securitization	2014.08.07	133,741
AGRAF Real Estate Holding No.1, Senningerberg	Asset-backed securitization	2014.08.08	2,131,576
Vierte CasaLog GmbH & Co. KG	Real estate investment	2014.11.25	1,333
HD 1 Grundstucksgesellschaft mbH & Co. KG	Real estate investment	2014.10.13	33,333
ABLE NJ DSM INVESTMENT REIT	Real estate investment	2014.10.14	16,114,638
ABLE NJ DSM, LLC	Real estate investment	2014.10.14	16,114,638
HYUNDAI ABLE INVESTMENT REIT	Real estate investment	2014.12.23	126,175,756
HYUNDAI ABLE PATRIOTS PARK, LLC	Real estate investment	2014.12.23	126,725,756
KP 08 International Limited	Transport equipment rental	2008.04.01	11
KP 09 International Limited	Transport equipment rental	2008.04.01	11

Subsidiaries	Main business	Established date	Capital stock
KP 10 International Limited	Transport equipment rental	2008.04.01	11
KP 11 International Limited	Transport equipment rental	2008.04.01	11
KP 12 International Limited	Transport equipment rental	2008.04.01	11
KP 13 International Limited	Transport equipment rental	2008.04.01	11
Hyundai Ocean Star Ship Private 2	Funds	2013.03.04	34,993,778
Northeast Asia 41 Ship Investment Company	Other finance	2012.11.28	34,994,435
Wisdom Shapley 41 Shipping S.A.	Transport equipment rental	2012.11.28	11
Wisdom Roth 41 Shipping S.A.	Transport equipment rental	2012.11.28	11

(4)	Details of investees which are excluded from the Group’s consolidation scope even though it holds more than half of ownership of the investees as of December 31, 2014, are as follows:

Subsidiaries	Location	Main business	Percentage of ownership (%)
Associated Company Able Two	Japan	Real estate rental	99.00
Godo kaisha able•one	Japan	Real estate rental	99.00
Richmond asan private equity real estate investment trusts	Korea	Fund	59.84

(5)	Condensed financial statements of subsidiaries

Summary of financial information of subsidiaries as of December 31, 2014 and 2013, is as follows:

	Korean won (In thousands)
	December 31, 2014
Name of subsidiaries	Assets		Liabilities		Operating revenue		Net income (loss)		Comprehensive income (loss)
Hyundai Securities America Inc.	~~W~~	23,968,266	~~W~~	119,046	~~W~~	1,169,462	~~W~~	(9,318)	~~W~~	943,965
Hyundai Securities ASIA Ltd.		23,051,183		861,748		5,859,951		(354,972)		781,717
Hyundai Securities Europe Ltd.		15,006,219		574,665		—		—		576,490
Hyundai Savings Bank		1,081,248,138		854,813,939		187,972,004		19,076,891		19,084,059
Hyundai Asset Management Co., Ltd.		28,610,334		532,850		9,585,999		220,529		278,504
Korea Pacific No. 08 Ship Investment Co., Ltd.		35,106		866,219		34,596		32,082		32,082
Korea Pacific No. 09 Ship Investment Co., Ltd.		34,462		939,641		34,596		33,591		33,591
Korea Pacific No. 10 Ship Investment Co., Ltd.		34,534		1,035,044		34,596		33,591		33,591
Korea Pacific No. 11 Ship Investment Co., Ltd.		34,435		1,133,958		34,596		33,591		33,591
Korea Pacific No. 12 Ship Investment Co., Ltd.		34,535		1,238,813		34,597		33,592		33,592
Korea Pacific No. 13 Ship Investment Co., Ltd.		34,911		1,247,114		34,597		33,592		33,592
Ju-eun Power Middle 7		25,242,016		1,247		640,153		517,725		517,725
G1 Shinhan Special Short Public Bonds		114,629		10		2,700		2,035		2,035
New Short Public Bonds H-10		3,457		—		66		66		66
Hanareum Gold Middle 3		293,702		17		290		129		129
Hyundai YouFirst Private Real Estate Trust 1		2,257,380		82,978		—		(1,000,044)		(1,000,044)
Hyundai Smart Index Alpha Derivative Feeder Trust 1		10,175,150		408,037		584,868		389,130		389,130
Hyundai Trust Bond Feeder Trust 1		13,026,905		6,804		2,272		(26,548)		(26,548)
Hyundai Strong KoreaEquity Trust 1		16,369,456		538,676		4,268,181		826,680		826,680
Hyundai Kidzania Equity Feeder Trust 1		2,521,810		26,907		129,096		(25,578)		(25,578)
Hyundai Value Plus Equity Feeder Trust 1		2,704,242		2,953		(1,334)		1,546		1,546
Hyundai Hyundai Group Plus Equity Feeder Trust 1		892,486		74		426		(6,648)		(6,648)
Hyundai Strong-small Corporate Trust 1		16,881,972		775,991		5,737,033		2,620,396		2,620,396
KTB System-Trading Private Security Investment I-2		5,377,327		18,065		2,278,293		359,262		359,262
Hana asset management randchip private equity real estate investment trusts		154,498,105		86,848,532		4,127,326		1,523,519		1,523,519
Hyundai youfirst private equity real estate investment trusts 15		148,269,847		57,115		10,802,882		10,064,755		10,064,755
HYUNDAI Global-multi Asset Investment Trust1		2,981,867		7,922		434		(26,075)		(26,075)
ASSETPLUS PRIVATE EQUITY INVESTMENT TRUST 14		11,719,096		1,137,024		2,658,774		582,072		582,072
Heungkuk Highclass Private Real Estate Trust 21		17,800,396		54,836		994,264		135,560		135,560
Eugene Smart Robust Private Equity Derivatives 1		10,010,021		76,802		2,925,392		(66,781)		(66,781)
KTB publicly offered shares high-yield private fund		22,963,228		12,396		3,047,894		2,950,832		2,950,832
HYUNDAI Kon-tiki Specialized Privately Placed Fund		20,563,981		10,178,027		875,523		428,836		428,836
JB New Jersey Private Real Estate Fund 1		16,159,120		431,317		—		(505,797)		(505,797)
Heungkuk Global Highclass Private Real Estate Trust 23		132,008,318		2,419		299,624		297,205		297,205
Aquila Global Real Assets Fund No.1 LP		14,586,472		123,628		118,954		(239,087)		2,570,382
Ocean Able Ltd.		34,741,867		35,873,996		2,440,148		(314,462)		(314,462)
ELP the 2nd Securitization Specialty Co., LTD		18,409,311		18,409,311		1,441,690		—		—
MSsejong 4th co.,Ltd		10,213,308		10,210,488		496,483		2,720		2,720
M square dongchun 3rd Co., Ltd.		6,353,735		6,393,981		385,039		(4,262)		(4,262)

	Korean won (In thousands)
	December 31, 2014
Name of subsidiaries	Assets		Liabilities		Operating revenue		Net income (loss)		Comprehensive income (loss)
ABLEDCM 2 CO.,LTD	~~W~~	30,222,688	~~W~~	30,307,460	~~W~~	1,674,012	~~W~~	(23,502)	~~W~~	(23,502)
AbleDCM7co.,LTD		15,354		705,503		1,304,675		(690,150)		(690,150)
Continuum 3rd Co.,Ltd		30,426,426		30,490,541		1,821,276		(64,126)		(64,126)
Hthehill 5th Co.,Ltd		30,223,378		30,274,029		1,776,436		(50,652)		(50,652)
ABLE DCM 10TH Co.,LTD		21,517,251		20,816,448		1,387,011		700,802		700,802
AbleDFI series1co.,LTD		20,291,806		21,662,291		712,487		(1,370,486)		(1,370,486)
TRYNDA 1 CO.,LTD.		31,382,578		31,376,970		1,414,036		5,308		5,308
AbleLand 1st Co.,LTD		41,804,070		41,404,070		1,825,807		400,000		400,000
ABLEDCMFARM Co.,Ltd.		20,173,218		20,277,611		844,952		(104,393)		(104,393)
Farm Hannong Securitization Co.,Ltd.		5,120,819		5,200,000		240,202		(79,191)		(79,191)
AbleE&D Co., Ltd		30,522,900		30,471,688		1,178,060		51,213		51,213
007 1st Co.,Ltd		20,551,828		20,588,603		578,466		(36,775)		(36,775)
Bubong Project1 Co., Ltd		24,179,610		24,175,349		4,681,648		4,251		4,251
Bubong Project2 Co., Ltd		24,172,019		24,167,758		637,280		4,251		4,251
Smart Eco First Co., Ltd.		15,203,124		15,200,000		86,639		3,114		3,114
Namyangjuhyado 1st CO.,LTD.		2,825,160		2,440,524		549,250		383,636		383,636
Ablekolao Co., Ltd.		9,598,079		9,800,000		164,408		(201,921)		(201,921)
the 9th F&D Co., Ltd		217,906,986		209,889,357		14,222,409		8,017,619		8,017,619
AbleE&D No.2 Co.,Ltd.		20,203,439		20,313,010		92,933		(109,571)		(109,571)
2014able 1st.co.Ltd.		15,480,040		15,576,121		30,310		(96,081)		(96,081)
2014able opo 2nd.co.Ltd		27,193,018		27,251,081		48,985		(58,063)		(58,063)
Able DCM Blue co.,ltd		35,139,770		35,210,317		354,414		(70,547)		(70,547)
Abledcmwrite CO.,LTD.		8,757,021		8,756,455		2,466		566		566
Aa-03 2nd Co.,Ltd		45,475,939		45,215,340		782,674		260,599		260,599
007 2nd Co.,Ltd		20,329,981		20,376,956		64,688		(46,976)		(46,976)
R1-1 Co.,Ltd		10,580,505		10,589,907		210,938		(9,403)		(9,403)
ABLE DCM 6TH CO.,LTD.		149,309,781		149,487,677		1,246,462		(177,906)		(177,906)
Able Quant Asia Pacific Feeder Fund(T.E.) Limited		98,318,287		184,377		—		(8,040,769)		(4,137,363)
Able Quant Asia Pacific Master Fund Limited		98,485,650		167,362		2,327,510		(6,077,484)		(2,166,719)
Global Investment Opportunity Limited		22,485,591		1,296,511		1,054,157		42,958		1,477,895
AQG Capital Management PTE. Ltd.		2,359,234		30,323		1,995,467		34,546		31,817
Hyundai Able Investments PTE. Ltd.		10,249,980		4,005		2,572,971		(299,684)		(306,175)
Hyundai Smart Index Alpha Derivative Master Trust		10,026,424		203,082		1,645,608		(101,759)		(101,759)
Hyundai Trust Bond Master Trust		14,797,756		82		853,887		595,669		595,669
Hyundai Value Plus Equity Master Trust		4,959,946		150,843		(377,806)		(438,233)		(438,233)
Hyundai Hyundai Group Plus Equity Master Trust		988,210		12,128		4,748		(113,983)		(113,983)
HYUNDAI Global-multi Asset Investment Master Trust		3,075,988		329		267,188		93,979		93,979
NH investment & securities co.,Ltd MMF		217,665,256		3,627,009		14,222,409		10,595,401		10,595,401
AGRAF Real Estate No.1, Senningerberg		13,723,113		13,596,958		104,861		(19,178)		(7,586)
AGRAF Real Estate Holding No.1, Senningerberg		31,657,911		30,187,249		53,601		(609,834)		(660,914)
Vierte CasaLog GmbH & Co. KG		16,603,738		11,400,773		184,535		(265,645)		(253,811)
HD 1 Grundstucksgesellschaft mbH & Co. KG		15,602,242		12,193,410		537,341		(507,499)		(484,816)
ABLE NJ DSM INVESTMENT REIT		16,897,936		—		131,653		76,450		783,298
ABLE NJ DSM, LLC		46,021,253		29,458,560		505,850		(11,043)		448,055
HYUNDAI ABLE INVESTMENT REIT		131,763,947		—		131,653		76,450		5,588,191
HYUNDAI ABLE PATRIOTS PARK, LLC		377,610,685		248,234,186		6,619,098		(2,211,130)		3,200,744
KP 08 International Limited		3,184,957		12,355,504		78,992		139,409		(226,570)
KP 09 International Limited		3,354,152		11,825,916		57,085		406,269		68,725
KP 10 International Limited		3,177,658		12,447,450		55,083		630,932		261,960
KP 11 International Limited		4,002,681		14,416,154		52,536		666,838		252,260
KP 12 International Limited		2,896,425		13,399,374		10,006		727,569		309,538
KP 13 International Limited		3,436,217		13,386,439		77,833		1,066,035		670,747
Northeast Asia 41 Ship Investment Company		33,229,363		501,882		3,285,138		2,948,532		3,163,529

	Korean won (In thousands)
	December 31, 2014
Name of subsidiaries	Assets	Liabilities	Operating revenue	Net income (loss)	Comprehensive income (loss)
Hyundai Ocean Star Ship Private 2	34,994,683	5,628	—	1,136,789	1,136,789
Wisdom Shapley 41 Shipping S.A.	17,512,050	18,447,040	3,787,330	(99,974)	(136,611)
Wisdom Roth 41 Shipping S.A.	17,186,395	18,592,038	3,787,323	(101,428)	(157,767)

	Korean won (In thousands)
	December 31, 2013
Name of subsidiaries	Assets	Liabilities	Operating revenue	Net income (loss)	Comprehensive income (loss)
Hyundai Securities America Inc.	~~W~~ 23,052,072	~~W~~ 146,817	~~W~~ 583,658	~~W~~ (537,417)	~~W~~(1,777,412)
Hyundai Securities ASIA Ltd.	22,013,740	320,386	3,692,002	(211,200)	(1,658,094)
Hyundai Securities Europe Ltd.	14,456,791	672,792	356,429	(1,703,159)	(2,466,453)
Hyundai Savings Bank	1,243,796,362	1,036,362,371	101,965,727	(1,080,203)	(1,559,710)
Hyundai Asset Management Co., Ltd.	28,465,221	666,241	8,561,396	1,899,760	1,855,129
Korea Pacific No. 08 Ship Investment Co., Ltd.	3,024	866,219	—	(9,185)	(9,185)
Korea Pacific No. 09 Ship Investment Co., Ltd.	871	939,641	—	(6,543)	(6,543)
Korea Pacific No. 10 Ship Investment Co., Ltd.	193	1,034,294	—	(4,043)	(4,043)
Korea Pacific No. 11 Ship Investment Co., Ltd.	93	1,133,208	—	(1,765)	(1,765)
Korea Pacific No. 12 Ship Investment Co., Ltd.	943	1,238,813	—	(8,816)	(8,816)
Korea Pacific No. 13 Ship Investment Co., Ltd.	1,318	1,247,114	—	(8,816)	(8,816)
Ju-eun Power Middle 7	31,889,881	1,574	555,818	506,069	506,069
G1 Shinhan Special Short Public Bonds	144,923	13	2,411	1,816	1,816
New Short Public Bonds H-10	3,391	—	53	53	53
Hanareum Gold Middle 3	464,278	27	285	122	122
Hyundai Commodity Index Bond Derivatives Trust 1	4,133,773	4,070	508,260	(275,377)	(275,377)
Hyundai YouFirst Private Real Estate Trust 1	3,257,380	82,934	—	(33)	(33)
Hyundai Smart Index Alpha Derivative Feeder Trust 1	5,339,200	6,047	60,549	(43,019)	(43,019)
Hyundai Trust Bond Feeder Trust 1	12,596,916	6,524	1,591	(20,057)	(20,057)
Hyundai Strong KoreaEquity Trust 1	13,565,595	1,962,630	2,257,655	216,142	216,142
Hyundai Kidzania Equity Feeder Trust 1	2,500,967	41,901	21,173	(22,942)	(22,942)
Hyundai Value Plus Equity Feeder Trust 1	2,516,516	3,011	3,377	(18,537)	(18,537)
Hyundai Hyundai Group Plus Equity Feeder Trust 1	899,238	81	346	(4,751)	(4,751)
Hyundai YouFirst Private Real Estate Trust 9	12,500,670	6,239	874,153	847,725	847,725
Hyundai Expert Private Security Trust 1	1,700,149	937	1,481,165	192,732	192,732
Hyundai Noble Choice CTA Private Security Trust 1	2,423,133	3,077	211,317	(49,923)	(49,923)
Hyundai Noble Choice Longshort Private Security Trust 1	1,762,060	530	279,099	67,331	67,331
Hyundai Strong-small Corporate Trust 1	13,124,007	1,277,194	2,354,053	198,213	198,213
KTB System-Trading Private Security Investment	5,162,734	5,320	2,719,511	206,973	206,973
Hana asset management randchip private equity real estate investment trusts	125,695,281	115,686,398	9,773	8,884	8,884
HYUNDAI Dream Equity Feeder Trust 1	21,416,271	152,129	—	—	—
Hyundai youfirst private equity real estate investment trusts	147,029,535	59,401	152,966	(7,726,660)	(7,726,620)
Gaia DBEX the Fifth Co., Ltd.	21,238,140	20,322,665	2,057,321	496,509	496,509
EloiANG	30,356,374	30,339,616	2,147,265	160,513	160,513
Gun-jung JY	20,145,229	20,087,500	616,730	73,209	73,209
Ocean Able Ltd.	40,374,236	41,191,902	553,343	(817,766)	(817,766)
Global Investment Opportunity Limited	19,711,185	—	476,658	125,087	(1,261,107)
ELP the 2nd Securitization Specialty Co., LTD	30,979,988	30,979,988	711,890	—	—

	Korean won (In thousands)
	December 31, 2013
Name of subsidiaries	Assets		Liabilities		Operating revenue		Net income (loss)		Comprehensive income (loss)
JS 1st Co.,Ltd.	~~W~~	30,246,556	~~W~~	30,196,239	~~W~~	945,342	~~W~~	46,317	~~W~~	46,317
M square dongchun 3rd Co., Ltd.		6,343,611		6,379,596		111,651		(35,986)		(35,986)
Brave Monkey 1st Co., LTD		21,243,733		21,288,457		229,042		(44,725)		(44,725)
HD-Habio 1st Co. Ltd		100,287		121,570		—		(21,283)		(21,283)
ABLEDCM 2 CO.,LTD		30,475,974		30,537,244		65,018		(61,270)		(61,270)
Double First 13 ABS Specialty LLC		—		—		—		—		—
Able Quant Asia Pacific Feeder Fund(T.E.) Limited		102,450,913		179,639		—		(3,392,466)		(12,698,726)
Able Quant Asia Pacific Master Fund Limited		103,287,620		836,707		547,831		(2,666,414)		(11,980,047)
AQG Capital Management PTE. Ltd.		2,323,188		26,094		729,736		(792,121)		(980,197)
Hyundai Able Investments PTE. Ltd.		7,469,623		32,839		423,046		(556,989)		(959,616)
Hyundai Smart Index Alpha Derivative Master Trust		6,064,740		356,010		1,614,352		43,389		43,389
Hyundai Trust Bond Master Trust		14,666,810		92		706,810		(65,512)		(65,512)
Hyundai Value Plus Equity Master Trust		5,220,369		458,350		1,212,378		(176,026)		(176,026)
Hyundai Hyundai Group Plus Equity Master Trust		1,330,568		25,410		142,255		95,826		95,826
HYUNDAI Dream Equity master Trust		23,776,530		1,787,697		—		—		—
KP 08 International Limited		4,636,277		13,580,254		1,197,727		625,642		1,162,328
KP 09 International Limited		4,428,758		12,969,247		1,742,101		6,567		526,043
KP 10 International Limited		4,358,596		13,890,348		1,735,185		396,024		979,848
KP 11 International Limited		4,561,555		15,227,288		1,940,133		(240,271)		390,673
KP 12 International Limited		4,067,466		14,879,954		1,408,091		672,894		1,329,184
KP 13 International Limited		4,375,651		14,996,620		1,464,829		260,283		907,598
Northeast Asia 41 Ship Investment Company		37,348,009		114,036		2,313,829		(337,672)		(337,672)
Hyundai Ocean Star Ship Private 2		40,241,784		6,255		—		(74,711)		(74,711)
Wisdom Shapley 41 Shipping S.A.		19,483,961		20,282,340		2,976,481		(172,325)		(131,470)
Wisdom Roth 41 Shipping S.A.		19,149,392		20,397,269		2,976,470		(188,015)		(123,159)

(6)	Changes in scope of consolidation

Changes in scope of consolidation for the year ended December 31, 2014, are as follows:

Name of subsidiaries	Reason
KTB System trading Private Equity Fund I-2	Newly established
HYUNDAI Global-multi Asset Investment Trust1	Newly established
ASSETPLUS PRIVATE EQUITY INVESTMENT TRUST 14	Newly established
Heungkuk Highclass Private Real Estate Trust 21	Newly established
AbleDCM7co.,LTD	Newly established
MSsejong 4th co.,Ltd	Newly established
Continuum 3rd Co.,Ltd	Newly established
Hthehill 5th Co.,Ltd	Newly established
ABLE DCM 10TH Co.,LTD	Newly established
AbleDFI series1co.,LTD	Newly established
TRYNDA 1 CO.,LTD.	Newly established
AbleLand 1st Co.,LTD	Newly established
ABLEDCMFARM Co.,Ltd.	Newly established
Farm Hannong Securitization Co.,Ltd.	Newly established
AbleE&D Co., Ltd	Newly established
HYUNDAI Global-multi Asset Investment Master Trust	Newly established
007 1st Co.,Ltd	Newly established
Bubong Project1 Co., Ltd	Newly established
Bubong Project2 Co., Ltd	Newly established
Smart Eco First Co., Ltd.	Newly established
Namyangjuhyado 1st CO.,LTD.	Newly established
Ablekolao Co., Ltd.	Newly established

Name of subsidiaries	Reason
AbleE&D No.2 Co.,Ltd.	Newly established
2014able 1st.co.Ltd.	Newly established
2014able opo 2nd.co.Ltd	Newly established
Able DCM Blue co.,ltd	Newly established
Abledcmwrite CO.,LTD.	Newly established
Aa-03 2nd Co.,Ltd	Newly established
007 2nd Co.,Ltd	Newly established
R1-1 Co.,Ltd	Newly established
ABLE DCM 6TH CO.,LTD.	Newly established
the 9th F&D Co., Ltd	Newly established
NH investment & securities co.,Ltd MMF	Newly established
JB New Jersey Private Real Estate Fund 1	Newly established
Heungkuk Global Highclass Private Real Estate Trust 23	Newly established
Eugene Smart Robust Private Equity Derivatives 1	Newly established
KTB publicly offered shares high-yield private fund	Newly established
HYUNDAI Kon-tiki Specialized Privately Placed Fund	Newly established
Aquila Global Real Assets Fund No.1 LP	Newly established
AGRAF Real Estate No.1, Senningerberg	Newly established
AGRAF Real Estate Holding No.1, Senningerberg	Newly established
Vierte CasaLog GmbH & Co. KG	Acquisition of controlling power
HD 1 Grundstucksgesellschaft mbH & Co. KG	Acquisition of controlling power
ABLE NJ DSM INVESTMENT REIT	Newly established
ABLE NJ DSM, LLC	Newly established
HYUNDAI ABLE INVESTMENT REIT	Newly established
HYUNDAI ABLE PATRIOTS PARK, LLC	Newly established
Hyundai YouFirst Private Real Estate Trust 9	Liquidation
Hyundai Expert Private Security Trust 1	Liquidation
Hyundai Noble Choice Longshort Private Security Trust 1	Liquidation
KTB System-Trading Private Security Investment	Liquidation
HYUNDAI Dream Equity Feeder Trust 1	Liquidation
HYUNDAI Dream Equity master Trust	Liquidation
Hyundai Commodity Index Bond Derivatives Trust 1	Liquidation
Hyundai Noble Choice CTA Private Security Trust 1	Liquidation
Gun-jung JY	Liquidation
Gaia DBEX the Fifth Co., Ltd.	Liquidation
JS 1st Co.,Ltd.	Liquidation
EloiANG	Loss of controlling power
HD-Habio 1st Co. Ltd	Loss of controlling power
Double First 13 ABS Specialty LLC	Loss of controlling power
Brave Monkey 1st Co., LTD	Loss of controlling power

Business combinations for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows (Korean won in thousands):

December 31, 2014

Name of subsidiaries	Main business	Acquisition date	Acquisition ownership (%)	Acquisition cost
Vierte CasaLog GmbH & Co. KG	Real estate investment	2014.11.25	94.9	~~W~~	5,456,705
HD 1 Grundstucksgesellschaft mbH & Co. KG	Real estate investment	2014.10.13	94.9		3,891,885

December 31, 2013

Name of subsidiaries	Main business	Acquisition date	Acquisition ownership (%)	Acquisition cost
HYUNDAI Dream Equity Feeder Trust 1 (*)	Funds	2013.12.31	38.32	~~W~~	7,805,775

(*)	The acquisition cost equals the fair value of the acquired assets and no liability had been acquired.

(7)	Details of financial support of the Company and other subsidiaries in the Group for consolidated structured entities as of December 31, 2014, are as follows (Korean won in millions):

December 31, 2014

Provider	Structured entity	Financial support	Amount
The Company	TRYNDA 1 CO.,LTD.	Private placement bonds purchase agreement	~~W~~50,000
	AbleLand 1st Co.,LTD	Private placement bonds purchase agreement	40,000
	AbleE&D Co., Ltd	Private placement bonds purchase agreement	30,400
	AbleE&D No.2 Co.,Ltd.	Private placement bonds purchase agreement	20,300
	ABLE DCM 2ND CO.,LTD.	Private placement bonds purchase agreement	30,000
	Continuum 3rd Co.,Ltd	Private placement bonds purchase agreement	30,000
	Able DCM Blue co.,ltd	Private placement bonds purchase agreement	35,000
	Abledcmwrite CO.,LTD.	Private placement bonds purchase agreement	20,000
	AbleDFI series1co.,LTD	Private placement bonds purchase agreement	20,300
	ABLEDCMFARM Co.,Ltd.	Private placement bonds purchase agreement	20,100
	Ablekolao Co., Ltd.	Private placement bonds purchase agreement	9,800
	Farm Hannong Securitization Co.,Ltd.	Private placement bonds purchase agreement	5,200
	Namyangjuhyado 1st CO.,LTD.	Private placement bonds purchase agreement	4,500
	Aa-03 2nd Co.,Ltd	Private placement bonds purchase agreement	25,000
	2014able 1st.co.Ltd.	Private placement bonds purchase agreement	27,000
	2014able opo 2nd.co.Ltd	Private placement bonds purchase agreement	15,000
	Hthehill 5th Co.,Ltd	Loan purchase agreement	30,000
	M square dongchun 3rd Co., Ltd.	Loan purchase agreement	14,000
	Smart Eco First Co., Ltd.	Loan purchase agreement	15,200
	MSsejong 4th co.,Ltd	Loan purchase agreement	10,000
	ABLE DCM 10TH Co.,LTD	ABSTB purchase agreement	10,900
	Ocean Able Ltd.	ABCP guarantee	35,000
	ELP the 2nd Securitization Specialty Co., LTD.	ABS guarantee	18,000
	Bubong Project1/2 Co., Ltd	ABL guarantee	30,000
	R1-1 Co.,Ltd	ABL guarantee	10,000
	007 2nd Co.,Ltd	Debt argument agreement	20,000
	007 1st Co.,Ltd	Debt argument agreement	20,100

December 31, 2013

Provider	Structured entity	Financial support	Amount
The Company	Gaia DBEX the Fifth Co., Ltd.	Loan purchase agreement	~~W~~20,000
	ELP the 2nd Securitization Specialty Co., LTD.	ABS guarantee	30,000
	Ocean Able Ltd.	ABCP guarantee	41,000
	JS 1st Co.,Ltd.	Debt argument agreement	30,000
	M square dongchun 3rd Co., Ltd.	Loan purchase agreement	19,700

EloiANG 2	Private placement bonds purchase agreement	30,000
Gun-jung JY	ABS guarantee	20,000
ABLEDCM 2 CO.,LTD	Private placement bonds purchase agreement	30,000
Brave Monkey 1st Co., LTD	Debt argument agreement	20,000
HD-Habio 1st Co. Ltd	Loan purchase agreement	50,000

(8)	Interests in unconsolidated structured entities

1)	Nature, purpose, activities and financing structure of the unconsolidated structured entity

A structured entity is designed such that voting rights or similar rights are not the dominant factor in deciding who controls the entity and the Group is accordingly involved in the structured entity through asset-backed securitization, project financing (“PF”), investment fund contracts and others as of December 31, 2013. Of the structured entities, the interests and nature of the risks of unconsolidated structured entities for which the Group does not have control, are as follows:

- Asset-backed securitization

The unconsolidated structured entity, whose objective is the securitization of assets, issues asset-backed securities based on the securitized assets and pays the redemption proceeds on such asset-backed securities with profits from the management, operation and sales of the securitized assets. The Group is liable for the risks associated with the issuance of asset-backed securities through the purchase of subordinated bonds, execution of asset-backed securities purchase agreements and granting of credit and thus recognizes the related interest income and commission income.

Although the entities that provide financial support in the form of credit default compensation commitments and conditional debt argument agreements exist, the Group may still be exposed to risk of losses resulting from asset-backed securities when failure of refunding occur.

- PF

PF is the main financing method for large-scale risky project, where investors will make investment decisions based on the project’s economic feasibility, instead of the credit rating of the principal party driving the project or the physical collateral involved and will receive the profits that occur upon project progression. For effective implementation of the PF, structured entities will be established as special-purpose entities, funded through investment or lending institutions and participating entities. Structured entities for PF include investment companies for real estate PF, business infrastructure enforcement corporations and special-purpose companies for acquisition of ships and airlines. The Group has an influence on the structured entities’ investment, loans and granting of credit and thus recognizes the related interest income, gains and losses on valuation of equity investments and dividend income. Although the entities that provide financial support in the form of funding guarantees, bonds and senior credit facilities exist, the Group may still be exposed to risk of losses resulting from failure of return on capital investment or discontinuation of the project, joint and several liabilities on guarantees, etc.

- Investment funds

Non-consolidated structured entities, which are classified as investment funds, include investment trusts and private equity funds. An investment trust is formed by funding from various investors, engaging a manager at the trust to operate and distributing proceeds from investments to the investors according to the trust agreements. A private equity fund is normally established in order to acquire ownership interests in a target company with exit strategy of a return to be distributed to the investors, after implementing financial and operational restructuring. The Group recognizes gains and losses on valuation of investments in relation to the Group’s interest in investment funds. It is exposed to loss of principal when the value of investment fund decreases.

2)	Risk from involvement with unconsolidated structured entities

Total asset size of the unconsolidated structured entities, book value for the line items as recognized in the consolidated financial statements, maximum exposure to loss and loss incurred for the year ended December 31, 2014, and the nine months period ended December 31, 2013, are as follows. The maximum exposure to loss includes investment amounts recognized in the consolidated financial statements and the amounts that are determined in the future by meeting certain conditions in the future based on the agreements of purchase, granting credit, etc.:

December 31, 2014

	Korean won (In thousands)
Classification	Asset-backed securitization		PF		Investment fund		Total
Total assets of unconsolidated structured entity	~~W~~	7,723,193,921	~~W~~	1,959,442,434	~~W~~	2,770,104,963	~~W~~	12,452,741,318
Recognized assets related to unconsolidated structured entities
Assets
Loans		45,932,919		24,166,405		30,084,848		100,184,172
Securities		—		2,621,000		200,304,152		202,925,152
Investments in associates		—		—		4,692,968		4,692,968
Others		127,019		8,960		102,088		238,067
Subtotal		46,059,938		26,796,365		235,184,056		308,040,359
Recognized liabilities related to unconsolidated structured entities		—		—		—		—
Maximum exposure		1,657,109,620		123,191,122		239,418,443		2,019,719,185
Loss on unconsolidated structured entities		(1,996,496)		(25,948,404)		(900,655)		(28,845,555)

December 31, 2013

	Korean won (In thousands)
Classification	Asset-backed securitization		PF		Investment fund		Total
Total assets of unconsolidated structured entity	~~W~~	4,684,525,187	~~W~~	786,170,510	~~W~~	1,525,895,687	~~W~~	6,996,591,384
Recognized assets related to unconsolidated structured entities
Assets
Loans		44,118,697		22,234,068		9,659,310		76,012,075
Securities		151,335,696		1,966,000		155,270,652		308,572,348
Investments in associates		—		—		1,426,250		1,426,250
Others		22,442,888		19,469,890		9,600,000		51,512,778
Subtotal		217,897,281		43,669,958		175,956,212		437,523,451
Recognized liabilities related to unconsolidated structured entities		—		—
Maximum exposure		795,602,710		121,130,610		234,554,719		1,151,288,039
Loss on unconsolidated structured entities		(3,956,246)		—		(292,783)		(4,249,029)

2.	SIGNIFICANT BASIS OF PREPARATION AND ACCOUNTING POLICIES:

(1)	Basis of preparation

Major accounting policies used for the preparation of the consolidated financial statements are stated below. Unless stated otherwise, these accounting policies have been applied consistently to the consolidated financial statements for the current period and accompanying comparative period.

The accompanying consolidated financial statements have been prepared on the historical cost basis, except for certain properties and financial instruments that are measured at revalued amounts or fair values, as explained in the accounting policies below. Historical cost is generally based on the fair value of the consideration given.

The Group maintains its official accounting records in the Republic of Korean won and prepares consolidated financial statements in conformity with K-IFRS in the Korean language (Hangul). Accordingly, these consolidated financial statements are intended for use by those who are informed about K-IFRS and Korean practices.

1) Accounting standards and interpretations that were newly applied for the year ended December 31, 2014, and changes in the Company’s accounting policies are as follows:

Amendments to K-IFRS 1032, Financial Instruments: Presentation (Revised)

The amendments to K-IFRS 1032 clarify the requirement for the offset presentation of financial assets and financial liabilities: The right to offset must not be conditional upon the occurrence of future events and can be exercised anytime during the contract periods. The right to offset is executable even in the case of default or insolvency. The adoption of the amendments has no significant impact on the separate financial statements

Amendments to K-IFRS 1110, 1112 and 1027, Investment Entities (Revised)

The amendments introduced an exception to the principle in K-IFRS 1110 Consolidated financial statement which required the consolidation of all subsidiaries. If a subsidiary meets definition of an investment entity, the reporting entity measure the subsidiary at fair value through profit or loss in instead of consolidation. Also, the consequential amendments have been made to K-IFRS 1112, Disclosure of Interests in Other Entities and K-IFRS 1027, Separate Financial Statements to introduce new disclosure requirements for investment entities. The adoption of the amendments has no significant impact on the consolidated financial statements.

Amendments to K-IFRS 1036: Impairment of Assets (Revised)

The amendments introduced disclosure requirements of recoverable amount when the recoverable amount of an asset or cash-generating units (“CGUs”) is measured at fair value less costs of disposal [The application of these amendments has no impact on the disclosure in the Group’s consolidated financial statements.

Amendments to K-IFRS 1039, Financial Instruments: Recognition and Measurement (Revised)

The amendments permit the Group to use hedge accounting when, as a consequence of laws or regulations or the introduction of laws or regulations, the parties to the hedging instrument agree that one or more clearing counterparties replace their original counterparty to become the new counterparty to each of the parties and when meeting the certain criteria. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

Enactment of K-IFRS 2121, Levies

The enactment defines that the obligating event giving rise to the recognition of a liability to pay a levy is the activity that triggers the payment of the levy in accordance with the related legislation. The adoption of these amendments has no significant impact on the separate financial statements.

2) The Group has not applied the following new and revised K-IFRS that have been issued but are not yet effective:

K-IFRS 1019, Defined Benefit Plans: Employee Contributions (Revised)

The amendments permits the Group to recognize amount of contributions as a reduction in the service cost in which the related service is rendered if the amount of the contributions are independent of the number of years of service. The amendments are effective for the annual periods beginning on or after July 1, 2014.

Amendments to K-IFRS 1016: Property, Plant and Equipment (Revised)

The amendments to K-IFRS 1016 prohibit entities from using a revenue-based depreciation method for items of property, plant and equipment. The amendments to K-IFRS 1016 are effective for annual periods beginning on or after January 1, 2016.

Amendments to K-IFRS 1038: Intangible Assets (Revised)

The amendments apply prospectively for annual periods beginning on or after January 1, 2016. The amendments to K-IFRS 38 do not allow presumption that revenue is appropriate basis for the amortisation of an intangible assets, which the presumption can only be limited when the intangible asset expressed as a measure of revenue or when it can be demonstrated that revenue and consumption of the economic benefits of the intangible asset are highly correlated.

Amendments to K-IFRS 1111: Accounting for Acquisitions of Interests in Joint Operations (Revised)

The amendments to K-IFRS 1111 provides guidance on how to account for the acquisition of a joint operation that constitutes a business as defined in K-IFRS 1103 Business Combinations. A joint operator is also required to disclose the relevant information required by K-IFRS 1103 and other standards for business combinations. The amendments to K-IFRS 1111 are effective for the annual periods beginning on or after January 1, 2016.

K-IFRS annual Improvements to 2010–2012 cycle

The amendments to K-IFRS 1002 (i) changes the definitions of ‘vesting condition’ and ‘market condition’ and (ii) add definitions for ‘performance condition’ and ‘service condition’ which were previously included within the definition of ‘vesting condition’. The amendments to K-IFRS 1103 Business Combinations clarify the classification and measurement of the contingent consideration in business combination. The amendments to K-IFRS 1108 clarify that a reconciliation of the total of the reportable segments’ assets should only be provided if the segment assets are regularly provided to the chief operating decision maker. The amendments are effective for the annual periods beginning on or after July 1, 2014.

K-IFRS annual improvements 2011–2013 cycle

The annual improvements to K-IFRS 2011–2013 cycle include the exclusion of the formation of all types of joint arrangements as defined in K-IFRS 1111 (K-IFRS 1103), scope exception for measuring the fair value of a group of financial assets and financial liabilities on a net basis (K-IFRS 1113) and clarification of judgment that is needed to determine whether the acquisition of investment property is the acquisition of an asset, a group of assets or a business combination (K-IFRS 1040). The amendments are effective for annual periods beginning on or after July 1, 2014.

The Consolidated Entity does not anticipate that these amendments referred to above will have a significant effect on the Consolidated Entity’s consolidated financial statements and disclosures.

(2)	Basis of consolidation

The consolidated financial statements incorporate the consolidated financial statements of the Company and entities (including structured entities) controlled by the Company (and its subsidiaries). Control is achieved where the Company 1) has the power over the investee; 2) is exposed, or has rights, to variable returns from its involvement with the investee and 3) has the ability to use its power to affect its returns. The Company reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control listed above.

When the Company has less than a majority of the voting rights of an investee, it has power over the investee when the voting rights are sufficient to give it the practical ability to direct the relevant activities of the investee unilaterally. The Company considers all relevant facts and circumstances in assessing whether or not the Company’s voting rights in an investee are sufficient to give it power, including:

•	the size of the Company’s holding of voting rights relative to the size and dispersion of holdings of the other vote holders;

•	potential voting rights held by the Company, other vote holders or other parties;

•	rights arising from other contractual arrangements; and

•	any additional facts and circumstances that indicate that the Company has, or does not have, the current ability to direct the relevant activities at the time that decisions need to be made, including voting patterns at previous shareholders’ meetings.

Income and expenses of subsidiaries acquired or disposed of during the year are included in the consolidated statements of comprehensive income from the date the Company gains control until the date when the Company ceases to control the subsidiary. Profit or loss and each component of other comprehensive income are attributed to the owners of the Company and to the non-controlling interests. Total comprehensive income of subsidiaries is attributed to the owners of the Company and to the non-controlling interests even if this results in the non-controlling interests having a deficit balance.

When necessary, adjustments are made to the consolidated financial statements of subsidiaries to bring their accounting policies into line with the Group’s accounting policies.

All intragroup transactions and related assets and liabilities, income and expenses are eliminated in full on consolidation.

Changes in the Group’s ownership interests in subsidiaries that do not result in the Group losing control over the subsidiaries are accounted for as equity transactions. The carrying amounts of the Group’s interests and the non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiaries. Any difference between the amount by which the non-controlling interests are adjusted and the fair value of the consideration paid or received is recognized directly in equity and attributed to owners of the Company.

When the Group loses control of a subsidiary, a gain or loss on disposal is calculated as the difference between (i) the aggregate of the fair value of the consideration received and the fair value of any retained interest and (ii) the previous carrying amount of the assets (including goodwill) and liabilities of the subsidiary and any non-controlling interests. When assets of the subsidiary are carried at revalued amounts or fair values and the related cumulative gain or loss has been recognized in other comprehensive income and accumulated in equity, the amounts previously recognized in other comprehensive income and accumulated in equity are accounted for as if the Company had directly disposed of the relevant assets (i.e., reclassified to profit or loss or transferred directly to retained earnings). The fair value of any investment retained in the former subsidiary at the date when control is lost is recognized as the fair value on initial recognition for subsequent accounting under K-IFRS 1039 or, when applicable, the cost on initial recognition of an investment in an associate or a joint venture.

(3)	Business combination

Acquisitions of businesses are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of the assets transferred by the Group, liabilities incurred by the Group to the former owners of the acquiree and the equity interests issued by the Group in exchange for control of the acquiree. Acquisition-related costs are generally recognized in profit or loss as incurred.

At the acquisition date, the identifiable assets acquired and the liabilities assumed are recognized at their fair value at the acquisition date, except that:

•	Deferred tax assets or liabilities and liabilities or assets related to employee benefit arrangements are recognized and measured in accordance with K-IFRS 1012, Income Taxes, and K-IFRS 1019, Employee Benefits, respectively

•	Liabilities or equity instruments related to share-based payment arrangements of the acquiree or share-based payment arrangements of the Group entered into to replace share-based payment arrangements of the acquiree are measured in accordance with K-IFRS 1102, Share-based Payment, at the acquisition date and assets (or disposal groups) that are classified as held for sale in accordance with K-IFRS 1105, Non-current Assets Held for Sale and Discontinued Operations, are measured in accordance with that standard.

Goodwill is measured as the excess of the sum of a) the consideration transferred, b) the amount of any non-controlling interests in the acquiree and c) the fair value of the acquirer’s previously held equity interest in the acquiree (if any), over the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed. If, after reassessment, the net of the acquisition-date amounts of the identifiable assets acquired and liabilities assumed exceeds the sum of a) the consideration transferred and b) the fair value of the acquirer’s previously held interest in the acquiree (if any); the excess is recognized immediately in profit or loss as a bargain purchase gain.

When the consideration transferred by the Group in a business combination includes assets or liabilities resulting from a contingent consideration arrangement, the contingent consideration is measured at its acquisition-date fair value and included as part of the consideration transferred in a business combination. Changes in the fair value of the contingent consideration that qualify as measurement-period adjustments are adjusted retrospectively, with corresponding adjustments against goodwill. Measurement-period adjustments are adjustments that arise from additional information obtained during the ‘measurement period’ (which cannot exceed one year from the acquisition date) about facts and circumstances that existed at the acquisition date.

The subsequent accounting for changes in the fair value of the contingent consideration that do not qualify as measurement-period adjustments depends on how the contingent consideration is classified. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with K-IFRS 1039 or K-IFRS 1037, Provisions, Contingent Liabilities and Contingent Assets, as appropriate, with the corresponding gain or loss being recognized in profit or loss.

When a business combination is achieved in stages, the Group’s previously held equity interest in the acquiree is remeasured at fair value at the acquisition date (i.e., the date when the Group obtains control) and the resulting gain or loss, if any, is recognized in profit or loss. Amounts arising from interests in the acquiree prior to the acquisition date that have previously been recognized in other comprehensive income are reclassified to profit or loss where such treatment would be appropriate if that interest were disposed of.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the Group reports provisional amounts for the items for which the accounting is incomplete. Those provisional amounts are adjusted during the measurement period (see above), or additional assets or liabilities are recognized, to reflect new information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognized at that date.

(4)	Investments in associates and joint ventures

An associate is an entity over which the Group has significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee, but is not in control or joint control over those policies.

A joint venture is a joint arrangement, whereby the parties that have joint control of the arrangement have rights to the net assets of the joint arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control.

The results and assets and liabilities of associates or joint ventures are incorporated in these consolidated financial statements using the equity method of accounting, except when the investment is classified as held for sale, in which case it is accounted for in accordance with K-IFRS 1105. Under the equity method, an investment in an associate or a joint venture is initially recognized in the consolidated statements of financial position at cost and adjusted thereafter to recognize the Group’s share of the profit or loss and other comprehensive income of the associate or joint venture. When the Group’s share of losses of an associate or a joint venture exceeds the Group’s interest in that associate or joint venture (which includes any long-term interests that, in substance, form part of the Group’s net investment in the associate or joint venture), the Group discontinues recognizing its share of further losses. Additional losses are recognized only to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the associate or joint venture.

Any excess of the cost of acquisition over the Group’s share of the net fair value of the identifiable assets, liabilities and contingent liabilities of an associate or a joint venture recognized at the date of acquisition is recognized as goodwill, which is included within the carrying amount of the investment. Any excess of the Group’s share of the net fair value of the identifiable assets, liabilities and contingent liabilities over the cost of acquisition, after reassessment, is recognized immediately in profit or loss.

Upon disposal of an associate or a joint venture that results in the Group losing significant influence over that associate or joint venture, any retained investment is measured at fair value at that date and the fair value is regarded as its fair value on initial recognition as a financial asset in accordance with K-IFRS 1039. The difference between the previous carrying amount of the associate or joint venture attributable to the retained interest and its fair value is included in the determination of the gain or loss on disposal of the associate or joint venture. In addition, the Group accounts for all amounts previously recognized in other comprehensive income in relation to that associate or joint venture on the same basis we would be required if that associate or joint venture had directly disposed of the related assets or liabilities. Therefore, if a gain or loss previously recognized in other comprehensive income by that associate or joint venture would be reclassified to profit or loss on the disposal of the related assets or liabilities, the Group reclassifies the gain or loss from equity to profit or loss (as reclassification adjustment) when it loses significant influence over that associate or joint venture.

When the Group reduces its ownership interest in an associate or a joint venture, but the Group continues to use the equity method, the Group reclassifies to profit or loss the proportion of the gain or loss that had previously been recognized in other comprehensive income relating to that reduction in ownership interest if that gain or loss would be reclassified to profit or loss on the disposal of the related assets or liabilities. In addition, the Group applies K-IFRS 1105 to a portion of investment in an associate or a joint venture that meets the criteria to be classified as held for sale.

The requirements of K-IFRS 1039 are applied to determine whether it is necessary to recognize any impairment loss with respect to the Group’s investment in an associate or a joint venture. When necessary, the entire carrying amount of the investment (including goodwill) is tested for impairment in accordance with K-IFRS 1036 by comparing its recoverable amount (higher of value in use and fair value, less costs to sell) with its carrying amount, any impairment loss recognized forms part of the carrying amount of the investment. Any reversal of that impairment loss is recognized in accordance with K-IFRS 1036 to the extent that the recoverable amount of the investment subsequently increases.

The Group continues to use the equity method when an investment in an associate becomes an investment in a joint venture or an investment in a joint venture becomes an investment in an associate. There is no remeasurement to fair value upon such changes in ownership interests.

When a group entity transacts with an associate or a joint venture of the Group, profits or losses resulting from the transactions with the associate or joint venture are recognized in the Group’s consolidated financial statements only to the extent of interests in the associate or joint venture that are not related to the Group.

(5)	Goodwill

Goodwill arising on an acquisition of a business is carried at cost as established at the date of acquisition of the business, less accumulated impairment losses, if any.

For the purpose of impairment testing, goodwill is allocated to each of the Group’s CGUs that are expected to benefit from the synergies of the combination.

A CGU to which goodwill has been allocated is tested for impairment annually, or more frequently when there is indication that the unit may be impaired. If the recoverable amount of the CGU is less than its carrying amount, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the unit on a pro rata basis based on the carrying amount of each asset in the unit. Any impairment loss for goodwill is recognized directly in profit or loss in the consolidated statements of income (loss). An impairment loss recognized for goodwill is not reversed in subsequent periods.

On disposal of the relevant CGU, the attributable amount of goodwill is included in the determination of the profit or loss on disposal.

(6)	Non-current assets held for sale

Non-current assets and disposal groups are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable and the non-current asset (or disposal group) is available for immediate sale in its present condition. Management must be committed to the sale, which should be expected to qualify for recognition as a completed sale within one year from the date of classification.

When the Group is committed to a sale plan involving loss of control of a subsidiary, all of the assets and liabilities of that subsidiary are classified as held for sale when the criteria described above are met, regardless of whether the Group will retain a non-controlling interest in its former subsidiary after the sale.

Non-current assets (and disposal groups) classified as held for sale are measured at the lower of their previous carrying amount and fair value, less costs to sell.

(7)	Revenue recognition

The Group recognizes revenue when the amount of revenue can be reliably measured, when it is probable that future economic benefits will flow to the entity and when specific criteria have been met for each of the Group’s activities, as described below:

1)	Brokerage commissions and trading gains and losses

The Group recognizes brokerage commissions and trading gains and losses on the contract date.

2)	Rendering of services

Commission revenue from rendering of services, such as management fees on asset management, is recognized as the services are provided. With regards to commissions from significant acts performed, the recognition of revenue is postponed until the significant act is executed.

3)	Dividend and interest income

Dividend income from investments is recognized when the shareholders’ right to receive payment has been established (provided that it is probable that the economic benefits will flow to the Group and the amount of income can be measured reliably).

Interest income from a financial asset is recognized when it is probable that the economic benefits will flow to the Group and the amount of income can be measured reliably. Interest income is accrued on a time basis, by reference to the principal outstanding and at the effective interest rate applicable, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to that asset’s net carrying amount on initial recognition.

(8)	Lease

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

1)	The Group as lessor

Amounts due from lessees under finance leases are recognized as receivables at the amount of the Group’s net investment in the leases. Finance lease income is allocated to accounting periods so as to reflect a constant periodic rate of return on the Group’s net investment outstanding in respect of the leases.

Rental income from operating leases is recognized on a straight-line basis over the term of the relevant lease. Initial direct costs incurred in negotiating and arranging an operating lease are added to the carrying amount of the leased asset and recognized on a straight-line basis over the lease term.

2)	The Group as lessee

Assets held under finance leases are initially recognized as assets of the Group at their fair value at the inception of the lease or, if lower, at the present value of the minimum lease payments. The corresponding liability to the lessor is included in the consolidated statements of financial position as a finance lease obligation.

Lease payments are apportioned between finance expenses and reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Finance expenses are recognized immediately in profit or loss, unless they are directly attributable to qualifying assets, in which case they are capitalized in accordance with the Group’s general policy on borrowing costs. Contingent rentals are recognized as expenses in the periods in which they are incurred.

Operating lease payments are recognized as an expense on a straight-line basis over the lease term, except where another systematic basis is more representative of the time pattern in which economic benefits from the leased asset are consumed. Contingent rentals arising under operating leases are recognized as an expense in the period in which they are incurred.

In the event that lease incentives are received to enter into operating leases, such incentives are recognized as a liability. The aggregate benefit of incentives is recognized as a reduction of rental expense on a straight-line basis, except where another systematic basis is more representative of the time pattern in which economic benefits from the leased asset are consumed.

(9)	Foreign currencies

The individual financial statements of each Group entity are presented in the currency of the primary economic environment in which the Group entity operates (its functional currency). For the purpose of the consolidated financial statements, the results and financial position of each Group entity are expressed in Korean won, which is the functional currency of the entity and the presentation currency for the consolidated financial statements.

In preparing the financial statements of the individual entities, transactions in currencies other than the entity’s functional currency (foreign currencies) are recognized at the rates of exchange prevailing at the dates of the transactions. At the end of each reporting period, monetary items denominated in foreign currencies are retranslated at the rates prevailing at that date. Non-monetary items carried at fair value that are denominated in foreign currencies are retranslated at the rates prevailing at the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not retranslated.

Exchange differences are recognized in profit or loss in the period in which they arise, except for:

•	exchange differences on foreign currency borrowings relating to assets under construction for future productive use, which are included in the cost of those assets when they are regarded as an adjustment to interest costs on those foreign currency borrowings;

•	exchange differences on transactions entered into in order to hedge certain foreign currency risks below for hedging accounting policies; and

•	exchange differences on monetary items receivable from or payable to a foreign operation for which settlement is neither planned nor likely to occur (therefore, forming part of the net investment in the foreign operation), which are recognized initially in other comprehensive income and reclassified from equity to profit or loss on disposal or partial disposal of the net investment.

For the purpose of presenting consolidated financial statements, the assets and liabilities of the Group’s foreign operations are expressed in Korean won using exchange rates prevailing at the end of the reporting period. Income and expense items are translated at the average exchange rates for the period, unless exchange rates fluctuated significantly during that period, in which case the exchange rates at the dates of the transactions are used. Exchange differences arising, if any, are recognized in other comprehensive income and accumulated in equity (attributed to non-controlling interests as appropriate). On the disposal of a foreign operation (i.e., a disposal of the Group’s entire interest in a foreign operation, or a disposal involving loss of control over a subsidiary that includes a foreign operation, loss of joint control over a jointly controlled entity that includes a foreign operation or loss of significant influence over an associate that includes a foreign operation), all of the accumulated exchange differences in respect of that operation attributable to the Group are reclassified to profit or loss. Any exchange differences that have previously been attributed to non-controlling interests are derecognized, but they are not reclassified to profit or loss.

In the case of a partial disposal (i.e., no loss of control) of a subsidiary that includes a foreign operation, the proportionate share of accumulated exchange differences are reattributed to non-controlling interests in equity and are not recognized in profit or loss. For all other partial disposals (i.e., of associates or jointly controlled entities not involving a change of accounting basis), the proportionate share of the accumulated exchange differences is reclassified to profit or loss. Goodwill and fair value adjustments arising on the acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and translated at the closing rate. Exchange differences arising are recognized in other comprehensive income.

(10)	Borrowing costs

Borrowing costs directly attributable to the acquisition, construction or production of qualifying assets, which are assets that necessarily take a substantial period of time to get ready for their intended use or sale, are added to the cost of those assets, until such time as the assets are substantially ready for their intended use or sale.

Investment income earned on the temporary investment of specific borrowings pending their expenditure on qualifying assets is deducted from the borrowing costs eligible for capitalization.

All other borrowing costs are recognized in profit or loss in the period in which they are incurred.

(11)	Retirement benefit costs and termination benefits

Contributions to defined contribution retirement benefit plans are recognized as an expense when employees have rendered service entitling them to the contributions.

For defined benefit retirement benefit plans, the cost of providing benefits is determined using the projected unit credit method, with actuarial valuations being carried out at the end of each reporting period. Remeasurement, comprising actuarial gains and losses, the effect of the changes to the asset ceiling (if applicable) and the return on plan assets (excluding interest) are reflected immediately in the consolidated statements of financial position with a charge or credit recognized in other comprehensive income in the period in which they occur. Remeasurement recognized in other comprehensive income is reflected immediately in elements of other shareholders’ equity and will not be reclassified to profit or loss. Past-service cost is recognized in profit or loss in the period of a plan amendment. Net interest is calculated by applying the discount rate at the beginning of the period to the net defined benefit liability or asset. Defined benefit costs are composed of service cost (including current-service cost, past-service cost, as well as gains and losses on curtailments and settlements), net interest expense (income) and remeasurement.

The Group presents the service cost and net interest expense (income) components in profit or loss and the remeasurement component in other comprehensive income. Curtailment gains and losses are accounted for as past-service costs.

The retirement benefit obligation recognized in the consolidated statements of financial position represents the actual deficit or surplus in the Group’s defined benefit plans. Any surplus resulting from this calculation is limited to the present value of any economic benefits available in the form of refunds from the plans or reductions in future contributions to the plans.

A liability for a termination benefit is recognized at the earlier of when the entity can no longer withdraw the offer of the termination benefit and when the entity recognizes any related restructuring costs.

(12)	Taxation

Income tax expense represents the sum of the tax currently payable and deferred tax.

1)	Current tax

The tax currently payable is based on taxable profit for the year. Taxable profit differs from profit as reported in the consolidated statements of income (loss) because of items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible. The Group’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.

2)	Deferred tax

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognized for all taxable temporary differences. Deferred tax assets are generally recognized for all deductible temporary differences to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from goodwill or from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

Deferred tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries and associates and interests in joint ventures, except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments and interests are only recognized to the extent that it is probable that there will be sufficient taxable profits against which to utilize the benefits of the temporary differences and they are expected to reverse in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or a part of the asset to be recovered.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred tax assets and liabilities reflects the tax consequences that would follow from the manner in which the Group expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the taxable entity or different taxable entities where there is an intention either to settle the balances on a net basis or to realize the asset and settle the liability simultaneously.

For the purpose of measuring deferred tax assets and liabilities for investment properties that are measured using the fair value model, the carrying amounts of such properties are presumed to be recovered entirely through sale, unless the presumption is rebutted. The presumption is rebutted when the investment property is depreciable and is held within a business model whose objective is to consume substantially all of the economic benefits embodied in the investment properties over time, rather than through sale.

3)	Current and deferred taxes for the year

Current and deferred taxes are recognized in profit or loss, except when they relate to items that are recognized in other comprehensive income or directly in equity, in which case, the current and deferred taxes are also recognized in other comprehensive income or directly in equity. Where current tax or deferred tax arises from the initial accounting for a business combination, the tax effect is included in the accounting for the business combination.

(13)	Property and equipment

Property and equipment, excluding land, are stated at cost, less subsequent accumulated depreciation and accumulated impairment losses. The cost of an item of property and equipment is directly attributable to their purchase or construction, which includes any costs directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. It also includes the initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located.

Subsequent costs are recognized in carrying amount of an asset or as an asset if it is probable that future economic benefits associated with the assets will flow into the Group and the cost of an asset can be measured reliably. Routine maintenance and repairs are expensed as incurred.

The Group applies the revaluation model to land and makes revaluations with sufficient regularity to ensure that the carrying amount does not differ materially from that, which would be determined using fair value at the end of the reporting period. An item of land is carried at a revalued amount, being its fair value at the date of the revaluation, less any subsequent accumulated impairment losses. If land’s carrying amount is increased as a result of a revaluation, the increase is recognized in other comprehensive income and accumulated in equity under the heading of revaluation surplus. However, the increase is recognized in profit or loss to the extent that it reverses a revaluation decrease of the same asset previously recognized in profit or loss. If land’s carrying amount is decreased as a result of a revaluation, the decrease is recognized in profit or loss. However, the decrease is recognized in other comprehensive income to the extent of any credit balance existing in the revaluation surplus in respect of that asset. The decrease recognized in other comprehensive income reduces the amount accumulated in equity under the heading of revaluation surplus.

The Group does not depreciate land. Depreciation expense is computed using the straight-line method based on the estimated useful lives of the assets as follows:

Classification	Useful life
Buildings	40 years
Vehicle	4–5 years
Furniture and fixtures	3–5 years
Other tangible assets	3–5 years
Vessels	8 years

If each part of an item of property and equipment has a cost that is significant in relation to the total cost of the item, it is depreciated separately.

The Group reviews the depreciation method, the estimated useful lives and residual values of property and equipment at the end of each annual reporting period. If expectations differ from previous estimates, the changes are accounted for as a change in an accounting estimate.

An item of property and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on derecognition of the property (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in profit or loss in the period in which the property is derecognized.

(14)	Investment property

Investment property, which is property held to earn rentals and/or for capital appreciation (including property under construction for such purposes), is measured initially at its cost, including transaction costs. Subsequent to initial recognition, investment property is measured at cost, less accumulated depreciation and accumulated impairment losses.

Subsequent costs are recognized in carrying amount of an asset or as an asset if it is probable that future economic benefits associated with the assets will flow to the Group and the cost of an asset can be measured reliably. Routine maintenance and repairs are expensed as incurred.

While land is not depreciated, investment properties other than land are depreciated over 40 years of their useful lives using the straight-line method.

The estimated useful lives, residual values and depreciation method are reviewed at the end of each reporting period, with the effect of any changes in estimate accounted for on a prospective basis.

An investment property is derecognized upon disposal or when the investment property is permanently withdrawn from use and no future economic benefits are expected from the disposal. Any gain or loss arising on derecognition of the property (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in profit or loss in the period in which the property is derecognized.

(15)	Intangible assets

1)	Intangible assets acquired separately

Intangible assets with finite useful lives that are acquired separately are carried at cost, less accumulated amortization and accumulated impairment losses. Amortization is recognized on a straight-line basis over their estimated useful lives. The estimated useful life and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis. Intangible assets with indefinite useful lives that are acquired separately are carried at cost, less accumulated impairment losses.

2)	Internally generated intangible assets – research and development expenditure

Expenditure on research activities is recognized as an expense in the period in which it is incurred.

An internally generated intangible asset arising from development (or from the development phase of an internal project) is recognized if, and only if, improvement of technical feasibility and development of new product or the ability to measure reliably the expenditure attributable to the intangible asset during its development is demonstrated.

The amount initially recognized for internally generated intangible assets is the sum of the expenditure incurred from the date when the intangible asset first meets the recognition criteria listed above. Where no internally generated intangible asset can be recognized, development expenditure is recognized in profit or loss in the period in which it is incurred.

Subsequent to initial recognition, internally generated intangible assets are reported at cost, less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

3)	Intangible assets acquired in a business combination

Intangible assets that are acquired in a business combination are recognized separately from goodwill and are initially recognized at their fair value at the acquisition date (which is regarded as their cost). Subsequent to initial recognition, intangible assets acquired in a business combination are reported at cost, less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

4)	Derecognition of intangible assets

An intangible asset is derecognized on disposal or when no future economic benefits are expected from its use or disposal. Gains or losses arising from derecognition of an intangible asset, measured as the difference between the net disposal proceeds and the carrying amount of the asset, are recognized in profit or loss when the asset is derecognized.

(16)	Impairment of tangible and intangible assets other than goodwill

At the end of each reporting period, the Group reviews the carrying amounts of its tangible and intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where it is not possible to estimate the recoverable amount of an individual asset, the Group estimates the recoverable amount of the CGU to which the asset belongs. Where a reasonable and consistent basis of allocation can be identified, corporate assets are also allocated to individual CGUs, or otherwise they are allocated to the smallest company of CGUs for which a reasonable and consistent allocation basis can be identified.

Intangible assets with indefinite useful lives and intangible assets not yet available for use are tested for impairment at least annually and whenever there is an indication that the asset may be impaired.

Recoverable amount is the higher of fair value, less costs to sell, or value in use. If the recoverable amount of an asset (or CGU) is estimated to be less than its carrying amount, the carrying amount of the asset (or CGU) is reduced to its recoverable amount. An impairment loss is immediately recognized in profit or loss.

Where an impairment loss subsequently reverses, the carrying amount of the asset (or CGU) is increased to its recoverable amount, but the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset in prior years. A reversal of an impairment loss is recognized immediately in profit or loss.

(17)	Provisions

Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that the Group will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. When a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows (where the effect of the time value of money is material).

When some or all of the economic benefits required to settle a provision are expected to be recovered from a third party, a receivable is recognized as an asset if it is virtually certain that reimbursement will be received and the amount of the receivable can be measured reliably.

At the end of each reporting period, the remaining provision balance is reviewed and assessed to determine if the current best estimate is being recognized. If the existence of an obligation to transfer economic benefit is no longer probable, the related provision is reversed during the period.

(18)	Financial assets

Financial assets are recognized when the Group becomes a party to the contractual provisions of the instruments. Financial assets are initially measured at fair value. Transaction costs that are directly attributable to the acquisition of financial assets are added to the fair value of the financial assets, as appropriate, on initial recognition. Transaction costs directly attributable to the acquisition of financial assets at FVTPL are recognized immediately in profit or loss.

All regular-way purchases or sales of financial assets are recognized and derecognized on a trade-date basis. Regular-way purchases or sales are purchases or sales of financial assets that require delivery of assets within the time frame established by regulation or convention in the marketplace.

Financial assets are classified into the following specified categories: ‘financial assets at FVTPL,’ ‘HTM investments,’ ‘AFS financial assets’ and ‘loans and receivables.’ The classification depends on the nature and purpose of the financial assets and is determined at the time of initial recognition.

1)	Effective interest method

The effective interest method is a method of calculating the amortized cost of a debt instrument and of allocating interest income over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash receipts (including all fees and points paid or received that form an integral part of the effective interest rate, transaction costs and other premiums or discounts) through the expected life of the debt instrument, or, where appropriate, a shorter period, to the net carrying amount on initial recognition. Income is recognized on an effective interest basis for debt instruments other than those financial assets classified as FVTPL.

2)	Financial assets at FVTPL

Financial assets are classified as at FVTPL when the financial asset is either held for trading or it is designated as at FVTPL. All derivatives, including the embedded derivatives, which are separated from the host contract, are classified as trading securities, unless they are designed and effective hedging instruments.

A financial asset is classified as held for trading if:

•	it has been acquired principally for the purpose of selling it in the near term; or

•	on initial recognition, it is part of a portfolio of identified financial instruments that the Group manages together and has a recent actual pattern of short-term profit taking; or

•	it is a derivative that is not designated and effective as a hedging instrument.

A financial asset other than a financial asset held for trading may be designated as at FVTPL upon initial recognition if:

•	such designation eliminates or significantly reduces a measurement or recognition inconsistency that would otherwise arise; or

•	the financial asset forms part of a group of financial assets or financial liabilities or both, which is managed, and its performance is evaluated on a fair value basis, in accordance with the Group’s documented risk management or investment strategy and information about the grouping is provided internally on that basis; or

•	it forms part of a contract containing one or more embedded derivatives and K-IFRS 1039 permits the entire combined contract (asset or liability) to be designated as at FVTPL.

Financial assets at FVTPL are stated at fair value, with any gains or losses arising on remeasurement recognized in profit or loss. The net gain or loss recognized in profit or loss incorporates any dividend or interest earned on the financial asset and is included in the operating revenue or expenses in the consolidated statements of income (loss).

3)	Held-to-maturity investments

Non-derivatives financial assets with fixed or determinable payments and fixed maturity dates that the Group has the positive intent and ability to hold to maturity are classified as HTM investments. HTM investments are measured at amortized cost using the effective interest method, less any impairment, with revenue recognized on an effective yield basis.

4)	Financial assets available for sale

Non-derivatives financial assets that are not classified as at held to maturity, held for trading, designated as at FVTPL or loans and receivables are classified as financial assets AFS.

They are subsequently measured at fair value at the end of each reporting period. Changes in the carrying amount of AFS monetary financial assets relating to changes in foreign currency rates (see below), interest income calculated using the effective interest method and dividends on AFS equity investments are recognized in profit or loss. Other changes in the carrying amount of AFS financial assets are recognized in other comprehensive income and accumulated under the heading of investments revaluation reserve. When the investment is disposed of or is determined to be impaired, the cumulative gain or loss previously accumulated in the investments revaluation reserve is reclassified to profit or loss.

Dividends on AFS equity instruments are recognized in profit or loss when the Group’s right to receive the dividends is established.

The fair value of AFS monetary financial assets denominated in a foreign currency is determined in that foreign currency and translated at the spot rate prevailing at the end of the reporting period. The foreign exchange gains and losses that are recognized in profit or loss are determined based on the amortized cost of the monetary asset. Other foreign exchange gains and losses are recognized in other comprehensive income.

Unquoted equity instruments that do not have a quoted market price in an active market and derivatives that are linked to and must be settled by delivery of such an unquoted equity instrument whose fair value cannot be measured reliably are carried at cost, less accumulated impairment losses.

5)	Loans and receivables

Trade receivables, loans and other receivables that have fixed or determinable payments that are not quoted in an active market are classified as ‘loans and receivables.’ Loans and receivables are measured at amortized cost using the effective interest method, less any impairment. Interest income is recognized by applying the effective interest rate, except for short-term receivables when the recognition of interest would be immaterial.

6)	Impairment of financial assets

Financial assets, other than those at FVTPL, are assessed for indicators of impairment at the end of each reporting period. Financial assets are considered to be impaired when there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset, the estimated future cash flows of the investment have been affected.

For listed and unlisted equity investments classified as AFS, a significant or prolonged decline in the fair value of the security below its cost is considered to be objective evidence of impairment.

For all other financial assets, including redeemable notes classified as AFS and finance lease receivables, objective evidence of impairment could include:

•	significant financial difficulty of the issuer or counterparty, or

•	default or delinquency in interest or principal payments, or

•	it becoming probable that the borrower will enter bankruptcy or financial reorganization, or

•	the disappearance of an active market for that financial asset because of financial difficulties.

For certain categories of financial asset, such as loans, assets that are assessed not to be impaired individually are, in addition, assessed for impairment on a collective basis. Objective evidence of impairment for a portfolio of loans could include the Group’s past experience of collecting payments, an increase in the number of delayed payments in the portfolio past the average credit period, as well as observable changes in national or local economic conditions that correlate with default on loans.

For financial assets carried at amortized cost, the amount of the impairment loss recognized is the difference between the asset’s carrying amount and the present value of estimated future cash flows, discounted at the financial asset’s original effective interest rate.

For financial assets that are carried at cost, the amount of the impairment loss recognized is the difference between the asset’s carrying amount and the present value of estimated future cash flows, discounted at the financial asset’s original effective interest rate. Such impairment loss will not be reversed in subsequent period.

The carrying amount of the financial asset is reduced by the impairment loss directly for all financial assets with the exception of loans and other receivables, where the carrying amount is reduced through the use of an allowance account. When a loan or other receivable is considered uncollectible, it is written off against the allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in profit or loss.

When an AFS financial asset is considered to be impaired, cumulative gains or losses previously recognized in other comprehensive income are reclassified to profit or loss in the period.

For financial assets measured at amortized cost, if, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized, the previously recognized impairment loss is reversed through profit or loss to the extent that the carrying amount of the investment at the date the impairment is reversed does not exceed what the amortized cost would have been had the impairment not been recognized.

In respect of AFS equity securities, impairment losses previously recognized in profit or loss are not reversed through profit or loss. In respect of AFS debt securities, impairment losses are subsequently reversed through profit or loss if an increase in the fair value of the investment can be objectively related to an event occurring after the recognition of the impairment loss.

7)	Derecognition of financial assets

The Group derecognizes a financial asset only when the contractual rights to the cash flows from the asset expire, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another entity. If the Group neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Group recognizes its retained interest in the asset and an associated liability for amounts it may have to pay. If the Group retains substantially all the risks and rewards of ownership of a transferred financial asset, the Group continues to recognize the financial asset and also recognizes a collateralized borrowing for the proceeds received.

On derecognition of a financial asset in its entirety, the difference between the asset’s carrying amount and the sum of the consideration received and receivable and the cumulated gain or loss that had been recognized in other comprehensive income and accumulated in equity is recognized in profit or loss.

On derecognition of a financial asset other than in its entirety (e.g., when the Group retains an option to repurchase part of a transferred asset), the Group allocates the previous carrying amount of the financial asset between the part it continues to recognize under continuing involvement and the part it no longer recognizes on the basis of the relative fair value of those parts on the date of the transfer. The difference between the carrying amount allocated to the part that is no longer recognized and the sum of the consideration received for the part that is no longer recognized and any cumulative gain or loss allocated to it that had been recognized in other comprehensive income is recognized in profit or loss. A cumulative gain or loss that had been recognized in other comprehensive income is allocated between the part that continues to be recognized and the part that is no longer recognized on the basis of the relative fair value of those parts.

(19)	Financial liabilities and equity instruments issued by the Group

1)	Classification as debt or equity

Debt and equity instruments are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangement and the definitions of financial liability and an equity instrument.

2)	Equity instruments

An equity instrument is any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities. Equity instruments issued by the Group are recognized at the proceeds received, net of direct issue costs.

Repurchase of the Group’s own equity instruments is recognized and deducted directly in equity. No gain or loss is recognized in profit or loss on the purchase, sale, issue or cancellation of the Group’s own equity instruments.

3)	Compound instruments

The component parts of compound instruments (convertible preferred stocks) issued by the Group are classified separately as financial liabilities and equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and equity instrument. Conversion option that will be settled by the exchange of a fixed amount of cash or another financial asset for a fixed number of the Group’s own equity instruments is an equity instrument.

At the date of issue, the fair value of the liability component is estimated using the prevailing market interest rate for a similar non-convertible instrument. This amount is recorded as a liability on an amortized cost basis using the effective interest method until extinguished upon conversion or at the instrument’s maturity date. In addition, the conversion option classified as equity will be transferred to additional paid-in capital. No gain or loss is recognized in profit or loss upon conversion or expiration of the conversion option.

Transaction costs that relate to the issue of the convertible preferred stocks are allocated to liability and equity components in proportion to the allocation of the gross proceeds. Transaction costs relating to equity component are recognized directly in equity. Transaction costs relating to the liability component are included in the carrying amount of the liability component and are amortized over the lives of the convertible notes using the effective interest method.

4)	Financial liabilities

Financial liabilities are recognized when the Group becomes a party to the contractual provisions of the instruments. Financial liabilities are initially measured at fair value. Transaction costs that are directly attributable to the issue of financial liabilities are deducted from the fair value of the financial liabilities, as appropriate, on initial recognition. Transaction costs directly attributable to acquisition of financial liabilities at FVTPL are recognized immediately in profit or loss.

Financial liabilities are classified as either financial liabilities at FVTPL or other financial liabilities.

5)	Financial liabilities at FVTPL

Financial liabilities are classified as at FVTPL when the financial liability is either held for trading or it is designated as at FVTPL.

A financial liability is classified as held for trading if:

•	it has been acquired principally for the purpose of repurchasing it in the near term; or

•	on initial recognition, it is part of a portfolio of identified financial instruments that the Group manages together and has a recent actual pattern of short-term profit taking; or

•	it is a derivative that is not designated and effective as a hedging instrument.

A financial liability other than a financial liability held for trading may be designated as at FVTPL upon initial recognition if:

•	such designation eliminates or significantly reduces a measurement or recognition inconsistency that would otherwise arise; or

•	the financial liability forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Group’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

•	it forms part of a contract containing one or more embedded derivatives and K-IFRS 1039 permits the entire combined contract (asset or liability) to be designated as at FVTPL.

Financial liabilities at FVTPL are stated at fair value, with any gains or losses arising on remeasurement recognized in profit or loss. The net gain or loss recognized in profit or loss incorporates any interest paid on the financial liability and is included in the ‘operating revenues and expenses’ line item in the consolidated statements of income (loss). The interest expenses related to the financial liabilities are included in its profit or loss.

6)	Other financial liabilities

Other financial liabilities, including borrowings, are initially measured at fair value, net of transaction costs.

Other financial liabilities are subsequently measured at amortized cost using the effective interest method, with interest expense recognized on an effective yield basis.

The effective interest method is a method of calculating the amortized cost of a financial liability and of allocating interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments through the expected life of the financial liability, or (where appropriate) a shorter period, to the net carrying amount on initial recognition.

7)	Financial guarantee contracts

A financial guarantee contract is a contract that requires the issuer to make specified payments to reimburse the holder for a loss it incurs because a specified debtor fails to make payments when due in accordance with the terms of a debt instruments.

Financial guarantee contract liabilities are initially measured at their fair values and, if not designated as at FVTPL, are subsequently measured at the higher of:

•	the amount of the obligation under the contract, as determined in accordance with K-IFRS 1037 and

•	the amount initially recognized, less cumulative amortization, in accordance with the K-IFRS 1018, Revenue.

8)	Derecognition of financial liabilities

The Group derecognizes financial liabilities when, and only when, the Group’s obligations are discharged, canceled or they expire. The difference between the carrying amount of the financial liability derecognized and the consideration paid and payable is recognized in profit or loss.

(20)	Derivative financial instruments

The Group enters into a variety of derivative financial instruments to manage its exposure to interest rate and foreign exchange rate risk, including foreign exchange forward contracts, interest rate swaps and cross-currency swaps.

Derivatives are initially recognized at fair value at the date the derivative contract is entered into and are subsequently remeasured to their fair value at the end of each reporting period. The resulting gain or loss is recognized in profit or loss immediately, unless the derivative is designated and effective as a hedging instrument, in such case the timing of the recognition in profit or loss depends on the nature of the hedge relationship.

A derivative with a positive fair value is recognized as a financial asset; a derivative with a negative fair value is recognized as a financial liability.

1)	Embedded derivatives

Derivatives embedded in non-derivative host contracts are treated as separate derivatives when they meet the definition of a derivative, their risks and characteristics are closely related to those of the host contracts and the contracts are not measured at FVTPL.

2)	Hedge accounting

The Group designates certain hedging instruments, which include derivatives, embedded derivatives and non-derivatives in respect of foreign currency risk, as either fair value hedges, cash flow hedges or hedges of net investments in foreign operations. Hedges of foreign exchange risk on firm commitments are accounted for as cash flow hedges.

At the inception of the hedge relationship, the entity documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Group documents whether the hedging instrument is highly effective in offsetting changes in fair values or cash flows of the hedged item.

3)	Fair value hedges

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognized in profit or loss immediately, together with any changes in the fair value of the hedged asset or liability that are attributable to the hedged risk. The change in the fair value of the hedging instrument and the change in the hedged item attributable to the hedged risk are recognized in the line of the consolidated statements of comprehensive income relating to the hedged item.

Hedge accounting is discontinued when the Group revokes the hedging relationship, when the hedging instrument expires or is sold, terminated or exercised or when it no longer qualifies for hedge accounting. The fair value adjustment to the carrying amount of the hedged item arising from the hedged risk is amortized to profit or loss from that date.

4)	Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. The gain or loss relating to the ineffective portion is recognized immediately in profit or loss.

Amounts previously recognized in other comprehensive income and accumulated in equity are reclassified to profit or loss in the periods when the hedged item is recognized in profit or loss in the same line of the consolidated statements of comprehensive income as the recognized hedged item. However, when the forecast transaction that is hedged results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously accumulated in equity are transferred from equity and included in the initial measurement of the cost of the non-financial asset or non-financial liability.

Hedge accounting is discontinued when the Group revokes the hedging relationship, when the hedging instrument expires or is sold, terminated or exercised or it no longer qualifies for hedge accounting. Any gain or loss accumulated in equity at that time remains in equity and is recognized when the forecast transaction is ultimately recognized in profit or loss. When a forecast transaction is no longer expected to occur, the gain or loss accumulated in equity is recognized immediately in profit or loss.

(21)	Fair value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. In estimating the fair value of an asset or a liability, the Group takes into account the characteristics of the asset or liability if market participants would take those characteristics into account when pricing the asset or liability at the measurement date. Fair value for measurement and/or disclosure purposes in these consolidated financial statements is determined on such a basis, except for share-based payment transactions that are within the scope of K-IFRS 1102, leasing transactions that are within the scope of K-IFRS 1017, Leases, and measurements that have some similarities to fair value, but are not fair value, such as net realizable value in K-IFRS 1002, Inventories, or value in use in K-IFRS 1036.

In addition, for financial reporting purposes, fair value measurements are categorized into Levels 1, 2 or 3 based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

•	Level 2 inputs are inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and

•	Level 3 inputs are unobservable inputs for the asset or liability.

(22)	Reserve for outstanding claims

The Group shall hold reserve assets, which is accounted for reserve deposits and reserve securities, as much as a certain percentage of customers’ installment savings and deposits according to the Mutual Savings Bank Act Article 15.

3.	CRITICAL ACCOUNTING JUDGMENTS AND KEY SOURCES OF ESTIMATING UNCERTAINTY:

In the application of the Group’s accounting policies, which are described in Note 2, management is required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

(1)	Significant judgment in the application of the accounting policies

The followings are significant judgments unrelated to estimation. Those are determined in the application of the accounting policies and have most material impact on the Company’s separate financial statements.

1)	Held-to-maturity investments

The directors consider HTM financial assets in terms of maintaining capital and liquidity. We confirm that the Company has the positive intent and ability to hold to maturity. HTM financial assets as of December 31, 2014, is ~~W~~17,920 million, as detailed in Note 8.

(2)	Key sources of estimating uncertainty

The following are the key assumptions concerning the future and other key sources of estimation uncertainty at the end of the reporting period that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.

1)	Defined benefit pension plan

For defined benefit pension plan, the service cost is determined using actuarial valuations. In order to apply actuarial valuations, it is necessary to assume a discount rate, an expected rate of return on plan assets, wage increase rate, etc. The retirement benefit plan contains significant uncertainties on the estimation due to its long-term nature. Defined benefit obligations as of December 31, 2014 and 2013, are ~~W~~34,014 million and ~~W~~24,626 million, respectively, as detailed in Note 23.

2)	Fair value of financial instruments

As described in Note 45, the Group uses valuation techniques that include inputs that are not based on observable market data to estimate the fair value of certain types of financial instruments. Note 45 provides detailed information about the key assumptions used in the determination of the fair value of financial instruments, as well as the detailed sensitivity analysis for these assumptions. The directors believe that the chosen valuation techniques and assumptions used are appropriate in determining the fair value of financial instruments.

3)	Allowance for bad loan and receivables

To determine the allowance for bad loan and receivables, the Group considers the age of the related assets, historical experience, economical and industrial factors and others. The accuracy of allowance is determined by assumptions and variables used to estimate allowances for bad debts.

4)	Measurement of tangible and intangible assets

When the Group acquires tangible and intangible assets through a business combination and measures fair value of land after initial recognition, the Group assessed the related assets’ fair value along with the useful lives as of the acquisition date or reporting period end, such assessments involves significant management estimate and judgment. The directors believe that the chosen valuation techniques and assumptions used are appropriate in determining the fair value of assets.

5)	Impairment of non-financial assets

The Group determines impairment of non-financial assets at the end of reporting period or when an impairment indicator exists. To produce value in use of CGU, the Group estimates expected future cash flows from CGU and discounts using a reasonable discount rate.

6)	Deferred tax

Recognition and measurement of deferred tax assets and liabilities involves management’s judgment. Recognizing deferred tax assets and scope of recognition involves significant management assumptions about future.

4.	OPERATING SEGMENTS:

(1)	Category of segment reporting

Operating segments of the Group are identified on the basis of internal reports about components of the entity that is regularly reviewed by the chief operating decision maker in order to allocate resources to the segment and to assess its performance.

Disclosures of sales information were prepared in accordance with K-IFRS 1108, Operating segments. Reporting segments of the Group by type of services categories are as follows:

Reporting segment	Main business activities
Brokerage and assets control	Sales asset management services, including brokerage consignment, and provides service to individuals, corporations and institutional investors
Business finance	Issuing bonds, structured finance, initial public offering, mergers and acquisitions and advisory service on financing and investment of corporation
Assets management	Security and derivatives operation, capital investment
Savings bank	Mutual bank business
Others	Other services and support services, etc.

(2)	Revenue and income of segment reporting

The operating results of the reporting segments for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Operating revenue		Operating expenses		Operating income (loss)		Non-operating income (expense)		Income tax expense (revenue)		Net income (loss)
Brokerage and assets control	~~W~~	457,404,844	~~W~~	529,392,611	~~W~~	(71,987,767)	~~W~~	(1,565,900)	~~W~~	34,082	~~W~~	(73,587,749)
Business finance		132,196,806		90,771,940		41,424,866		1,432,943		10,031		42,847,778
Assets management		1,801,631,786		1,742,992,481		58,639,305		8,499,817		860		67,138,262
Savings bank		188,073,377		167,523,650		20,549,727		570,913		—		21,120,640
Others		71,201,231		80,135,967		(8,934,736)		7,533,576		18,730,784		(20,131,944)

	~~W~~	2,650,508,044	~~W~~	2,610,816,649	~~W~~	39,691,395	~~W~~	16,471,349	~~W~~	18,775,757	~~W~~	37,386,987

December 31, 2013

	Korean won (In thousands)
	Operating revenue		Operating expenses		Operating income (loss)		Non-operating income (expense)		Income tax expense (revenue)		Net income (loss)
Brokerage and assets control	~~W~~	342,627,681	~~W~~	417,962,087	~~W~~	(75,334,406)	~~W~~	(668,713)	~~W~~	274,726	~~W~~	(76,277,845)
Business finance		72,997,664		72,165,333		832,331		27,474,887		5,908		28,301,310
Assets management		1,290,229,878		1,315,772,674		(25,542,796)		(7,724,581)		—		(33,267,377)
Savings bank		101,988,290		101,562,745		425,545		499,916		—		925,461
Others		32,680,148		6,811,588		25,868,560		(8,452,398)		(20,013,848)		37,430,010

	~~W~~	1,840,523,661	~~W~~	1,914,274,427	~~W~~	(73,750,766)	~~W~~	11,129,111	~~W~~	(19,733,214)	~~W~~	(42,888,441)

Segment revenue reported above represents revenue generated from external customer and segment expense includes costs identified, costs that can be separately allocated to the segment and internal interest.

The accounting policies of the reportable segments are the same as the Group’s accounting policies described in Note 2. Segment profit represents the profit earned by each segment, reported to the chief executive officer to determine the allocation of resources and to measure the respective segment’s performance.

(3)	Assets and liabilities of segments

The assets and liabilities of the reporting segments as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Assets		Liabilities
Brokerage and assets control	~~W~~	1,871,654,340	~~W~~	1,264,212,063
Business finance		1,264,593,155		691,502,054
Assets management		13,298,214,926		11,866,038,381
Savings bank		1,087,369,521		804,810,651
Others		3,461,414,245		3,352,195,541

	~~W~~	20,983,246,187	~~W~~	17,978,758,690

December 31, 2013

	Korean won (In thousands)
	Assets		Liabilities
Brokerage and assets control	~~W~~	1,719,338,361	~~W~~	1,214,761,192
Business finance		937,113,260		277,907,536
Assets management		12,086,676,459		10,717,322,526
Savings bank		1,247,877,284		1,036,362,371
Others		2,954,322,521		2,781,287,318

	~~W~~	18,945,327,885	~~W~~	16,027,640,943

(4)	Information by geographical areas

1)	Operational results by geographical areas for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Domestic		Overseas
Operating revenue	~~W~~	2,623,647,251	~~W~~	26,860,793
Operating expense		2,571,210,238		39,606,411
Operating income (loss)		52,437,013		(12,745,618)
Non-operating income		14,985,265		1,486,084
Income tax expense		18,107,208		668,549

Net income (loss)	~~W~~	49,315,070	~~W~~	(11,928,083)

December 31, 2013

	Korean won (In thousands)
	Domestic		Overseas
Operating revenue	~~W~~	1,820,539,560	~~W~~	19,984,101
Operating expense		1,875,848,652		38,425,775
Operating loss		(55,309,092)		(18,441,674)
Non-operating income (expense)		4,651,551		6,477,560
Income tax expense (revenue)		(20,007,940)		274,726

Net loss	~~W~~	(30,649,601)	~~W~~	(12,238,840)

2)	Assets and liabilities on geographical areas as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Domestic		Overseas
Assets	~~W~~	20,340,115,976	~~W~~	643,130,211
Liabilities		17,675,292,386		303,466,304

December 31, 2013

	Korean won (In thousands)
	Domestic		Overseas
Assets	~~W~~	18,614,835,433	~~W~~	330,492,452
Liabilities		16,020,604,958		7,035,985

(5)	Information on principal customers

No customers contributed 10% or more to the Group’s revenue for the year ended December 31, 2014, and for the nine months ended December 31, 2013.

5.	RESTRICTED USE OF DEPOSITS AND COLLATERALIZED FINANCIAL ASSETS:

(1)	Details of restricted use of financial assets as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Deposits:
Subscription deposits	~~W~~	—	~~W~~	—
Reserve for claims of customers’ deposits (*1)		146,981,335		25,127,199
Deposits for exchange-traded derivatives (*2)		131,447,496		38,781,805
Margins for exchange-traded derivatives (*3)		2,348,734		304,040
Guarantee deposits for stock borrowings from KSFC (*4)		737,886		1,571,010
Restricted due from financial institutions (*5)		44,000		49,500
Deposits of reserve for requirements (*7)		23,576,508		30,744,264
Others (*5)		38,396,188		11,685,123

Subtotal		343,532,147		108,262,941

Financial assets held for trading:
Reserve for claims of customers’ deposits (trust) (*1)		1,041,262,726		1,053,935,243
Financial assets available for sale:
Collective fund for default loss (*6)		12,472,730		10,156,235
Financial assets held to maturity:
Securities of reserve for requirements (*7)		7,919,811		8,239,127

Total	~~W~~	1,405,187,414	~~W~~	1,180,593,546

(*1)	The reserve for claims of customers’ deposits is deposited separately in a form of trust in KSFC to meet the demands of investees, such as return of deposit and others in accordance with Article 74 of the Act.
(*2)	The deposits for exchange-traded derivatives that the investors pay for foreign exchange margin trading to Korea Exchange Bank and Forex Dealer Member are recognized as deposits.
(*3)	The Group provides deposits, in the form of deposits in margins accounts of Korea Stock Exchange and other exchanges to cover the credit risk of its counterparty.
(*4)	The guarantee deposits for stock borrowing from KSFC are the margin of investee’s lending and borrowing securities transaction, which are deposited in KSFC.
(*5)	The others consist of the margin accounts for trading financial instruments in foreign markets and deposits to court.
(*6)	Collective fund for default loss is accumulated at the Korea Stock Exchange and Securities Industry Association, in accordance with the Act, as compensation for the loss caused by breach of trading contract in security markets.
(*7)	According to the Mutual Savings Bank Act and the Regulation on Supervision of Mutual Savings Bank, the Group shall hold at least 10% of the sum of the received mutual installment savings and deposit, excluding installment savings under which loan was extended and at least 5% of the amount obtained by subtracting its equity capital from the total received deposits as assets for reserve. Assets for reserve shall be held in deposits in the Korea Federation of Savings Banks and securities. Deposits in the Korea Federation of Savings Banks shall be held not less than 80% of the aggregate amount of assets for reserve.

(2)	Collateralized financial assets as of December 31, 2014, are as follows (In thousands of Korean won):

	Description	December 31, 2014		Security right holder
Long-term due from financial institutions	(*2)	~~W~~	492,000,000	Kookmin Bank, etc.
Financial assets AFS	(*3)		60,942,564	Korea Asset Management Corporation (KAMCO)
HTM financial assets	(*3)		7,861,662	KAMCO
FVTPL (*1)	Guarantee deposits for lending and borrowing securities on KSD		224,374,340	Korea Securities Depository
	Guarantee deposits for KSFC		—	KSFC
	Margin required for derivatives trading		161,415,085	Korea Exchange
	Guarantee deposits for derivatives trading		656,187,809	KSFC, etc.
	Guarantee deposits for lending and borrowing securities (bonds)		55,129,046	Korea Securities Depository, etc.
	Guarantee deposits for lending and borrowing securities (stocks/ETF)		250,022,432	Korea Securities Depository, etc.
	Guarantee deposits for clearing fund		1,029,046	Korea Securities Depository
	Guarantee deposits for trading bonds under repurchase agreements		5,404,648,062	Customer, Institution (Woori Bank, etc.)

		~~W~~	7,313,610,046

(*1)	Collateral amounts are calculated by multiplying a certain rate to fair market price of stocks and bonds.
(*2)	Pledged deposits for net settlements of KFTC and collaterals provided for derivatives transactions are included.
(*3)	Financial assets are pledged for transferred loans to KAMCO.

In addition, the Group provides ~~W~~652,844 million of its borrowing securities and securities held as collateral with KSFC and others as of December 31, 2014.

6.	FINANCIAL ASSETS AT FVTPL:

Financial assets at FVTPL as of December 31, 2014, and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Financial assets designated as at FVTPL (*1):
ELS	~~W~~	716,800,680	~~W~~	330,732,292
Derivatives combined securities		316,539,497		6,610,277
Other OTC derivatives		8,537,538		49,454,458
Private placement bonds		5,276,200		2,681,750
Stocks		9,872,884		—
Subtotal		1,057,026,799		389,478,777
Held-for-trading financial assets:
Deposits:
Reserve for claims of customers’ deposits (trust)		1,041,262,726		1,053,935,243
Equity securities:
Stocks		325,510,141		235,377,267
Debt securities:
Local government bonds		1,256,514,354		577,132,130
Special bonds		2,862,771,608		4,589,459,074
Corporate bonds		2,953,256,241		3,030,904,031
Corporate commercial papers		615,962,780		861,706,751
Other bonds		145,152,077		108,258,757
Collective investment securities		459,318,731		328,389,954
Securities in foreign currency:
Stock in foreign currency		5,612,877		5,220,333
Bonds in foreign currency		397,872,275		240,561,540
Others		1,829,267		3,635,455
Transferred securities under repurchase agreements		521,448,763		313,707,599
New type of equity securities		44,744,557		—
Other held for trading securities		50,418,780		—
Subtotal		10,681,675,177		11,348,288,134
Derivative assets (*2)		381,912,883		295,908,868

Total	~~W~~	12,120,614,859	~~W~~	12,033,675,779

(*1)	For contracts that include one or more embedded derivatives, considering the difficulty of individual evaluation because of its interdependence to other instruments, the entire complex contract is designated as at FVTPL.
(*2)	Details of derivatives and relevant profit and loss are described in Note 10.

7.	AFS FINANCIAL ASSETS:

(1)	AFS financial assets as of December 31,2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Stocks	~~W~~	242,396,822	~~W~~	304,964,410
Investment in partnerships (*1)		79,247,649		66,735,523
State bonds and local government bonds		61,510,897		177,437,990
Special bonds		202,972,554		239,044,102
Corporation bonds		511,218,202		315,278,855
Collective investment securities (*2)		131,646,996		173,600,315
Collective fund for default loss		12,472,730		10,156,235
Securities in foreign currency		167,332,134		60,881,994
Others		57,683,777		57,560,604

	~~W~~	1,466,481,761	~~W~~	1,405,660,028

(*1)	The Group classifies investments to KTB 2007 PEF and other investees into financial assets AFS since the Group does not have significant influence on the investees despite of 20% or more ownership.
(*2)	The Group classifies investments to Hyundai China Bio nutrition and other investees into financial assets AFS since the Group does not control the investees, although the Group is the asset manager.

Impairment losses on financial assets AFS for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, amount to ~~W~~32,273 million and ~~W~~25,070 million, respectively, which arise in marketable stocks and investment in partnerships.

(2)	Maturities of bonds as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
Description	Within one year		One to five years		More than five years		Total
State bonds and local government bonds	~~W~~	—	~~W~~	—	~~W~~	61,510,897	~~W~~	61,510,897
Special bonds		—		202,972,554		—		202,972,554
Corporate bonds		60,211,400		451,006,802		—		511,218,202
Foreign bonds		—		97,616,404		—		97,616,404
Corporate commercial paper		—		22,912,795		—		22,912,795

Total	~~W~~	60,211,400	~~W~~	774,508,555	~~W~~	61,510,897	~~W~~	896,230,852

December 31, 2013

	Korean won (In thousands)
Description	Within one year		One to five years		More than five years		Total
State bonds and local government bonds	~~W~~	—	~~W~~	68,953,030	~~W~~	108,484,960	~~W~~	177,437,990
Special bonds		30,001,310		170,859,158		38,183,634		239,044,102
Corporate bonds		106,527,226		199,402,012		9,349,617		315,278,855
Foreign bonds		—		15,406,219		—		15,406,219
Corporate commercial paper		—		—		31,835,955		31,835,955

Total	~~W~~	136,528,536	~~W~~	454,620,419	~~W~~	187,854,166	~~W~~	779,003,121

(3)	Changes in gains and losses on valuation of AFS securities (before reflecting deferred tax effect) for the year ended December 31, 2014, are as follows:

	Korean won (In thousands)
Description	Beginning balance		Valuation		Impairment		Disposal		Ending balance
Stocks	~~W~~	122,183,368	~~W~~	19,430,883	~~W~~	14,949,999	~~W~~	(4,330,959)	~~W~~	152,233,291
Investments in partnerships		727,619		1,998,646		—		(398,052)		2,328,213
State bonds and local government bonds		(7,725,890)		4,371,240		—		4,335,631		980,981
Special bonds		(3,840,584)		2,790,508		—		2,445,489		1,395,413
Corporate bonds		(2,385,760)		3,342,182		—		1,457,397		2,413,819
Collective investment securities		(1,973,170)		41,655		6,461,432		(322,898)		4,207,019
Foreign currency securities		591,461		437,799		—		—		1,029,260
Others		(1,404,079)		2,856,739		—		—		1,452,660

	~~W~~	106,172,965	~~W~~	35,269,652	~~W~~	21,411,431	~~W~~	3,186,608	~~W~~	166,040,656

(*)	Includes income tax effect (see Note 43).

8.	HELD-TO-MATURITY FINANCIAL ASSETS:

(1)	Held-to-maturity financial assets as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (in thousands)
Description	Acquisition cost		Amortized cost		Book value
State bonds and local government bonds	~~W~~	7,129,000	~~W~~	7,919,811	~~W~~	7,919,811
Unsecured corporate bonds(*)		10,000,000		10,000,000		10,000,000

	~~W~~	17,129,000	~~W~~	17,919,811	~~W~~	17,919,811

(*)	Unsecured corporate bonds classified as HTM financial assets pay 2.12% interest per annum quarterly and is due to mature in November 2017. The credit rating of counterparty is AAA.

December 31, 2013

	Korean won (in thousands)
Description	Acquisition cost		Amortized cost		Book value
State bonds and local government bonds	~~W~~	7,993,742	~~W~~	8,239,127	~~W~~	8,239,127

All HTM financial assets are securities of reserve for requirements.

(2)	Maturity analysis of held-to-maturity financial assets as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (in thousands)
Description	Within one year		One to five years		Over five years		Total
State bonds and local government bonds	~~W~~	202,846	~~W~~	7,716,965	~~W~~	—	~~W~~	7,919,811
Unsecured corporate bonds		—		10,000,000		—		10,000,000

	~~W~~	202,846	~~W~~	17,716,965	~~W~~	—	~~W~~	17,919,811

December 31, 2013

	Korean won (In thousands)
Description	Within one year		One to five years		Over five years		Total
State bonds and local government bonds	~~W~~	1,380,718	~~W~~	6,858,409	~~W~~	—	~~W~~	8,239,127

9.	INVESTMENTS IN ASSOCIATES:

(1)	Investments in associates as of December 31, 2014 and 2013, are as follows (Korean won in thousands).

			December 31, 2014					December 31, 2013					Date of financial statements
	Location	Main Business	Owner Ship (%)	Acquisition cost		Book value		Owner Ship (%)	Acquisition cost		Book value
Wise Asset Management Co., Ltd.(*)	Korea	Asset management	33.00	~~W~~	4,629,876	~~W~~	—	33.00	~~W~~	4,629,876	~~W~~	—	—
Hyundai-Tongyang Agrifood Private Equity Fund	Korea	Investment	25.47		4,870,250		4,692,967	25.47		1,426,250		1,241,338	December

				~~W~~	9,500,126	~~W~~	4,692,967		~~W~~	6,056,126	~~W~~	1,241,338

(*)	The Group recognized the entire book value as a loss during the year ended March 31, 2011, due to expected loss due from operating derivatives and employee embezzlement. Disposal of securities are restricted due to safeguard deposit requirements.

The financial statements used in the equity method are as follows:

Investees	Date of financial statements	Description
Wise Asset Management Co., Ltd.	September 30, 2012	Provisional settlement of financial statements
Hyundai-Tongyang Agrifood Private Equity Fund	December 31, 2014	Provisional settlement of financial statements

Certain securities were accounted for using the equity method of accounting based on provisional settlement of financial statements as the audited financial statements of these companies could not be obtained at the Group’s year-end closing. In order to verify the reliability of such unaudited provisional settlement of financial statements, the Group has performed the following procedures and found no significant exceptions:

a.	Obtained the unaudited provisional settlement of financial statements signed by the investee’s chief executive officer and statutory auditor

b.	Identified whether the major transactions or accounting events, including those disclosed to public by the investee, which were acknowledged by the Group, are properly reflected in the unaudited provisional settlement of financial statements

c.	Analyzed the effect of potential difference between the unaudited provisional settlement of financial statements and audited financial statements

(2)	Changes in investment in associates for the year ended December 31, 2014, and for the nine months ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
Investees	Beginning balance		Acquisition/ disposal		Gain (loss) on equity-method valuation		Share of associates’ other changes in net assets		Ending balance
Hyundai-Tongyang Agrifood Private Equity Fund	~~W~~	1,241,338	~~W~~	3,444,000	~~W~~	194,485	~~W~~	(186,856)	~~W~~	4,692,967

December 31, 2013

	Korean won (In thousands)
Investees	Beginning balance		Acquisition/ disposal		Gain (loss) on equity-method valuation		Other increase (decrease)		Ending balance
Hyundai-Tongyang Agrifood Private Equity Fund	~~W~~	2,492,171	~~W~~	(1,426,250)	~~W~~	(11,438)	~~W~~	186,855	~~W~~	1,241,338

(3)	Financial information of investees accounted for using the equity method for the year ended December 31, 2014, and for the nine months ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
	Hyundai-Tongyang Agrifood Private Equity Fund		Hyundai-Tongyang Agrifood Private Equity Fund		Wise Asset Management Co., Ltd.(*)
Current assets	~~W~~	1,275,129	~~W~~	256,529	~~W~~	2,030,668
Non-current assets		17,284,934		4,618,442		1,375,676

Total assets		18,560,063		4,874,971		3,406,344

Current liabilities		134,135		1,000		1,283,396
Non-current liabilities		—		—		50,000

Total liabilities		134,135		1,000		1,333,396

Controlling entity’s equity		18,425,928		4,873,971		2,072,948
Non-controlling interests		—		—		—

Total shareholders’ equity		18,425,928		4,873,971		2,072,948

Operating revenue		1,518,879		767,267		330,534
Operating loss		763,613		(44,918)		(149,978)
Other comprehensive income		—		733,656		—
Comprehensive income (loss)		763,613		688,738		(149,978)

(*)	Because the investee is under liquidation procedure, we used consolidated financial statement as of September 30, 2012, which was the latest provisional settlement.

(4)	Details of adjustment that from net assets of investments in associates to interests of net assets as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31,2013
	Hyundai-Tongyang Agrifood Private Equity Fund		Hyundai-Tongyang Agrifood Private Equity Fund
Net assets of investments in associates(A)	~~W~~	18,425,928	~~W~~	4,873,971
Percentage of ownership (B)		25.47%		25.47%

Interests of net assets(AXB)		4,692,967		1,241,338

Book value		4,692,967		1,241,338

10.	DERIVATIVES:

(1)	Derivatives owned by the Group as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (in thousands)
	Assets				Liabilities
	Hedge		Arbitrage		Arbitrage		Unsettled amount		Descriptions
Derivative:
Interest rate:
Futures	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	1,900,239,367	For hedging purposes
Equity:
Futures		—		790,339		634,115		278,069,035	For arbitrage and hedging purposes
Long options		—		604,917		—		493,286,048	For arbitrage and hedging purposes
Short options		—		—		4,908,852		1,038,115,653	For arbitrage and hedging purposes
Currency:
Futures		—		—		—		1,156,007,764	For arbitrage and hedging purposes
Goods:
Futures		—		—		—		10,474,487	For arbitrage and hedging purposes

Subtotal		—		1,395,256		5,542,967		4,876,192,354

OTC derivative:
Interest rate:
Swaps		—		168,911,627		179,934,020		35,853,760,000	For hedging purposes
Options		—		—		1,443,179		250,000,000	For hedging purposes
Currency:
Forwards		15,383,068		34,252,882		69,378,185		2,875,713,712	For hedging purposes
Swaps		—		13,925,266		3,875,537		2,449,763,967	For hedging purposes
Equity:
Swaps		—		93,817,742		62,100,385		4,694,625,260	For hedging purposes
Long options		—		12,744,521		—		40,587,500	For hedging purposes
Short options		—		—		4,274,538		30,000,000	For arbitrage and hedging purposes
Credit:
Swaps		—		26,747,782		19,542,652		3,112,481,678	For hedging purposes
Goods:
Swaps		—		479,574		12,801,300		48,182,030	For hedging purposes
Others:
Long options		—		29,638,233		—		1,516,221,424	For arbitrage and hedging purposes
Short options		—		—		130,322,264		3,394,881,283	For arbitrage purposes

Subtotal		15,383,068		380,517,627		483,672,060		54,266,216,854

Total	~~W~~	15,383,068	~~W~~	381,912,883	~~W~~	489,215,027	~~W~~	59,142,409,208

December 31, 2013

	Korean won (in thousands)
	Assets				Liabilities
	Hedge		Arbitrage		Arbitrage		Unsettled amount		Descriptions
Derivative:
Interest rate:
Futures	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	791,474,497	For hedging purposes
Equity:
Futures		—		—		—		233,505,199	For arbitrage and hedging purposes
Long options		—		5,815,821		—		374,568,127	For arbitrage and hedging purposes
Short options		—		—		10,064,772		958,747,170	For arbitrage and hedging purposes
Currency:
Futures		—		—		—		20,431,432	For arbitrage and hedging purposes
Goods:
Futures		—		—		—		36,713,925	For arbitrage and hedging purposes

Subtotal		—		5,815,821		10,064,772		2,415,440,350

OTC derivative:
Interest rate:
Swaps		—		100,923,981		115,420,849		48,681,565,000	For hedging purposes
Options		—		—		590,489		300,000,000	For hedging purposes
Currency:
Forwards		5,236,612		22,275,793		11,584,751		1,453,538,229	For arbitrage and hedging purposes
Swaps		—		13,672,174		3,797,153		2,348,044,281	For hedging purposes
Equity:
Swaps		—		92,070,501		29,494,628		2,168,574,210	For hedging purposes
Long options		—		12,390,759		—		79,050,000	For hedging purposes
Short options		—		—		104		2,300,000	For arbitrage purposes
Credit:
Swaps		—		27,690,030		19,762,983		2,349,182,224	For hedging purposes
Goods:
Swaps		—		972,542		1,132,753		57,481,530	For hedging purposes
Others:
Long options		—		20,097,267		—		476,049,741	For arbitrage and hedging purposes
Short options		—		—		75,768,489		1,208,528,489	For arbitrage purposes

Subtotal		5,236,612		290,093,047		257,552,199		59,124,313,704

Total	~~W~~	5,236,612	~~W~~	295,908,868	~~W~~	267,616,971	~~W~~	61,539,754,054

The Group entered into the derivative contracts and applied fair value hedge and net investment in a foreign operation hedge for hedging currency risks which arise from fair value of the foreign AFS securities and net investment in a foreign operation.

(2)	Gain or loss on valuation derivatives for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Derivative (arbitrage):
Interest rate	~~W~~	(483,586)	~~W~~	215,279
Currency		299,205		(45,898)
Equity		4,216,945		(1,036,762)
Goods		—		193,740
Others		(1,142)		(440)

Subtotal		4,031,422		(674,081)

OTC derivative (arbitrage):
Interest rate		(10,962,029)		18,982,977
Currency		(37,570,571)		15,554,408
Equity		(5,333,534)		31,574,820
Credit		247,182		(500,489)
Goods		(11,611,608)		116,294
Others		9,438,113		3,230,345

Subtotal		(55,792,447)		68,958,355

OTC derivative (hedge):
Currency		10,268,460		5,236,612

Total	~~W~~	(41,492,565)	~~W~~	73,520,886

(3)	Gain (loss) on valuation of hedging instrument for fair value hedge and gain for hedged for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows (In thousands of Korean won):

Description	December 31, 2014		December 31, 2013
Gain (loss) on valuation of hedging instrument	~~W~~	6,557,521	~~W~~	5,716,751
Gain (loss) for hedged risk		(6,557,521)		(5,716,751)

		—		—

(4)	Gain on valuation of hedging instrument for net investment in a foreign operation hedge and gain for hedged risk for the year ended December 31, 2014, is as follows (In thousands of Korean won):

Description	December 31, 2014
Gain on valuation of hedging instrument	~~W~~	88,277
Gain for hedged risk		(88,277)

		—

11.	LOANS:

(1)	Details of loans and receivables as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Par value		Allowance for bad debts		Book value
Call loans	~~W~~	18,705,862	~~W~~	—	~~W~~	18,705,862
Broker’s loans		1,298,606,096		—		1,298,606,096
Securities purchased under repurchase agreements		55,200,000		—		55,200,000
Loans to employees		86,572,224		(2,400)		86,569,824
Loans		1,233,365,172		(91,349,172)		1,142,016,000
Loans purchased		88,626,346		(26,810,557)		61,815,789
Advances for customers on guarantees		10,364,589		(10,130,714)		233,875
Dishonored bonds		6,881,450		(6,881,450)		—
Privately placed bonds		306,370,819		(415,819)		305,955,000
Other loans		24,300,000		—		24,300,000
Net deferred origination fees and costs		9,741,493		—		9,741,493
Discount		(2,786,033)		—		(2,786,033)

	~~W~~	3,135,948,018	~~W~~	(135,590,112)	~~W~~	3,000,357,906

December 31, 2013

	Korean won (In thousands)
	Par value		Allowance for bad debts		Book value
Call loans	~~W~~	3,823,003	~~W~~	—	~~W~~	3,823,003
Broker’s loans		1,105,745,832		—		1,105,745,832
Securities purchased under repurchase agreements		10,200,000		—		10,200,000
Loans to employees		125,491,761		(3,500)		125,488,261
Loans		1,083,510,324		(158,995,820)		924,514,504
Loans purchased		132,727,562		(19,389,559)		113,338,003
Advances for customers on guarantees		10,295,451		(10,035,547)		259,904
Dishonored bonds		6,881,633		(6,881,633)		—
Privately placed bonds		189,415,819		(415,819)		189,000,000
Other loans		56,300,000		—		56,300,000
Net deferred origination fees and costs		12,737,595		—		12,737,595
Discount		(10,846,157)		—		(10,846,157)

	~~W~~	2,726,282,823	~~W~~	(195,721,878)	~~W~~	2,530,560,945

(2)	Changes in the provisions for credit losses on loans and receivables for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Beginning balance		Bad debt Expenses		Write-offs		Collection		Other		Ending balance
Broker’s loan	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
Loans to employees		(3,500)		1,100		—		—		—		(2,400)
Loans		(158,995,820)		49,019,123		95,999,672		12,190,317		(89,562,464)		(91,349,172)
Loans purchased		(19,389,559)		(7,420,998)		—		—		—		(26,810,557)
Advances for customers on guarantees		(10,035,547)		(95,167)		—		—		—		(10,130,714)
Dishonored bonds		(6,881,633)		183		—		—		—		(6,881,450)
Privately placed bonds		(415,819)		—		—		—		—		(415,819)

	~~W~~	(195,721,878)	~~W~~	41,504,241	~~W~~	95,999,672	~~W~~	12,190,317	~~W~~	(89,562,464)	~~W~~	(135,590,112)

December 31, 2013

	Korean won (In thousands)
	Beginning balance		Bad debt Expenses		Write-offs		Collection		Other		Ending balance
Broker’s loan	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
Loans to employees		—		(3,500)		—		—		—		(3,500)
Loans		(155,258,776)		(33,460,729)		26,475,972		(2,579,139)		5,826,852		(158,995,820)
Loans purchased		(19,547,840)		(1,649,206)		—		—		1,807,487		(19,389,559)
Advances for customers on guarantees		(9,966,684)		(645,410)		576,547		—		—		(10,035,547)
Dishonored bonds		(6,899,629)		17,996		—		—		—		(6,881,633)
Privately placed bonds		(415,819)		—		—		—		—		(415,819)

	~~W~~	(192,088,748)	~~W~~	(35,740,849)	~~W~~	27,052,519	~~W~~	(2,579,139)	~~W~~	7,634,339	~~W~~	(195,721,878)

(3)	Broker’s loan

The Group extends loans to its customers from funds borrowed from KSFC or its own funds. The loans bear annual interest at 7.0% to 9.5% and are due in 90 days.

Customers provide collateral, such as marketable securities or cash equivalents, for 140% or more of the loan amount.

(4)	Advances for customers

Advances for customers consist of advances for payment on bonds guarantee, advances for payments on loss compensation and advances for payments for others.

Advances for payment on loss compensation are compensation receivables occurred from customers’ loss due to employees’ misappropriation and arbitrary transactions.

The Group made advance payments on behalf of the securities companies to which the Group is responsible for the payments in advance according to the relevant laws and regulations.

12.	CLASSIFICATION OF LOANS AND RECEIVABLES BY THE DEGREE OF IMPAIRMENT:

The details of classification of loans and receivables by the degree of impairment as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (in thousands)
	Neither past due nor impaired		Past due but not impaired		Impaired (*1)		Subtotal		Allowance for doubtful accounts		Total
Call loans	~~W~~	18,705,862	~~W~~	—	~~W~~	—	~~W~~	18,705,862	~~W~~	—	~~W~~	18,705,862
Broker’s loans		1,298,606,096		—		—		1,298,606,096		—		1,298,606,096
Securities purchased under repurchase agreements		55,200,000		—		—		55,200,000		—		55,200,000
Loans to employees		84,825,527		—		—		84,825,527		(2,400)		84,823,127
Loans		1,079,197,510		3,641,640		159,830,286		1,242,669,436		(91,349,172)		1,151,320,264
Loans purchased		47,281,811		—		41,339,330		88,621,141		(26,810,557)		61,810,584
Advances for customers		—		—		10,364,589		10,364,589		(10,130,714)		233,875
Dishonored loans		—		—		6,881,450		6,881,450		(6,881,450)		—
Private placement bonds		305,358,098		—		415,819		305,773,917		(415,819)		305,358,098
Other loans		24,300,000		—		—		24,300,000		—		24,300,000

	~~W~~	2,913,474,904	~~W~~	3,641,640	~~W~~	218,831,474	~~W~~	3,135,948,018	~~W~~	(135,590,112)	~~W~~	3,000,357,906

December 31, 2013

	Korean won (in thousands)
	Neither past due nor impaired		Past due but not impaired		Impaired (*1)		Subtotal		Allowance for doubtful accounts		Total
Call loans	~~W~~	3,823,003	~~W~~	—	~~W~~	—	~~W~~	3,823,003	~~W~~	—	~~W~~	3,823,003
Broker’s loans		1,105,745,832		—		—		1,105,745,832		—		1,105,745,832
Securities purchased under repurchase agreements		10,200,000		—		—		10,200,000		—		10,200,000
Loans to employees		121,699,098		—		—		121,699,098		(3,500)		121,695,598
Loans		857,008,973		5,087,305		233,277,338		1,095,373,616		(158,995,820)		936,377,796
Loans purchased		96,383,027		—		36,339,330		132,722,357		(19,389,559)		113,332,798
Advances for customers		—		—		10,295,451		10,295,451		(10,035,547)		259,904
Dishonored loans		—		—		6,881,633		6,881,633		(6,881,633)		—
Private placement bonds		182,826,014		—		415,819		183,241,833		(415,819)		182,826,014
Other loans		56,300,000		—		—		56,300,000		—		56,300,000

	~~W~~	2,433,985,947	~~W~~	5,087,305	~~W~~	287,209,571	~~W~~	2,726,282,823	~~W~~	(195,721,878)	~~W~~	2,530,560,945

(*)	The Group recognizes damaged loans when loans are overdue on principal over 90 days or when the counterparty is under corporate restructuring and bankruptcy.

13.	PLANNED REGULATORY RESERVE FOR CREDIT LOSS:

The planned regulatory reserve for credit losses is announced by Article 3 Clause 8 of the Regulation on Supervision of Financial Investment.

(1)	Changes in the planned regulatory reserve for credit losses for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Beginning balance	~~W~~	22,080,650	~~W~~	20,211,609
Amount (estimated to be) appropriated		(2,860,017)		1,869,041

Ending balance	~~W~~	19,220,633	~~W~~	22,080,650

(2)	Planned reserves provided, adjusted net income (loss) after the planned reserves provided and adjusted loss per share after the planned reserves provided are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Net income (loss) before reserve for credit loss	~~W~~	37,386,987	~~W~~	(42,888,441)
Planned reserves provided (*)		2,860,017		(1,869,041)
Adjusted net income (loss) after the planned reserves provided		40,247,004		(44,757,482)

Adjusted income (loss) per share after the planned reserves provided (in Korean won)	~~W~~	142	~~W~~	(473)

(*)	Planned reserves provided are calculated as the difference between the balance of the planned regulatory reserve as of December 31, 2014 and 2013.

14.	PROPERTY AND EQUIPMENT:

(1)	Property and equipment as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Acquisition cost		Accumulated depreciation		Accumulated revaluation		Book value
Land	~~W~~	38,412,678	~~W~~	—	~~W~~	46,004,453	~~W~~	84,417,131
Building		60,971,523		(18,659,863)		—		42,311,660
Vehicles		85,702		(85,700)		—		2
Furniture and equipment		97,796,502		(87,407,664)		—		10,388,838
Others		43,198,644		(37,106,679)		—		6,091,965
Vessels		43,968,000		(11,473,842)		—		32,494,158

	~~W~~	284,433,049	~~W~~	(154,733,748)	~~W~~	46,004,453	~~W~~	175,703,754

December 31, 2013

	Korean won (In thousands)
	Acquisition cost		Accumulated depreciation		Accumulated revaluation		Book value
Land	~~W~~	58,335,771	~~W~~	—	~~W~~	87,650,403	~~W~~	145,986,174
Building		92,154,390		(28,024,763)		—		64,129,627
Vehicles		124,565		(116,143)		—		8,422
Furniture and equipment		101,179,893		(88,261,204)		—		12,918,689
Others		45,320,659		(38,809,854)		—		6,510,805
Vessels		42,212,000		(5,739,098)		—		36,472,902

	~~W~~	339,327,278	~~W~~	(160,951,062)	~~W~~	87,650,403	~~W~~	266,026,619

(2)	Changes in property and equipment for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Beginning balance		Acquisition		Disposal		Revaluation		Depreciation		Others (*)		Ending balance
Land	~~W~~	145,986,174	~~W~~	—	~~W~~	(58,225,426)	~~W~~	(346,500)	~~W~~	—	~~W~~	(2,997,117)	~~W~~	84,417,131
Building		64,129,627		48,547		(15,972,164)		—		(1,803,730)		(4,090,620)		42,311,660
Vehicles		8,422		—		(1,297)		—		(7,123)		—		2
Furniture and equipment		12,918,689		3,739,845		(137,610)		—		(6,155,617)		23,531		10,388,838
Others		6,510,805		1,812,318		(341,966)		—		(2,961,476)		1,072,284		6,091,965
Vessels		36,472,902		—		—		—		(5,266,100)		1,287,356		32,494,158

	~~W~~	266,026,619	~~W~~	5,600,710	~~W~~	(74,678,463)	~~W~~	(346,500)	~~W~~	(16,194,046)	~~W~~	(4,704,566)	~~W~~	175,703,754

December 31, 2013

	Korean won (In thousands)
	Beginning balance		Acquisition		Disposal		Depreciation		Others (*)		Ending balance
Land	~~W~~	147,809,524	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	(1,823,350)	~~W~~	145,986,174
Building		67,296,576		226,440		—		(1,723,274)		(1,670,115)		64,129,627
Vehicles		14,252		—		—		(5,830)		—		8,422
Furniture and equipment		14,155,164		3,048,366		(332,748)		(5,097,339)		1,145,246		12,918,689
Others		6,235,945		3,336,017		(211,263)		(2,574,243)		(275,651)		6,510,805
Vessels		143,540,211		—		(100,617,786)		(6,410,676)		(38,847)		36,472,902

	~~W~~	379,051,672	~~W~~	6,610,823	~~W~~	(101,161,797)	~~W~~	(15,811,362)	~~W~~	(2,662,717)	~~W~~	266,026,619

(*)	Others relate to transfer from investment properties and changes in the provision for asset retirement obligation or foreign exchange differences.

(3)	The Group applies revaluation model in relation with measurement after the initial recognition of the land and the date of revaluation of the land was on December 31, 2013. The Group used the assessed price by independent and qualified appraiser in revaluation of the land. Comparative method that the price is assessed by analyzing sales comparable, which is similar to the object in all pricing factors used, and land value formation, such as access condition, environment condition, specific factors, etc., is considered in estimating fair value. There is no change in a valuation technique for the year ended December 31, 2014.

(4)	Classification of land that is measured at fair value by fair value hierarchy levels as of December 31, 2014 and 2013, is as follows:

December 31, 2014

	Korean won (in thousands)
Classification	Level 1		Level 2		Level 3		Total
Land	~~W~~	—	~~W~~	—	~~W~~	84,417,131	~~W~~	84,417,131

December 31, 2013

	Korean won (in thousands)
Classification	Level 1	Level 2		Level 3		Total
Land	~~W~~—	~~W~~	—	~~W~~	145,986,174	~~W~~	145,986,174

(5)	Changes in land that the degree of fair value is classified to Level 3 for the year ended December 31, 2014, and the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (in thousands)
January 1, 2014	~~W~~	145,986,174
Acquisition/disposal		(58,225,426)
Reclassification to investment property		(2,997,117)
Gain (loss) on revaluations of land		(346,500)

December 31, 2014	~~W~~	84,417,131

December 31, 2013

	Korean won (in thousands)
April 1, 2013	~~W~~	147,809,524
Acquisition/disposal		—
Reclassification to investment property		(1,823,350)
Gain (loss) on revaluations of land		—

December 31, 2013	~~W~~	145,986,174

(6)	Details of the valuation method used for fair value of land and the unobservable inputs that are significant for fair value measurement are as follows:

Valuation method	Significant inputs that are unobservable	Range	Correlation between unobservable inputs and fair value
Market approach method(*)	Changing point	0.96–1.02	If adjustment rates increase (decrease), fair values increase (decrease).
	Individual factors	0.88–1.15

(*)	Fair value is determined based upon the market-approach method that the price reflects the recent market price. If there are significant differences, such as usage of land, the Group used the price reflected by the differences.

(7)	Book values of land under cost model as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Under revaluation model		Under cost model
Land	~~W~~	84,417,131	~~W~~	38,412,678

December 31, 2013

	Korean won (In thousands)
	Under revaluation model		Under cost model
Land	~~W~~	145,986,174	~~W~~	58,335,771

(8)	Changes in other comprehensive income related to revaluation for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (in thousands)
	Beginning Balance		Increase		Decrease		Disposal		Ending balance
Land	~~W~~	89,347,214	~~W~~	—	~~W~~	(740,488)	~~W~~	(41,692,012)	~~W~~	46,914,714
Income tax effects		(21,622,026)		—		179,198		10,089,467		(11,353,361)

After income tax	~~W~~	67,725,188	~~W~~	—	~~W~~	(561,290)	~~W~~	(31,602,545)	~~W~~	35,561,353

December 31, 2013

	Korean won (in thousands)
	Beginning balance		Increase		Decrease		Disposal		Ending balance
Land	~~W~~	89,347,214	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	89,347,214
Income tax effects		(21,622,026)		—		—		—		(21,622,026)

After income tax	~~W~~	67,725,188	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	67,725,188

(9)	Insurance contracts of the Group made as of December 31, 2014, are as follows:

	Korean won (In thousands)
	Insurance assets	Coverage amount		Insurance company
General fire insurance	Furniture and equipment	~~W~~	101,070,015	Hyundai Marine&Fire Insurance Co., Ltd. and others
	Non-business assets		10,546,764	Hyundai Marine&Fire Insurance Co., Ltd. and others
Liability insurance on gas accident	Buildings		5,500,000	Hyundai Marine&Fire Insurance Co., Ltd.
Liability insurance on training facility	Buildings		200,000	Hyundai Marine&Fire Insurance Co., Ltd.
General insurance on Property	Buildings		60,967,246	Hyundai Marine&Fire Insurance Co., Ltd
Theft insurance	Cash and securities		650,000	Hanwha General Insurance Co., Ltd. and others
Inland floater insurance	Furniture and equipment		2,021,540	Hanwha General Insurance Co., Ltd. and others
Business insurance	Owner of equipment		2,140,000	Hanwha General Insurance Co., Ltd.
Liability insurance on online financial transactions	Network service		2,000,000	Hanwha General Insurance Co., Ltd.

In addition, the Group also carries a general insurance and liability insurance policy for vehicles with Hyundai Marine & Fire Insurance Co., Ltd., etc.

15.	INVESTMENT PROPERTIES:

(1)	Investment properties as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Acquisition cost		Accumulated depreciation		Accumulated impairment		Accumulated revaluation		Book value
Land	~~W~~	164,335,766	~~W~~	—	~~W~~	—	~~W~~	(294,208)	~~W~~	164,041,558
Building		545,019,275		(29,736,240)		—		—		515,283,035

	~~W~~	709,355,041	~~W~~	(29,736,240)	~~W~~	—	~~W~~	(294,208)	~~W~~	679,324,593

December 31, 2013

	Korean won (In thousands)
	Acquisition cost		Accumulated depreciation		Accumulated impairment		Accumulated revaluation		Book value
Land	~~W~~	42,038,186	~~W~~	—	~~W~~	—	~~W~~	492,342	~~W~~	42,530,528
Building		71,811,526		(21,032,860)		(14,382,796)		—		36,395,870

	~~W~~	113,849,712	~~W~~	(21,032,860)	~~W~~	(14,382,796)	~~W~~	492,342	~~W~~	78,926,398

(2)	Changes in investment properties for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (in thousands)
	Beginning balance		Acquisition		Disposal		Depreciation		Others (*)		Business Combination		Ending balance
Land	~~W~~	42,530,528	~~W~~	35,890,269	~~W~~	(4,462,909)	~~W~~	—	~~W~~	90,083,670	~~W~~	—	~~W~~	164,041,558
Building		36,395,870		399,436,855		(6,403,198)		(8,828,212)		64,916,253		29,765,467		515,283,035

	~~W~~	78,926,398	~~W~~	435,327,124	~~W~~	(10,866,107)	~~W~~	(8,828,212)	~~W~~	154,999,923	~~W~~	29,765,467	~~W~~	679,324,593

December 31, 2013

	Korean won (in thousands)
	Beginning balance		Acquisition		Disposal		Impairment		Depreciation		Others(*)		Ending balance
Land	~~W~~	56,318,248	~~W~~	—	~~W~~	(15,611,070)	~~W~~	—	~~W~~	—	~~W~~	1,823,350	~~W~~	42,530,528
Building		70,418,695		—		(34,122,553)		—		(1,544,033)		1,643,761		36,395,870

	~~W~~	126,736,943	~~W~~	—	~~W~~	(49,733,623)	~~W~~	—	~~W~~	(1,544,033)	~~W~~	3,467,111	~~W~~	78,926,398

(*)	Others consist of changes by transfer from property and foreign exchange differences.

(3)	Details of income and expenditure for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Rental income	~~W~~	20,242,181	~~W~~	6,506,489
Expenditure on operating investment property		(13,381,291)		(2,516,572)
Expenditure on non-operating investment property		(1,315,345)		(915,412)

	~~W~~	5,545,545	~~W~~	3,074,505

(4)	Details of fair value of investment property as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014				December 31, 2013
	Book value		Fair value		Book value		Fair value
Land	~~W~~	164,041,558	~~W~~	196,343,290	~~W~~	42,530,528	~~W~~	76,550,365
Buildings		515,283,035		537,148,172		36,395,870		62,830,627

	~~W~~	679,324,593	~~W~~	733,491,462	~~W~~	78,926,398	~~W~~	139,380,992

The investment property’s fair value was evaluated by independent and qualified appraiser, Kyungil Appraisal Co., Ltd., on March 31, 2012.

The fair values of investment properties are classified by Level 3 based upon the inputs that are used in the valuation method. Fair values are measured using discounted cash flows that are reflecting vacant ratio and period, promotion, free lease, expected market growth rate, etc.

There is no change in the valuation technique for the nine months period ended December 31, 2013.

(5)	The investment properties of ~~W~~9,700 million (collateral amount) are provided as collateral for the guarantee on domestic exchange net debt limitation.

(6)	As of December 31, 2014, a substantial portion of the Group’s land and buildings are pledged as collateral to a maximum of ~~W~~8,387 million and leasehold rights amount to ~~W~~3,182 million for rent deposits.

(7)	The Group owns all of its investment properties.

16.	ASSETS HELD FOR SECURITY RIGHT EXECUTION:

Non-business assets held in the execution of security right as of December 31, 2014 and 2013, are as follows:

	Korean won (in thousands)
	December 31, 2014		December 31, 2013
Land	~~W~~	9,732,211	~~W~~	10,326,988
Building		990,215		1,554,889
Movables		—		1,633,697

	~~W~~	10,722,426	~~W~~	13,515,574

17.	INTANGIBLE ASSETS:

(1)	Details of intangible assets as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Acquisition cost		Accumulated amortization		Accumulated impairment		Book value
Development costs	~~W~~	77,506,362	~~W~~	(70,949,710)	~~W~~	—	~~W~~	6,556,652
Software		33,483,391		(29,641,466)		—		3,841,925
Others		35,189,820		(6,618,807)		—		28,571,013
Membership deposit		56,121,536		—		(19,470,366)		36,651,170
Goodwill		149,917,730		—		(24,621,645)		125,296,085

	~~W~~	327,597,194	~~W~~	(107,209,983)	~~W~~	(19,470,366)	~~W~~	200,916,845

December 31, 2013

	Korean won (In thousands)
	Acquisition cost		Accumulated amortization		Accumulated impairment		Book value
Development costs	~~W~~	74,737,910	~~W~~	(66,307,014)	~~W~~	—	~~W~~	8,430,896
Software		32,621,381		(27,310,492)		—		5,310,889
Others		33,349,445		(4,361,276)		—		28,988,169
Membership deposit		54,372,592		—		(14,242,832)		40,129,760
Goodwill		147,242,728		—		(24,621,645)		122,621,083

	~~W~~	342,324,056	~~W~~	(97,978,782)	~~W~~	(38,864,477)	~~W~~	205,480,797

(2)	Changes in intangible assets for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Beginning balance		Acquisition		Increase by business combination		Amortization		Disposal		Others (*1)		Impairment (*2)		Ending balance
Development costs	~~W~~	8,430,896	~~W~~	1,858,824	~~W~~	—	~~W~~	(4,642,696)	~~W~~	—	~~W~~	909,628	~~W~~	—	~~W~~	6,556,652
Software		5,306,730		258,624		—		(2,330,970)		—		607,541		—		3,841,925
Others		28,988,169		1,911,298		—		(2,328,454)		—		—		—		28,571,013
Membership deposit		40,133,919		64,200		—		(3,162)		(757,310)		2,696,514		(5,482,991)		36,651,170
Goodwill		122,621,083		—		2,675,002		—		—		—		—		125,296,085

	~~W~~	205,480,797	~~W~~	4,092,946	~~W~~	2,675,002	~~W~~	(9,305,282)	~~W~~	(757,310)	~~W~~	4,213,683	~~W~~	(5,482,991)	~~W~~	200,916,845

December 31, 2013

	Korean won (In thousands)
	Beginning balance		Acquisition		Amortization		Disposal		Impairment (*2)		Others (*1)		Ending balance
Development costs	~~W~~	9,034,525	~~W~~	1,899,029	~~W~~	(3,545,732)	~~W~~	—	~~W~~	—	~~W~~	1,043,074	~~W~~	8,430,896
Software		4,271,241		2,042,649		(1,789,617)		—		—		782,457		5,306,730
Others		30,539,822		66,410		(1,618,063)		—		—		—		28,988,169
Membership deposit		36,183,314		7,723,509		(2,631)		(1,340,101)		(2,371,512)		(58,660)		40,133,919
Goodwill		122,621,083		—		—		—		—		—		122,621,083

	~~W~~	202,649,985	~~W~~	11,731,597	~~W~~	(6,956,043)	~~W~~	(1,340,101)	~~W~~	(2,371,512)	~~W~~	1,766,871	~~W~~	205,480,797

(*1)	Relates to foreign exchange differences and others.
(*2)	Membership deposits are composed of golf and condo memberships, which are intangible assets with an indefinite useful lives. The group recognized the impairment loss because the exchange quotation is lower than the book value.

18.	OTHER FINANCIAL ASSETS:

Details of other financial assets as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Receivables	~~W~~	478,984,079	~~W~~	408,128,125
Allowance for doubtful accounts		(10,513,584)		(6,631,867)
Accrued income		96,844,552		98,021,543
Allowance for doubtful accounts		(809,694)		(398)
Settlement difference on self-transaction of futures		741		—
Guarantee deposits		67,268,386		73,392,921
Allowance for doubtful accounts		(2,352,505)		(2,352,505)

	~~W~~	629,421,975	~~W~~	570,557,819

19.	OTHER ASSETS:

Details of other assets as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Advance payments	~~W~~	16,766,672	~~W~~	143,677,929
Prepaid expenses		24,529,783		56,509,322
Prepaid value-added taxes		57,655		70,517
Others		42,385,369		39,739,003

	~~W~~	83,739,479	~~W~~	239,996,771

20.	FINANCIAL LIABILITIES AT FVTPL:

Details of financial liabilities at FVTPL as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Financial liabilities designated as at FVTPL (*1):
ELS sold	~~W~~	4,261,596,463	~~W~~	3,025,819,564
Derivatives combined securities sold		1,412,825,926		1,187,735,936
Other OTC derivatives sold		579,093,696		157,448,282
Exchange-traded securities		54,243		—

Subtotal		6,253,570,328		4,371,003,782

Held-for-trading financial liabilities:
Derivative liabilities (*2)		489,215,028		267,616,971
Securities in short position		269,102,194		442,997,200

Subtotal		758,317,222		710,614,171

Total	~~W~~	7,011,887,550	~~W~~	5,081,617,953

(*1)	For contracts that include one or more embedded derivatives, considering the difficulty of individual evaluation because of its interdependence to each other instruments, the entire complex contract is designated as at FVTPL.
(*2)	Details of derivatives and relevant profit and loss are described in Note 10.

21.	DEPOSITS DUE TO CUSTOMERS:

Details of deposits due to customers as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Customers’ deposits:
Customers’ deposits for brokerage	~~W~~	986,098,414	~~W~~	1,003,991,975
Customers’ deposits for exchange-traded derivatives trading		177,231,776		131,385,886
Customers’ deposits for savings		7,048,744		7,470,473
Customers’ deposits for repo		66,574		66,583
Customers’ deposits for beneficiary		143,468,615		22,689,934
Others		1,288,049		338,265

Subtotal		1,315,202,172		1,165,943,116

Guarantee deposits:
Securities loaned		737,886		1,571,010
Deposits for margin loans		13,596,765		6,922,360
Others		3,000,000		300,000

Subtotal		17,334,651		8,793,370

Others		777,248,881		901,667,655

	~~W~~	2,109,785,704	~~W~~	2,076,404,141

22.	BORROWINGS:

(1)	Details of borrowings as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Call money	~~W~~	425,300,000	~~W~~	1,037,900,000
Borrowings:
Borrowing from KSFC		826,495,381		450,799,271
Asset-backed short-term bonds		425,100,000		46,237,739
Others		1,248,763,508		735,955,844
Securities sold under reverse resale agreements		4,732,274,860		5,468,655,586
Debentures:
Debentures		528,104,000		611,094,000
Less: discounts		(155,777)		(550,037)

	~~W~~	8,185,881,972	~~W~~	8,350,092,403

(2)	Call money as of December 31, 2014 and 2013, is as follows:

		Korean won (In thousands)
Lender	Annual interest rate (%)	December 31, 2014		December 31, 2013
Kookmin bank and etc.	2.03–2.18	~~W~~	425,300,000	~~W~~	1,037,900,000

(3)	Borrowings from KSFC as of December 31, 2014 and 2013, are as follows:

		Korean won (In thousands)
Lender	Annual interest rate (%)	December 31, 2014		December 31, 2013
KSFC	2.44	~~W~~	826,495,381	~~W~~	450,799,271

(4)	Asset-backed short-term bonds as of December 31, 2014 and 2013, are as follows:

	Annual interest rate (%)	Korean won (In thousands)
Lender		December 31, 2014		December 31, 2013
KTB Investment & Securities Co., Ltd.	3.15–3.25	~~W~~	23,500,000	~~W~~	—
Dongbu Securities Co., Ltd.	2.6–3.06		84,200,000		—
Hanwha Investment & Securities Co., Ltd.	5.72–6.52		21,500,000		—
Mirae Asset	3.05		10,000,000		—
Electric Contractors Financial Cooperative etc.	3.30		10,800,000		—
Kyobo Securities Co., Ltd.	2.65–3.40		40,000,000		—
KDB Asset Management Co., Ltd.	—		—		10,000,000
M square dongchun 3rd Co., Ltd.	—		—		6,237,739
NH Investment & Securities Co., Ltd.	2.60-3.85		235,100,000		30,000,000

		~~W~~	425,100,000	~~W~~	46,237,739

(5)	Other borrowings as of December 31, 2014 and 2013, are as follows:

	Annual interest rate (%)	Korean won (In thousands)
Lender		December 31, 2014		December 31, 2013
Woori Bank	2.77	~~W~~	—	~~W~~	164,500,000
Hana Bank	4.80		75,900,000		112,700,000
KAMCO	—		—		72,450,604
Woori Investment & Securities Co., Ltd	2.20		75,900,000		57,300,000
KB Asset Management Co., Ltd.	2.80		—		47,700,000
Hyundai Investment Co., Ltd	2.54		—		30,000,000
Kiwoom Asset Management Co., Ltd.	2.15		10,000,000		20,000,000
Shinhan BNP Paribas ITMC Co., Ltd.	2.80		—		10,000,000
IBK Asset Management Co., Ltd.	2.78		—		10,000,000
Meritz Investment & Securities Co., Ltd	2.19–3.00		58,000,000		26,447
Hanwha Asset Management Co., Ltd.	2.15		46,100,000		—
HI Investment & Securities Co., Ltd.(Trust)	2.39		50,000,000		—
KTB Asset Management Co., Ltd.	2.19		50,000,000		—
Dongbu Securities Co., Ltd.(Trust)	2.03–2.20		50,000,000		—
Bookook Securities Co., Ltd.	2.19		10,000,000		—
Kyoboaxa Asset Management Co., Ltd.	2.15		100,000,000		—
Daewoo Securities Co., Ltd (trust)	2.10		50,000,000		—
NHCA Asset Management Co., Ltd.	2.17		50,000,000		—
Natixis Real Estate Capital LLC	1.50–3.63		307,328,644		—
NH Securities Co., Ltd	2.70–4.50		40,000,000		—
Meritz Fire	6.00		18,000,000		—
National Federation of Fisheries Cooperative (SUHYUP)	4.20		30,000,000		—
Dongbu Securities Co., Ltd.	3.30		5,000,000		—
M.M.Warburg & CO Hypothekenbank	1.73		18,426,696		—
Kommerz Bank	1.53		1,279,532		—
DZ Bank	1.55		694,112		—
HYUNDAI SONGDO DEVELOPMENT Co., Ltd	3.50		125,800		—
ABCP and others	—		55,511,621		90,367,085
Others (*1)	—		146,497,103		120,911,708

Total		~~W~~	1,248,763,508	~~W~~	735,955,844

(*1)	Non-controlling interests classified by financial liabilities are included.

(6)	Debentures as of December 31, 2014 and 2013, are as follows:

			Annual interest rate (%)	Korean won (In thousands)
Description	Issuance date	Maturity		December 31, 2014		December 31, 2013
The 29th unsecured public debenture	2013.2.7	2014.2.7	—	~~W~~	—	~~W~~	990,000
The 30-1st unsecured public debenture	2013.2.19	2016.2.19	3.07		190,000,000		190,000,000
The 30-2nd unsecured public debenture	2013.2.19	2016.2.19	3.10		60,000,000		60,000,000
The 31st unsecured public debenture	2013.2.22	2018.3.22	3.16		100,000,000		100,000,000
The 32nd unsecured public debenture	2013.2.27	2018.3.21	3.13		150,000,000		150,000,000
EloiANG 2 the 1st private debenture	2013.3.29	2015.6.29	3.90		—		30,000,000
Gun-jung JY the 1st private debenture	2013.2.15	2014.2.14	—		—		20,000,000
Non-guarantee subordinated security	2010.6.29	2015.7.29	7.95		10,104,000		10,104,000
Gaia Devex 5 the 1st private debenture	2012.8.9	2016.2.9	—		—		20,000,000
ELP the 2nd Securitization Specialty Co., LTD	2013.7.30	2015.07.30	3.27–3.39		18,000,000		30,000,000
Subtotal					528,104,000		611,094,000
Less: Discount on debenture issued					(155,777)		(528,993)

				~~W~~	527,948,223	~~W~~	610,543,963

23.	RETIREMENT BENEFIT OBLIGATION:

(1)	Defined contribution retirement pension

Plan assets related to the Group’s defined contribution retirement benefit plan are independently operated from the Group’s assets as a form of fund managed by a trustee. If the employees resign before they meet the conditions for defined contribution plan, contribution payments that the Group has will reduce by the loss of contribution amounts.

As described above in Note 2, contributions to defined contribution retirement benefit plans are recognized as an expense when employees have rendered service entitling them to the contributions. Expense recognized in the consolidated statements of income (loss) for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are ~~W~~301 million and ~~W~~212 million, respectively, which represents the contributions paid at the rate prescribed by the retirement benefit plan.

(2)	Defined benefit retirement pension

The Group also operates a defined benefit retirement plan for employees qualified for the plan.

The most recent actuarial assessment for the plan assets and defined benefit obligation was performed on December 31, 2014. Present value of defined benefit obligation and its related current-/past-service costs have been measured by the projected unit credit method.

1)	The actuarial assumptions used in retirement benefit obligation assessment as of December 31, 2014 and 2013, are as follows:

%
	December 31, 2014	December 31, 2013
Discount rate	3.75–3.93	4.35–4.91
Expected future wage growth rate	3.00–3.30	3.00–3.66

2)	Amounts recognized in the consolidated statements of financial position related to retirement benefit obligations as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Present value of defined benefit obligations	~~W~~	42,016,254	~~W~~	33,875,568
Fair value of plan assets		(8,001,781)		(9,249,143)

Net defined benefit liabilities	~~W~~	34,014,473	~~W~~	24,626,425

3)	Changes in net defined benefit liabilities for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Present value of defined benefit obligations		Plan assets		Total
Balances at January 1, 2014	~~W~~	33,875,568	~~W~~	(9,249,143)	~~W~~	24,626,425
Current-service cost		20,229,480		—		20,229,480
Interest expense (income)		1,390,667		(410,184)		980,483
Past-service cost and gain on settlement		(963,597)		—		(963,597)

Subtotal		20,656,550		(410,184)		20,246,366
Remeasurements of the net defined benefit liability
Actuarial loss (gain)		(251,523)		1,203		(250,320)
Contribution to the plan:
By the employer		—		(3,346,397)		(3,346,397)
Payments from the plan:
Retirement		(11,326,872)		5,002,740		(6,324,132)
Liquidation effected by the reduction of plan		(937,469)		—		(937,469)

Balances at December 31, 2014	~~W~~	42,016,254	~~W~~	(8,001,781)	~~W~~	34,014,473

December 31, 2013

	Korean won (In thousands)
	Present value of defined benefit obligations		Plan assets		Total
Balances at April 1, 2013	~~W~~	18,242,923	~~W~~	(8,825,016)	~~W~~	9,417,907
Current-service cost		15,603,567		—		15,603,567
Interest expense (income)		419,477		(209,692)		209,785

Subtotal		16,023,044		(209,692)		15,813,352
Remeasurements of the net defined benefit liability
Actuarial loss (gain)		1,731,221		(2,620)		1,728,601
Contribution to the plan:
By the employer		—		(411,319)		(411,319)
Payments from the plan:
Retirement		(1,582,055)		199,504		(1,382,551)
Settlement		(539,565)		—		(539,565)

Balances at December 31, 2013	~~W~~	33,875,568	~~W~~	(9,249,143)	~~W~~	24,626,425

4)	Details of plan assets are as follows:

	Fair value (Korean won in thousands)
Description	December 31, 2014			December 31, 2013
	Amount		Composition ratio (%)	Amount		Composition ratio (%)
Cash and deposits	~~W~~	1,659,953	20.74	~~W~~	1,482,066	16.02
Equity instruments		28,412	0.36		148,911	1.61
Debt instruments		1,187,072	14.84		1,831,546	19.80
General insurance		5,126,344	64.06		5,786,620	62.57

	~~W~~	8,001,781	100.00	~~W~~	9,249,143	100.00

Investment strategies and policies on plan assets seek to balance risk reduction and the pursuit of profits. The purpose to minimize volatility of assets that is related to liabilities is being made over by asset diversification, partial correspondence of assets and liabilities strategy and hedging strategy. Assets allocation for obtaining a fixed income is partially corresponding to the pension liabilities with long maturity, which is similar to bonds.

5)	Sensitivity analysis for significant actuarial assumption as of December 31, 2014, showing how the defined benefit obligation would have been affected by changes in the relevant actuarial assumption, is as follows:

	Korean won (in millions)
	Increase		Decrease
Sensitivity by 100 basis point in discount rate	~~W~~	(5,359)	~~W~~	5,042
Sensitivity by one percent in expected salary increase		5,090		(5,339)

The sensitivity analysis indicates the change in the amounts of defined benefit obligation when each assumption changes without change in the remaining assumptions. The sensitivity of defined benefit obligations is determined by the projected unit credit method.

24.	PROVISIONS:

(1)	Details of provisions as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Restoration liabilities (*1)	~~W~~	2,575,404	~~W~~	1,980,129
Other provisions		169,442		17,724,710

	~~W~~	2,744,846	~~W~~	19,704,839

(*1)	The Group recognized the anticipated expenses in connection with the recovery of leased facilities in the future as asset retirement obligation.

(2)	Changes in provisions for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
	Beginning		Amortization of discount		Provision		Using		Others (*)		Ending
Restoration liabilities	~~W~~	1,980,129	~~W~~	41,657	~~W~~	—	~~W~~	1,072,494	~~W~~	(518,876)	~~W~~	2,575,404
Other provisions		17,724,710		—		162,911		(17,720,692)		2,513		169,442

	~~W~~	19,704,839	~~W~~	41,657	~~W~~	162,911	~~W~~	(16,648,198)	~~W~~	(516,363)	~~W~~	2,744,846

December 31, 2013

	Korean won (In thousands)
	Beginning		Amortization of discount		Provision		Reversal		Others (*)		Ending
Restoration liabilities	~~W~~	2,253,798	~~W~~	28,069	~~W~~	—	~~W~~	(316,528)	~~W~~	14,790	~~W~~	1,980,129
Other provisions		25,040,482		—		—		(7,315,772)		—		17,724,710

	~~W~~	27,294,280	~~W~~	28,069	~~W~~	—	~~W~~	(7,632,300)	~~W~~	14,790	~~W~~	19,704,839

(*)	Others are increase by the other tangible assets.

25.	OTHER FINANCIAL LIABILITIES:

Other financial liabilities as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Financing guarantee liabilities	~~W~~	10,638,838	~~W~~	3,320,107
Dividends payable		1,374		36,509,403
Accounts payable		493,633,389		305,907,447
Accrued expenses		22,728,867		39,855,684
Leasehold deposits received		21,807,253		14,158,405

	~~W~~	548,809,721	~~W~~	399,751,046

26.	OTHER LIABILITIES:

Other liabilities as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Advances from customers	~~W~~	1,016,441	~~W~~	651,245
Unearned income		34,892,718		42,734,324
Withholding income taxes		14,671,943		16,979,749
Other long-term employee benefits		4,901,146		—
Others		17,759,166		10,952,095

	~~W~~	73,241,414	~~W~~	71,317,413

27.	SHAREHOLDERS’ EQUITY

(1)	Details of the shareholders’ equity as of December 31, 2014 and 2013, are as follows:

					Korean won (in thousands)
	Authorized shares	Outstanding shares	Par value		December 31, 2014		December 31, 2013
Common stock	600,000,000 shares	236,612,530 shares	~~W~~	5,000	~~W~~	1,183,062,650	~~W~~	850,000,000
Preferred stock (*)		—		—		—		333,062,650

					~~W~~	1,183,062,650	~~W~~	1,183,062,650

(*)	To enter into a new business, the Company issued 66,612,530 convertible preferred shares at ~~W~~8,500 per share (par value: ~~W~~5,000), which were offered to the shareholders at December 29, 2011, as a pay-up day by the approval of board of directors at October 18, 2011. Duration for the convertible preferred stock is three years from the date of issue and it shall be converted to the common share after the duration, from one preferred stock to one common stock. All convertible preferred shares have been converted to the common shares due to the expiration of duration for the year ended December 31, 2014.

(2)	Changes in common stock and preferred stock for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

Description	December 31, 2014				December 31, 2013
	Common stock		Preferred stock		Common stock		Preferred stock
Beginning balance	~~W~~	170,000,000	~~W~~	66,612,530	~~W~~	170,000,000	~~W~~	66,612,530
Conversion		66,612,530		(66,612,530)		—		—

	~~W~~	236,612,530	~~W~~	—	~~W~~	170,000,000	~~W~~	66,612,530

28.	OTHER PAID-IN CAPITAL:

(1)	Other paid-in capital as of December 31, 2014 and 2013, is as follows:

	Korean won (in thousands)
	December 31, 2014		December 31, 2013
Paid-in capital in excess of par value (*1)	~~W~~	1,063,271,037	~~W~~	1,063,271,037
Treasury stock (*2)		(167,090,993)		(167,090,993)
Other equity (*3)		5,201,449		(31,568,137)

	~~W~~	901,381,493	~~W~~	864,611,907

(*1)	Paid-in capital in excess of par value was previously paid when the Company increased its capital before former period and it is strictly limited for disposal, but only can be used as capitalization and deficit recovery.
(*2)	The Company has acquired 16,715,870 common shares followed by the Capital Market and the Financial Investment Services Act, in order to maintain the stability of the stock price of the Company. In the near future, the Company is expected to sell the shares once the stock price gets stabilized.
(*3)	Other equity is occurred by paid-in capital increase of preferred share for the year ended March 31, 2012.

(2)	Changes in paid-in capital in excess of par value for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (in thousands)
	December 31, 2014		December 31, 2013
Beginning balance	~~W~~	(31,568,137)	~~W~~	(68,337,907)
Decrease		36,769,586		36,769,770

Ending balance	~~W~~	5,201,449	~~W~~	(31,568,137)

29.	RETAINED EARNINGS AND DIVIDEND:

(1)	Retained earnings as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		December 31, 2013
Legal reserve:
Earned surplus reserve (*1)	~~W~~	48,740,371	~~W~~	45,969,328
Reserve for loss on electronic financial transactions (*2)		500,000		500,000
Voluntary reserve		736,241,839		787,321,540
Reserve for credit losses (*3)		22,080,650		20,211,609
Retained earnings before appropriations		(17,162,989)		(95,822,552)

	~~W~~	790,399,871	~~W~~	758,179,925

(*1)	The Commercial Code of the Republic of Korea requires the Group to appropriate to an earned surplus reserve, an amount equal to at least 10% of cash dividends, until the reserve equals 50% of the stated capital. The legal reserve may be used to reduce a deficit or may be transferred to capital.
(*2)	In accordance with the provisions of Article 5 of Regulation on Supervision of Electronic Financial Activities, the Group provides reserve for loss on electronic financial transactions to make reparation for the damage in process of the electronic transfers or operations.
(*3)	The Group accumulates allowances for possible loan losses in accordance with K-IFRS and reserve for possible loan losses as much as the amount below the provision of allowances according to minimum accumulation ratio required by Financial Supervisory Service.

(2)	Changes in retained earnings for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Beginning balance	~~W~~	758,179,925	~~W~~	845,501,973
Net income (loss)		37,386,987		(42,888,441)
Dividends		(36,769,586)		(44,433,607)
Transfer to retained earnings due to the disposal of revalued assets		31,602,545		—

Ending balance	~~W~~	790,399,871	~~W~~	758,179,925

(3)	The amount of dividends and dividends per share for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows (In thousands of Korean won, except per share amount):

		Number of shares outstanding	Treasury stocks (*1)	Number of dividend shares	Dividend per share		Total dividend
Annual dividend	Common stock	170,000,000	16,729,970	153,270,030	~~W~~	—	~~W~~	—
	Preferred stock	66,612,530	935	66,611,595		416		27,710,424
Interim dividend (*2)	Preferred stock	66,612,530	1,042	66,611,488		136		9,059,162

(*1)	Treasury stocks, including fractional shares have been excluded in dividends.
(*2)	The group paid ~~W~~9,059 million as quarterly dividends of preferred stock in accordance with board resolutions on April 1, 2014 (dividend rate: 2.72%), on the basic date of December 31, 2014.

December 31, 2013

		Number of shares outstanding	Treasury stocks (*1)	Number of dividend shares	Dividend per share		Total dividend
Annual dividend	Common stock	170,000,000	16,723,241	153,276,759	~~W~~	50	~~W~~	7,663,838
	Preferred stock	66,612,530	628	66,611,902		552		36,769,770

(*1)	Treasury stocks, including fractional shares have been excluded in dividends.

(4)	Payout and dividend yield ratio is as follows:

	December 31, 2014	December 31, 2013
Description	Common stock	Common stock	Preferred stock
Number of shares outstanding	236,612,530	170,000,000	66,612,530
Number of treasury stocks	(16,716,566)	(16,729,970)	(935)
Number of dividend shares	219,895,964	153,270,030	66,611,595
Par value (unit: Korean won)	5,000	5,000	5,000
Payout ratio	1%	0%	8%
Scheduled dividends (Korean won in thousands)	10,994,798	—	27,710,424
Dividends per share (unit: Korean won)	50	—	416
Ending price (unit: Korean won)	6,920	5,850	5,840
Dividend yield	0.72%	0.00%	7.12%

30.	ELEMENTS OF OTHER SHAREHOLDERS’ EQUITY:

(1)	Details of elements of other shareholders’ equity as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Gain on valuation of financial assets AFS	~~W~~	126,135,538	~~W~~	80,597,226
Share of associates’ other changes in net assets		(25,627)		47,430
Revaluation surplus		35,561,353		67,725,188
Remeasurements of the net defined benefit liability		(26,390,126)		(26,559,576)
Accumulated foreign exchange differences		(5,704,569)		(9,977,808)
Gain on valuation of derivative instruments for net investment in a foreign operation hedge		66,914		—

	~~W~~	129,643,483	~~W~~	111,832,460

(2)	Changes in gain or loss on valuation of financial assets available for sale for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Beginning balance	~~W~~	80,597,226	~~W~~	103,709,214
Loss on valuation of financial assets AFS		35,269,652		(53,353,081)
Tax effect of loss on valuation		(8,436,595)		12,911,446
Disposal or impairment of financial assets AFS		24,598,039		23,229,435
Tax effect of disposal or impairment		(5,893,678)		(5,621,524)
Changes of gain or loss on valuation of AFS held by subsidiaries		894		(278,264)

Ending balance	~~W~~	126,135,538	~~W~~	80,597,226

(3)	Changes in the Group’s share of associates’ other changes in net assets for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Beginning balance	~~W~~	47,430	~~W~~	(94,206)
Changes of other comprehensive gain or loss of associates		(186,856)		186,855
Tax effect on changes of other comprehensive gain or loss of associates		45,219		(45,219)
Other		68,580		—
Income tax expense on reclassification of gain or loss		—		—

Ending balance	~~W~~	(25,627)	~~W~~	47,430

(4)	Changes in gain on revaluation reserves on tangible assets for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Beginning balance	~~W~~	67,725,188	~~W~~	67,725,188
Gain on revaluation of tangible assets		(740,488)		—
Tax effect		179,198		—
Transfer to retained earnings due to the disposal of tangible assets		(31,602,545)		—

Ending balance	~~W~~	35,561,353	~~W~~	67,725,188

(5)	Changes in remeasurements of the net defined benefit liability for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Beginning balance	~~W~~	(26,559,576)	~~W~~	(25,197,023)
Changes due to valuation		250,319		(1,728,601)
Tax effect		(80,869)		366,048

Ending balance	~~W~~	(26,390,126)	~~W~~	(26,559,576)

(6)	Changes in accumulated foreign exchange differences for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Beginning balance	~~W~~	(9,977,808)	~~W~~	1,687,401
Loss on foreign operations translation		4,279,570		(11,851,135)
Tax effect		(6,331)		185,926
Reclassification of gain due to disposal of foreign operation		—		—

Ending balance	~~W~~	(5,704,569)	~~W~~	(9,977,808)

Foreign exchange differences arising from translation of the results and net assets of the Group’s foreign operation to the Group’s presentation currency (KRW) are directly recognized as other comprehensive income (loss) and accumulated as gain (loss) on foreign operation translation. Accumulated as gain (loss) on foreign operation translation that was accumulated in the past in relation to net assets translation of foreign operations is reclassified as gain or loss at the time of disposal of foreign operations.

(7)	Changes in gain or loss on valuation of derivative instruments for net investment in a foreign operation hedge for the year ended December 31, 2014, are as follows:

	Korean won (In thousands)
	December 31, 2014
Beginning balance	~~W~~	—
Gain on net investment in a foreign operation hedge		88,277
Tax effect		(21,363)

Ending balance	~~W~~	66,914

31.	FEES AND COMMISSIONS INCOME AND EXPENSE:

(1)	Fees and commissions income for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Brokerage commissions	~~W~~	210,183,216	~~W~~	159,082,050
Underwriting commissions		10,063,573		12,079,387
Underwriting commissions on debentures		16,000		1,000
Brokerage commissions on collective investment securities		10,950,897		8,385,181
Management fees on asset management		7,315,607		8,537,131
Commissions on merger and acquisition		22,461,018		8,653,761
Trust fees		6,026,083		6,437,049
Operating fees		8,430,251		7,314,404
Others		38,942,886		32,879,848

	~~W~~	314,389,531	~~W~~	243,369,811

(2)	Fees and commissions expense for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Trading commissions	~~W~~	15,181,863	~~W~~	9,530,660
Advisory fees		1,287,919		962,628
Investment management delegation fees		1,580,645		1,330,455
Transfer fees		206		1,273
Others		28,632,965		30,881,380

	~~W~~	46,683,598	~~W~~	42,706,396

32.	GAIN AND LOSS ON VALUATION AND DISPOSAL OF FINANCIAL INSTRUMENTS:

(1)	Gain on valuation and disposal of financial instruments for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Gain on valuation and disposal of financial instruments designated as at FVTPL:
Gain on valuation and disposal of derivatives-combined securities	~~W~~	28,305,663	~~W~~	27,612,350
Gain on valuation and redemption of derivatives-combined securities sold		188,771,047		104,124,798
Gain on valuation and disposal of other OTC derivatives		3,058,463		2,353,971
Gain on valuation and redemption of other OTC derivatives sold		5,710,969		3,459,245
Gain on valuation and disposal of loans		1,999,450		629,025
Gain on valuation and redemption of exchange-traded securities		1,732		—

Subtotal		227,847,324		138,179,389

Gain on valuation and sales of securities:
Gain on sales of trading securities		143,887,499		95,114,605
Gain on valuation of trading securities		77,681,434		34,753,404
Gain on sales of securities AFS		21,817,274		12,829,110
Gain on valuation of trading securities sold		17,249,895		1,760,091

Subtotal		260,636,102		144,457,210

Total	~~W~~	488,483,426	~~W~~	282,636,599

(2)	Loss on valuation and disposal of financial instruments for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Loss on valuation and disposal of financial instruments designated as at FVTPL:
Loss on valuation and disposal of derivatives-combined securities	~~W~~	19,118,502	~~W~~	13,104,508
Loss on valuation and redemption of derivatives-combined securities sold		372,160,672		279,749,117
Loss on valuation and disposal of other OTC derivatives		1,261,631		939,766
Loss on valuation and redemption of other OTC derivatives sold		29,208,289		6,652,241
Loss on valuation and disposal of loans		—		38,250
Loss on valuation and disposal of securities in foreign currency		—		5,344,900
Loss on valuation and disposal of stocks		127,116		—
Loss on valuation and redemption of exchange-traded securities		136		—

Subtotal		421,876,346		305,828,782

Loss on valuation and sales of securities:
Loss on sales of trading securities		140,839,663		135,621,586
Loss on valuation of trading securities		26,052,171		55,040,025
Loss on sales of securities AFS		2,486,704		4,926,783
Impairment loss on securities AFS		32,272,609		25,070,460
Loss on valuation of trading securities sold		5,455,191		5,426,541
Loss on disposal of HTM investments		—		7

Subtotal		207,106,338		226,085,402

Total	~~W~~	628,982,684	~~W~~	531,914,184

33.	GAIN AND LOSS ON VALUATION AND TRANSACTION OF DERIVATIVES:

(1)	Gain on valuation and transaction of derivatives for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Gain on derivatives transactions (arbitrage):
Gain on sale of futures	~~W~~	116,958,890	~~W~~	115,692,256
Gain on settlement of futures		8,463,779		4,130,154
Gain on sale of options		49,073,440		25,239,500
Gain on valuation of options		364,988		781,516
Gain on sale of equity-linked warrant assets		14,097		9,924
Gain on valuation of equity-linked warrant assets		—		2,373,398
Gain on redemption of equity-linked warrant assets		13,377,623		11,845,056
Gain on valuation of equity-linked warrant liabilities		1,988,912		1,374,065
Gain on redemption of equity-linked warrant liabilities		19,197,703		21,087,575
Gain on valuation of other derivatives		—		—
Gain on other derivatives transactions		50,719		177,044

Subtotal		209,490,151		182,710,488

Gain on OTC derivatives transactions (arbitrage):
Gain on sale of OTC derivatives		348,738,135		250,376,364
Gain on valuation of OTC derivatives		344,852,213		293,546,719
Gain on redemption of OTC derivatives		28,245,024		8,101,537
Day 1 profit of OTC derivatives		26,958,313		20,334,168
Gain on settlement of OTC derivatives		12,423,457		—

Subtotal		761,217,142		572,358,788

Gain on OTC derivatives (hedge):
Gain on valuation of OTC derivatives		10,268,460		5,236,612

Total	~~W~~	980,975,753	~~W~~	760,305,888

(2)	Loss on valuation and transaction of derivatives for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Loss on derivatives transactions (arbitrage):
Loss on sale of futures	~~W~~	119,246,785	~~W~~	82,651,971
Loss on settlement of futures		6,082,429		4,824,970
Loss on sale of options		47,004,450		21,430,429
Loss on valuation of options		269,531		2,560,181
Loss on sale of equity-linked warrant assets		12,429,004		10,767,687
Loss on valuation of equity-linked warrant assets		—		594,243
Loss on redemption of equity-linked warrant assets		1,105,103		2,280,627
Loss on valuation of equity-linked warrant liabilities		433,157		1,353,819
Loss on redemption of equity-linked warrant liabilities		13,542,251		20,087,572
Loss on valuation of other derivatives		1,142		—
Loss on other derivatives transactions		24,914		76,798

Subtotal		200,138,766		146,628,297

Loss on OTC derivatives transactions (arbitrage):
Loss on sale of OTC derivatives		243,161,171		213,281,112
Loss on valuation of OTC derivatives		349,159,983		189,713,606
Loss on redemption of OTC derivatives		14,962,668		14,008,134
Day 1 loss of OTC derivatives		74,656,804		55,208,926
Loss on settlement of OTC derivatives		16,209,644		—

Subtotal		698,150,270		472,211,778

Total	~~W~~	898,289,036	~~W~~	618,840,075

34.	INTEREST INCOME AND EXPENSE:

(1)	Details of interest income for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Interest on financial assets designated as at FVTPL	~~W~~	165,243	~~W~~	135,558
Interest on broker’s loans		82,854,218		56,794,946
Interest on loans purchased		15,830,146		15,391,663
Interest on loans		134,476,551		89,172,505
Interest on bonds		291,956,157		278,385,013
Interest on commercial papers		21,165,956		17,299,448
Interest on deposits with KSFC		2,226,077		1,244,401
Interest on certificates of deposit		6,596		1,655
Interest on deposits		2,682,828		1,930,273
Interest on call loans		788,509		130,363
Interest on securities purchased under reverse repurchase agreements		1,116,425		1,652,823
Interest on deposits		49,790,987		20,066,070
Interest on receivables		868,109		1,042,807
Others		3,752,778		8,834,516

	~~W~~	607,680,580	~~W~~	492,082,041

(2)	Details of interest expense for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Interest on borrowings	~~W~~	21,380,665	~~W~~	10,880,021
Interest on proceeds from customers’ short sale		1,002,875		503,725
Interest on customers’ deposits		15,274,416		10,994,472
Interest on securities sold under reverse resale agreements		119,980,456		121,525,130
Loss on transaction of certificates of deposit		574		—
Interest on call money		9,466,028		12,973,341
Interest on debentures		17,167,070		16,569,019
Interest on short-term notes issued		2,777,751		5,673,251
Interest on asset-backed short-term bonds		6,928,026		143,561
Others		55,795,275		33,433,124

	~~W~~	249,773,136	~~W~~	212,695,644

35.	GAIN AND LOSS ON VALUATION AND DISPOSAL OF LOANS AND RECEIVABLES:

(1)	Details of gain on valuation and disposal of loans and receivables for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Gain on sales of loans and receivables	~~W~~	16,001,975	~~W~~	3,631,308
Reversal of the provisions for credit losses on loans and receivables		49,020,224		—

	~~W~~	65,022,199	~~W~~	3,631,308

(2)	Details of loss on valuation and disposal of loans and receivables for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Loss on sales of loans and receivables	~~W~~	94,545,127	~~W~~	10,207,346
Bad debt expense		7,515,983		35,740,849

	~~W~~	102,061,110	~~W~~	45,948,195

36.	GAIN AND LOSS ON FOREIGN CURRENCY TRANSACTION:

(1)	Gain on transaction of foreign exchanges for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Gain on foreign currency transaction	~~W~~	51,173,325	~~W~~	29,120,598
Gain on foreign exchange translation		75,498,860		514,219

	~~W~~	126,672,185	~~W~~	29,634,817

(2)	Loss on transaction of foreign exchanges for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Loss on foreign currency transactions	~~W~~	80,987,004	~~W~~	30,536,853
Loss on foreign exchange translation		10,557,609		21,067,874

	~~W~~	91,544,613	~~W~~	51,604,727

37.	OTHER OPERATING INCOME AND EXPENSES:

(1)	Other operating income for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (in thousands)
Description	December 31, 2014		December 31, 2013
Dividend income	~~W~~	10,760,061	~~W~~	3,927,447
Distribution income		17,692,556		5,997,969
Other reversal of bad debt expenses		331,534		17,625
Profits of operating lease		20,154,340		5,951,720
Others		18,345,879		12,968,437

	~~W~~	67,284,370	~~W~~	28,863,198

(2)	Other operating expenses for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (in thousands)
Description	December 31, 2014		December 31, 2013
Other debt expenses	~~W~~	3,879,152	~~W~~	—
Reserved provided		162,911		—
Expenses of operating lease		5,449,782		6,539,213
Others		13,603,539		17,076,958

	~~W~~	23,095,384	~~W~~	23,616,171

38.	PAYROLL:

Expenses related to payroll for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Short-term salaries	~~W~~	216,300,879	~~W~~	151,042,044
Long-term salaries		4,901,146		—
Severance benefits		20,908,618		16,025,270
Retirement bonus		55,681,001		22,319,706
Employ benefits		63,741,018		44,826,077

	~~W~~	361,532,662	~~W~~	234,213,097

39.	OTHER GENERAL AND ADMINISTRATIVE EXPENSES:

(1)	Selling expenses for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Advertising expenses	~~W~~	37,200,450	~~W~~	29,200,533
Sales promotion expenses		1,658,032		879,600

	~~W~~	38,858,482	~~W~~	30,080,133

(2)	Other administrative expenses for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Computer system operation expenses	~~W~~	15,350,718	~~W~~	10,614,983
Rent		21,547,227		15,434,295
Commission		38,855,354		27,808,361
Entertainment expenses		8,405,499		6,045,873
Depreciation		19,756,158		10,944,719
Research and development		517,953		963,488
Training expenses		2,619,155		2,303,798
Amortization expenses of intangible assets		9,305,282		6,956,043
Taxes and dues		18,828,311		13,288,447
Consignment fee		1,086,502		613,821
Others		33,723,785		27,681,978

	~~W~~	169,995,944	~~W~~	122,655,806

40.	EXPENSES BY NATURE:

The Group’s expenses by nature for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Salaries	~~W~~	361,532,662	~~W~~	234,213,097
Depreciation		19,756,158		10,944,719
Amortization expenses of intangible assets		9,305,282		6,956,043
Commission		38,855,354		27,808,361
Taxes and dues		18,828,311		13,288,447
Others		122,109,321		93,738,369

	~~W~~	570,387,088	~~W~~	386,949,036

41.	NON-OPERATING INCOME:

Non-operating income for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Gain on disposal of property and equipment	~~W~~	15,610,062	~~W~~	18,761,965
Gain on disposal of investment properties		6,480,468		12,044,189
Rent		7,332,094		5,320,496
Gain on equity-method valuation		194,485		—
Gain on disposal of investments in subsidiaries		614,550		67,893
Reversal of impairment loss on intangible assets		506,000		—
Gain on disposal of investments in associates		—		—
Others		4,628,184		4,169,473

	~~W~~	35,365,843	~~W~~	40,364,016

42.	NON-OPERATING EXPENSES:

Non-operating expenses for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Loss on disposal of property and equipment	~~W~~	783,429	~~W~~	225,962
Loss on disposal of investment property		362,412		353,159
Loss on equity-method valuation		—		11,438
Loss on disposal of investments in subsidiaries		700,893		—
Donation		545,642		264,279
Impairment loss on intangible assets		5,988,991		2,371,512
Others		10,513,127		26,008,555

	~~W~~	18,894,494	~~W~~	29,234,905

43.	INCOME TAX EXPENSE AND DEFERRED TAXES:

(1)	Details of the Group’s income tax expense (revenue) for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2014		December 31, 2013
Current income tax:
Current tax expense	~~W~~	52,260,008	~~W~~	34,987,702
Adjustments recognized in the period for current tax of prior periods		2,608,691		(31,435)
Deferred income tax:
Origination or reversal of temporary differences		(21,878,523)		(62,486,158)
Benefits from a previously unrecognized tax loss, tax credit or temporary difference of prior periods		—		—
Deferred income tax due to tax loss		—		—
Deferred income tax directly reflected to equity:
Gain (loss) on valuation of financial assets AFS		(14,330,273)		7,289,922
Changes in equity arising from application of the equity method		45,219		(45,219)
Changes in gain on revaluation reserves on tangible assets		—		—
Remeasurement of the net defined benefit liability		(80,869)		366,048
Asset revaluation surplus		179,198		—
Foreign operation translation credit		(6,331)		185,926
Gain (loss) on net investment in a foreign operation hedge		(21,363)		—

Income tax expense (revenue)	~~W~~	18,775,757	~~W~~	(19,733,214)

(2)	Tax reconciliation items between pretax accounting loss and income tax expense (revenue) for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Loss before income tax (A)	~~W~~	56,162,744	~~W~~	(62,621,655)
Products of accounting loss multiplied by the applicable tax rate		13,591,384		(15,154,441)
Reconciliation:
Non-deductible expense		4,849,677		1,210,096
Non-taxable income		(151,952)		(82,029)
Benefits from a previously unrecognized tax loss, tax credit or temporary difference of prior periods		—		—
Tax credit		(158,867)		(291,316)
Adjustments recognized in the period for current tax of prior periods		2,608,691		(31,435)
Others (*)		(4,510,561)		(5,384,089)

Income tax expense (revenue) (B)	~~W~~	18,775,757	~~W~~	(19,733,214)

Effective income tax rates (B/A)		33.43%		31.51%

(*)	Others include effects arising from differences in tax rates and unrecognized deferred income tax assets, etc.

(3)	The table below shows total amount of deferred tax assets (liabilities) for the year ended December 31, 2014, and for the nine months period ended December 31, 2013:

December 31, 2014

	Korean won (In thousands)
Description	Beginning balance		Current profit or loss		Other comprehensive income or loss		Others		Ending balance
Allowance for doubtful accounts	~~W~~	121,000	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	121,000
Commission expenses		2,456,750		2,757,363		—		—		5,214,113
Financial assets AFS		11,809,154		(995,246)		(14,330,273)		—		(3,516,365)
Accrued severance benefits		6,977,889		2,730,418		(80,869)		—		9,627,438
Other long-term employee benefits		—		1,186,077		—		—		1,186,077
Financial assets at FVTPL		(4,560,054)		(1,683,319)		—		—		(6,243,373)
Financial liabilities at FVTPL		31,910,865		(18,140,443)		—		—		13,770,422
Accrued expenses		3,267,095		4,133,107		—		—		7,400,202
Dividends (specific overseas company)		4,793,737		—		—		—		4,793,737
Accrued income		(12,015,101)		1,448,272		—		—		(10,566,829)
Properties		(21,330,545)		—		179,198		10,089,467		(11,061,880)
Provision for asset retirement obligation		441,585		(57,133)		—		—		384,452
Investments in associates and subsidiaries		15,064,471		4,545,135		—		—		19,609,606
Derivatives		(24,149,983)		17,234,439		—		—		(6,915,544)
Loans		(1,015,364)		963,518		—		—		(51,846)
Convertible preferred stock		8,818,733		(8,818,733)		—		—		—
Intangible assets		(1,848,828)		535,367		—		—		(1,313,461)
Plan assets		(1,997,428)		340,756		—		—		(1,656,672)
Advance depreciation provision		(4,102,165)		444,347		—		—		(3,657,818)
Interest related to loan for construction		(103,267)		3,428		—		—		(99,839)
Prepaid expenses		(11,472,990)		7,859,351		—		—		(3,613,639)
Others		5,286,774		7,420,605		—		—		12,707,379

Total		8,352,328		21,907,309		(14,231,944)		10,089,467		26,117,160
Unrecognized deferred tax assets (liabilities) (*2)		12,458,283		(5,075,894)		—		—		7,382,389
Deferred tax assets (liabilities), net (*1)		(4,105,955)		26,983,203		(14,231,944)		10,089,467		18,734,771
Deferred tax assets of subsidiaries (*3)		—		—		—		—		—
Deferred tax liabilities of subsidiaries		(10,519)		25		—		—		(10,494)
Changes in deferred incomes tax liabilities due to adjustment of consolidation		(10,248)		(979,753)		17,525		—		(972,476)

Deferred tax assets of the Group		—		23,468,631		(14,214,419)		10,089,467		19,343,679
Deferred tax liabilities of the Group		(4,126,722)		2,534,844		—		—		(1,591,878)

December 31, 2013

	Korean won (In thousands)
Description	Beginning balance		Current profit or loss		Other comprehensive income or loss		Others		Ending balance
Allowance for doubtful accounts	~~W~~	—	~~W~~	121,000	~~W~~	—	~~W~~	—	~~W~~	121,000
Commission expenses		2,359,239		97,511		—		—		2,456,750
Financial assets AFS		(117,812)		4,637,044		7,289,922		—		11,809,154
Accrued severance benefits		3,417,316		3,194,525		366,048		—		6,977,889
Financial assets at FVTPL		(25,841,987)		21,281,933		—		—		(4,560,054)
Financial liabilities at FVTPL		23,312,590		8,598,275		—		—		31,910,865
Accrued expenses		3,285,407		(18,312)		—		—		3,267,095
Dividends (specific overseas company)		4,793,737		—		—		—		4,793,737
Accrued income		(14,152,710)		2,137,609		—		—		(12,015,101)
Properties		(20,972,581)		(357,964)		—		—		(21,330,545)
Provision for asset retirement obligation		175,170		266,415		—		—		441,585
Investments in associates and subsidiaries		15,280,676		(216,205)		—		—		15,064,471
Derivatives		(8,405,920)		(15,744,063)		—		—		(24,149,983)
Loans		(374,907)		(640,457)		—		—		(1,015,364)
Convertible preferred stock		17,462,076		(8,643,343)		—		—		8,818,733
Intangible assets		(1,520,553)		(328,275)		—		—		(1,848,828)
Deficit carried over		20,512,152		(20,512,152)		—		—		—
Plan assets		(1,957,822)		(39,606)		—		—		(1,997,428)
Advance depreciation provision		(4,109,822)		7,657		—		—		(4,102,165)
Interest related to loan for construction		(106,407)		3,140		—		—		(103,267)
Prepaid expenses		(16,907,564)		5,434,574		—		—		(11,472,990)
Others		(39,064,310)		44,351,084		—		—		5,286,774

Total		(42,934,032)		43,630,390		7,655,970		—		8,352,328
Unrecognized deferred tax assets (liabilities) (*2)		21,321,881		(8,863,598)		—		—		12,458,283
Deferred tax assets (liabilities), net (*1)		(64,255,913)		52,493,988		7,655,970		—		(4,105,955)
Deferred tax assets of subsidiaries (*3)		18,492		(18,492)		—		—		—
Deferred tax liabilities of subsidiaries		(436,079)		425,560		—		—		(10,519)
Changes in deferred incomes tax liabilities due to adjustment of consolidation		(1,939,380)		1,788,425		140,707		—		(10,248)

Deferred tax assets of the Group		18,492		(18,492)		—		—		—
Deferred tax liabilities of the Group		(66,631,372)		54,707,973		7,796,677		—		(4,126,722)

(*1)	The income tax rates used in computing deferred tax assets (liabilities) are the expected margin tax rate, which is applicable to the forecasted period when the temporary differences are reversed.

(*2)	Deductible temporary differences, which were not recognized due to uncertainty of their realization, as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Commission (local subsidiary)	~~W~~	7,255,098	~~W~~	7,080,903
Dividends (specific overseas company)		19,808,831		19,808,831
Investments in subsidiaries		1,531,212		(6,910,381)
Convertible preferred stock (accrued dividends)		—		31,501,154
Others		1,910,597		—

	~~W~~	30,505,738	~~W~~	51,480,507

(*3)	As of December 31, 2014 and 2013, the Group does not recognize deferred tax assets arising from deductible temporary differences, tax loss and tax credit carried over beyond the amount of taxable temporary differences of Hyundai Savings Bank and Hyundai Asset Management Co., Ltd.

(4)	Income taxes directly reflected to other comprehensive income (loss) for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Recognized in other comprehensive income (loss):
Gain (loss) on valuation of AFS securities	~~W~~	(8,436,595)	~~W~~	12,911,446
Changes in equity arising from application of the equity method		45,219		(45,219)
Gain on revaluation of property		179,198		—
Remeasurement of the net defined benefit liability		(80,869)		366,048
Overseas operation translation credit		(6,331)		185,926
Gain (loss) on net investment in a foreign operation hedge		(21,363)		—
Reclassified to profit or loss:
Gain (loss) on valuation of AFS securities		(5,893,678)		(5,621,524)
Changes in equity arising from application of the equity method		—		—

	~~W~~	(14,214,419)	~~W~~	7,796,677

44.	BASIC AND DILUTED INCOME (LOSS) PER SHARE:

(1)	Ordinary net income (loss) per share for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won
Description	December 31, 2014		December 31, 2013
Ordinary net income (loss) per share	~~W~~	129	~~W~~	(461)

(2)	Net income (loss) attributable to common shares and weighted-average number of common shares outstanding for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are calculated as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Net income (loss) attributable to the controlling equity	~~W~~	37,386,987	~~W~~	(42,888,441)
Dividend on preferred stock		(9,059,162)		(27,710,424)

Net income (loss) attributable to common shares	~~W~~	28,327,825	~~W~~	(70,598,865)

Weighted-average number of common shares outstanding		219,896,660 shares		153,284,130 shares

(3)	The Group did not calculate the diluted income (loss) per share since the potential common shares that the Group issued do not have a dilution effect as of December 31, 2014 and 2013.

45.	FINANCIAL INSTRUMENTS:

(1)	Capital risk management

Main purpose of the capital risk management of the Group is to maximize the short-/long-term shareholder value and optimize the use of capital while maintaining the financial quality.

The Group is managing capital risk by estimating net capital ratio in accordance with ‘Capital Market and Financial Investment Business Act.’

Net capital ratio is the rate of net capital of total amount of risk (net capital/total amount of risk x 100) and it is calculated based on the amount of the consolidated financial statements.

Net capital is calculated by subtracting deduction items from the current financial investment firm’s net assets amount (assets—liabilities), then adding inclusion items. Deduction items refer to property, premises and equipment that are difficult to liquidate assets in the consolidated financial statements. Inclusion items include accounts appropriate as liabilities in the consolidated financial statements without practical debt obligation, internal reserve hedge against future losses, redemption in kind and items function as supplementary capital.

Total amount of risk is the quantified possible loss amounts that the financial investment firms will face managing its business. Total amount of risk is including all possible losses from operations of business, such as quantified amounts of market risks by possible losses due to fluctuation of stock price, interest and exchange rates of the securities that the investment firms held, possible losses that may occur due to non-fulfillment of a contract by the counterparties and possible losses due to accidents, errors or illegal conduct or other deteriorated business situation.

According to the Financial Investment Act, the regulation requires that net capital ratio must be maintained above 150% for the appropriation of the capital and it is required for the management to improve if the financial investment firm does not meet the regulation for the net capital ratio. The Group maintains 400.22 % of net capital ratio, which is exceeding the standard of the regulation.

(2)	Major accounting policies and methods (recognition and measurement standard, including recognition criteria for gain and loss) adopted for each category of financial assets, liabilities and net assets are disclosed specifically in Note 2.

(3)	Details of financial assets and liabilities as of December 31, 2014 and 2013, are as follows:

Financial assets as of December 31, 2014

	Korean won (In thousands)
	FVTPL				Loans and receivables		Financial assets AFS		HTM investments		Derivative assets (hedge)
Description	Trading		Designated as at FVTPL
Cash and deposits	~~W~~	—	~~W~~	—	~~W~~	2,566,221,384	~~W~~	—	~~W~~	—	~~W~~	—
Financial assets at FVTPL:
Financial asset designated as at FVTPL		—		1,057,026,799		—		—		—		—
Held-for-trading financial assets		10,681,675,177		—		—		—		—		—
Derivatives (arbitrage)		381,912,883		—		—		—		—		—
Financial assets AFS		—		—		—		1,466,481,761		—		—
HTM investments		—		—		—		—		17,919,811		—
Derivatives (hedge)		—		—		—		—		—		15,383,068
Loans		—		—		3,000,357,906		—		—		—
Other financial assets		—		—		629,421,975		—		—		—

	~~W~~	11,063,588,060	~~W~~	1,057,026,799	~~W~~	6,196,001,265	~~W~~	1,466,481,761	~~W~~	17,919,811	~~W~~	15,383,068

Financial liabilities as of December 31, 2014

	Korean won (In thousands)
	FVTPL				Financial liabilities measured at amortized costs		Derivative liabilities (hedge)
Description	Trading		Designated as at FVTPL
Financial liabilities at FVTPL:
Financial liabilities designated as at FVTPL	~~W~~	—	~~W~~	6,253,570,328	~~W~~	—	~~W~~	—
Securities sold		269,102,194		—		—		—
Derivatives (arbitrage)		489,215,028		—		—		—
Deposits due to customers		—		—		2,109,785,704		—
Borrowings		—		—		8,185,881,972		—
Other financial liabilities		—		—		548,809,721		—

	~~W~~	758,317,222	~~W~~	6,253,570,328	~~W~~	10,844,477,397	~~W~~	—

Financial assets as of December 31, 2013

	Korean won (In thousands)
	FVTPL				Loans and receivables		Financial assets AFS		HTM investments		Derivative assets (hedge)
Description	Trading		Designated as at FVTPL
Cash and deposits	~~W~~	—	~~W~~	—	~~W~~	1,588,633,927	~~W~~	—	~~W~~	—	~~W~~	—
Financial assets at FVTPL:
Financial asset designated as at FVTPL		—		389,478,777		—		—		—		—
Held-for-trading financial assets		11,348,288,134		—		—		—		—		—
Derivatives (arbitrage)		295,908,868		—		—		—		—		—
Financial assets AFS		—		—		—		1,405,660,028		—		—
HTM investments		—		—		—		—		8,239,127		—
Derivatives (hedge)		—		—		—		—		—		5,236,612
Loans		—		—		2,530,560,945		—		—		—
Other financial assets		—		—		570,557,819		—		—		—

	~~W~~	11,644,197,002	~~W~~	389,478,777	~~W~~	4,689,752,691	~~W~~	1,405,660,028	~~W~~	8,239,127	~~W~~	5,236,612

Financial liabilities as of December 31, 2013

	Korean won (In thousands)
	FVTPL				Financial liabilities measured at amortized costs		Derivative liabilities (hedge)
Description	Trading		Designated as at FVTPL
Financial liabilities at FVTPL:
Financial liabilities designated as at FVTPL	~~W~~	—	~~W~~	4,371,003,782	~~W~~	—	~~W~~	—
Securities sold		442,997,200		—		—		—
Derivatives (arbitrage)		267,616,971		—		—		—
Deposits due to customers		—		—		2,076,404,141		—
Borrowings		—		—		8,350,092,403		—
Other financial liabilities		—		—		399,751,046		—

	~~W~~	710,614,171	~~W~~	4,371,003,782	~~W~~	10,826,247,590	~~W~~	—

(4)	Profit or loss by categories of financial instruments for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

December 31, 2014

	Korean won (in thousands)
Description	Dividend/ distribution income		Interest income (expense)		Gain on valuation		Loss on valuation		Gain on sale/ disposal		Loss on sale/ disposal
FINANCIAL ASSETS
Cash and deposits	~~W~~	—	~~W~~	54,705,914	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
FVTPL:
Financial asset designated as at FVTPL		—		165,243		15,479,154		(17,354,463)		17,884,422		(3,152,786)
Held-for-trading financial assets		6,989,018		295,096,209		77,681,434		(26,052,171)		143,887,499		(140,839,663)
AFS financial assets (*)		21,463,599		18,001,282		—		(32,272,609)		21,817,274		(2,486,704)
Held-to-maturity investments		—		534,149		—		—		—		—
Loans		—		235,065,849		49,020,224		(7,515,983)		16,001,975		(94,545,127)
Other financial assets		—		4,111,360		331,533		(3,879,152)		—		—

Subtotal		28,452,617		607,680,006		142,512,345		(87,074,378)		199,591,170		(241,024,280)

FINANCIAL LIABILITIES
FVTPL:
Financial liabilities designated as at FVTPL		—		—		181,482,915		(149,527,380)		13,000,833		(251,841,717)
Securities sold		—		—		17,249,895		(5,455,191)		—		—
Deposits due to customer		—		(42,553,165)		—		—		—		—
Borrowings		—		(191,393,709)		—		—		—		—
Other financial liabilities		—		(15,825,688)		—		—		—		—

Subtotal		—		(249,772,562)		198,732,810		(154,982,571)		13,000,833		(251,841,717)
Derivatives (arbitrage)		—		—		391,913,721		(445,911,392)		578,705,295		(452,377,644)
Derivatives (hedge)(*)		—		—		10,356,737		—		—		—

Total	~~W~~	28,452,617	~~W~~	357,907,444	~~W~~	743,515,613	~~W~~	(687,968,341)	~~W~~	791,297,298	~~W~~	(945,243,641)

December 31, 2013

	Korean won (in thousands)
Description	Dividend/ distribution income		Interest income (expense)		Gain on valuation		Loss on valuation		Gain on sale/ disposal		Loss on sale/ disposal
FINANCIAL ASSETS
Cash and deposits	~~W~~	—	~~W~~	23,242,398	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
FVTPL:
Financial asset designated as at FVTPL		—		135,558		16,282,838		(12,270,628)		14,312,508		(7,156,797)
Held-for-trading financial assets		4,925,501		276,122,865		34,753,404		(55,040,025)		95,114,604		(135,621,586)
AFS financial assets (*)		4,999,915		19,561,596		—		(25,070,460)		12,829,110		(4,926,783)
Held-to-maturity investments		—		377,039		—		—		—		(7)
Loans		—		163,142,300		—		(35,740,849)		3,631,308		(10,207,346)
Other financial assets		—		9,500,285		17,625		—		—		—

Subtotal		9,925,416		492,082,041		51,053,867		(128,121,962)		125,887,530		(157,912,519)

FINANCIAL LIABILITIES
FVTPL:
Financial liabilities designated as at FVTPL		—		—		100,038,125		(141,130,615)		7,545,919		(145,270,743)
Securities sold		—		—		1,760,091		(5,426,541)		—		—
Deposits due to customer		—		(26,155,366)		—		—		—		—
Borrowings		—		(157,948,782)		—		—		—		—
Other financial liabilities		—		(28,591,496)		—		—		—		—

Subtotal		—		(212,695,644)		101,798,216		(146,557,156)		7,545,919		(145,270,743)
Derivatives (arbitrage)		—		—		321,791,124		(254,142,768)		433,278,153		(364,697,307)
Derivatives (hedge) (*)		—		—		5,236,612		—		—		—

Total	~~W~~	9,925,416	~~W~~	279,386,397	~~W~~	479,879,819	~~W~~	(528,821,886)	~~W~~	566,711,602	~~W~~	(667,880,569)

(*)	Details of net profit or loss which was recognized as other comprehensive income (loss) of AFS financial assets and derivatives (hedge) are described in Note 30.

(5)	Details of credit risk of financial liabilities designated as at FVTPL as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Maximum exposure to credit risk	~~W~~	6,204,145,228	~~W~~	4,320,941,831
Changes in fair value for credit risk adjustments		(7,283,292)		(9,259,918)
Accumulated changes in fair value for credit risk adjustments		27,205,916		16,258,865

(6)	The credit quality of debt securities by rating grade as of December 31, 2014 and 2013, is as follows:

December 31, 2014

	Korean won (In thousands)
	Financial asset designated as at FVTPL		Held-for-trading financial assets		AFS financial assets		HTM investments		Total
AAA	~~W~~	—	~~W~~	3,591,028,066	~~W~~	523,802,054	~~W~~	17,919,811	~~W~~	4,132,749,931
AA–BBB-		—		3,095,402,103		267,845,857		—		3,363,247,960
BB–CCC		—		—		—		—		—
No rating		5,276,200		103,908		45,548,002		—		50,928,110
Unclassification (*)		—		2,061,686,225		61,510,898		—		2,123,197,123

	~~W~~	5,276,200,750	~~W~~	8,748,220,302	~~W~~	898,706,811	~~W~~	17,919,811	~~W~~	9,670,123,124

December 31, 2013

	Korean won (In thousands)
	Financial asset designated as at FVTPL		Held-for-trading financial assets		AFS financial assets		HTM investments		Total
AAA	~~W~~	—	~~W~~	4,725,027,696	~~W~~	392,939,933	~~W~~	8,239,127	~~W~~	5,126,206,756
AA–BBB-		—		3,145,526,145		85,001,956		—		3,230,528,101
BB–CCC		—		233,088		—		—		233,088
No rating		2,681,750		1,687,388		123,623,242		—		127,992,380
Unclassification (*)		—		1,849,255,565		177,437,990		—		2,026,693,555

	~~W~~	2,681,750,750	~~W~~	9,721,729,882	~~W~~	779,003,121	~~W~~	8,239,127	~~W~~	10,511,653,880

(*)	Including part of debt securities, such as government bonds and local government bonds, of which rating grade is unavailable.

(7)	The industrial distribution of credit quality of debt securities as of December 31, 2014 and 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Financial assets designated as at FVTPL:
Others	~~W~~	5,276,200	~~W~~	2,681,750
Held-for-trading financial assets:
Government		3,352,640,455		4,289,375,771
Finance		3,785,953,611		3,488,488,672
Others		1,609,626,236		1,943,865,439
AFS financial assets:
Government		336,428,903		464,654,707
Finance		470,600,185		270,048,528
Others		91,677,723		44,299,886
HTM securities:
Government		7,919,811		8,239,127
Others		10,000,000		—

	~~W~~	9,670,123,124	~~W~~	10,511,653,880

(8)	Risk management

1)	Purpose of risk management

Risk Management Committee of the Group manages the business, organizes the access to financial markets in domestic and foreign market and risk analysis of the scope and scale of risk through internal risk reports to monitor and manage financial risk relating to the management of the Group. These risks mentioned above include market risks (currency, fair value and price risk), credit risk, liquidity risk and cash flow interest rate risk.

The Group takes approach to minimize the effect of risk by using derivative instruments for hedge purpose. The usage of the derivative instruments is decided by the Group’s policy approved by the board of directors and it provides stipulated principles regarding usage of exchange risk, interest rate risk, credit risk, financial and non-financial derivatives and the investment in excess liquidity. Internal auditors continuously review the limit of risk exposure and the compliance with policy. The Group does not trade or contract financial instruments, including derivative instruments for the speculation purpose.

As an independent organization, the Risk Management Committee meets at least once quarterly and a Risk Management Conference is held at least once a month to reduce risk. If necessary, meetings are held more frequently.

2)	Market risk

Activities of the Group are exposed to the financial risks due to the fluctuation of interest rates and exchange rates. Hence, the Group has variety of derivative instrument contracts to avoid the risks mentioned above.

a) Interest rate swap to reduce the risk derived from interest rate

b) Currency forward contracts to hedge the exchange rate risks regarding OTC derivative instruments

Exposure to market risk is measured by the sensitivity analysis complemented by the risk value (Value at risk: VaR). The method to measure and manage the market risk exposure of the Group has not changed compared to December 31, 2013.

VaR estimates the potential losses of the instruments held for the retention period under the given position at the specific level. VaR measurement techniques not only recognize the correlation between instrument and market and the offsetting position, VaR measurement techniques also consider the market volatility and risk diversification, based and defined by the statistical probability approach. Risks may measure consistently across all markets and instruments and the unit of the measurements can be integrated into one single risk unit. Ten days of VaR that is under 99% of confidence level that the Group uses reflects reported daily losses as VaR does not exceed with 99% chance.

The average, minimum and maximum amounts of the Company’s VaR (99%, 10 days) by each type of risk as of December 31, 2014, are as follows:

	Korean won (In thousands)
	Average		Maximum		Minimum		December 31, 2013
Stock price	~~W~~	10,324,436	~~W~~	32,646,838	~~W~~	1,607,603	~~W~~	15,339,249
Interest rate		5,852,439		35,564,372		2,030,814		7,071,340
Foreign currencies		3,078,937		24,773,872		365,167		6,843,800
Portfolio effect		—		—		—		13,389,850
Total VaR		12,756,818		53,279,865		2,612,324		15,864,538

While VaR analysis captures daily exposure of the Company’s foreign exchange risk and interest rate risk, sensitivity analysis assesses effect of reasonably possible changes occurred by one-year interest rates or foreign exchange rates. Relatively long period of sensitivity analysis will complement VaR analysis and it also helps to assess the degree of the exposure for market risks. Details of foreign currency risk sensitivity analysis are given in ‘A,’ while ‘B’ expresses regarding interest rate risk.

A. Currency risk

The Group undertakes transactions denominated in foreign currencies; consequently, is exposed to exchange rate fluctuations. Exposure risk due to exchange rates is controlled and managed through currency forward agreements within the limit of specifically approved policies.

Details of the Group’s foreign currency-denominated monetary assets and monetary liabilities at the end of the reporting period as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
	Assets				Liabilities
Currency	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
USD	~~W~~	793,748,316	~~W~~	273,610,788	~~W~~	179,483,909	~~W~~	72,831,777
HKD		42,116,329		16,766,711		207,278		—
JPY		18,186,637		17,579,065		—		—
EUR		48,316,612		235,950		45,086		—
GBP		220,154		541,136		—		—
CNY		4,184,175		80,710		—		—
KRW		138,279		22		—		—
SGD		465		463		—		—
CNH		801,682,001		195,874		—		—
BRL		31,652		1,779,615		—		—
AUD		9,541		1		—		—

B.	Interest rate risk

The Group is exposed to interest rate risk due to its borrowing with floating interest rates and thereby the Group is exposed to interest rate risk. The Group maintains a proper balance between fixed-rate borrowing and floating-rate borrowing to manage the interest rate risk. Hedging activities are evaluated on a regular basis to properly adjust interest rate status and defined risk appetite and optimal hedging strategy is applied.

①	Interest rate swap agreements

The Group swaps the differences of predetermined fixed rate and variable interest rate on predetermined notional principal amount in accordance with interest rate swap agreements. These agreements could ease the fluctuation risks of the fair value of fixed-rate liabilities and the cash flows of floating-rate liabilities due to the changes in interest rates.

The Group’s interest rate swap agreements as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (in thousands)
	Contract amount		Fair value		Book value
Derivative instrument assets	~~W~~	17,828,392,000	~~W~~	168,911,627	~~W~~	168,911,627
Derivative instrument liabilities		18,025,368,000		(179,934,020)		(179,934,020)

	~~W~~	35,853,760,000	~~W~~	(11,022,393)	~~W~~	(11,022,393)

December 31, 2013

	Korean won (In thousands)
	Contract amount		Fair value		Book value
Derivative instrument assets	~~W~~	23,795,153,000	~~W~~	100,923,981	~~W~~	100,923,981
Derivative instrument liabilities		24,886,412,000		(115,420,849)		(115,420,849)

	~~W~~	48,681,565,000	~~W~~	(14,496,868)	~~W~~	(14,496,868)

C.	Other price risk factor

The Group is exposed to the price fluctuation risks from the equity instruments.

3)	Credit risk

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations. If the trading department of the Group wants to deal with the counterparty that may cause the credit risk, the trading department submits an application in advance to get approved by the Risk Management Council and the Risk Management Committee, procedures set by the committee with product management plan and the limit to run a deal. Credit risk limit depends on 1) standard credit risk limit, 2) concentration limit on the same person and 3) credit rating and additional limit may be added by the department. In addition, credit VaR is measured in addition to the credit management listed above and credit VaR due to the internal model is operated by the Credit Manager measurement system of the Risk Metrics Group. Limit management is performed on a daily basis and stress test is performed on a regular basis, and in case of excess of the limit, trading department expedites the process with the procedure set by the Risk Management Department.

The Group’s maximum exposure to credit risk as of December 31, 2014 and 2013, is as follows:

	Korean won (in thousands)
Description	December 31, 2014		December 31, 2013
Guaranteed purchase	~~W~~	768,081,000	~~W~~	670,600,000
Guaranteed payments (*)		428,600,000		182,000,000
Loan agreement		253,800,000		48,000,000

	~~W~~	1,450,481,000	~~W~~	900,600,000

(*)	The maximum exposure of the Group related to financial guarantee contract is the maximum amount to be paid if the guarantee will be charged. Financial liabilities amounted to ~~W~~10,639 million are recognized in the consolidated financial statement as of December 31, 2014.

The Group does not disclose assets that the carrying amount represents the maximum exposure to credit risk.

A.	Credit risk of loans and receivables

①	Loans categorized by customers as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
Description	Loans		Ratio	Allowance for doubtful accounts		Book value
Individual	~~W~~	577,287,703	18.41%	~~W~~	(23,613,726)	~~W~~	553,673,977
Company		2,558,660,315	81.59%		(111,976,386)		2,446,683,929

	~~W~~	3,135,948,018	100.00%	~~W~~	(135,590,112)	~~W~~	3,000,357,906

December 31, 2013

	Korean won (In thousands)
Description	Loans		Ratio	Allowance for doubtful accounts		Book value
Individual	~~W~~	1,328,497,846	48.73%	~~W~~	(20,098,912)	~~W~~	1,308,398,934
Company		1,397,784,977	51.27%		(175,622,966)		1,222,162,011

	~~W~~	2,726,282,823	100.00%	~~W~~	(195,721,878)	~~W~~	2,530,560,945

②	Loans categorized by industry as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
Description	Loans		Ratio	Allowance for doubtful accounts		Book value
Finance	~~W~~	221,111,566	7.05%	~~W~~	(17,947,690)	~~W~~	203,163,876
Manufacture		1,135,047,046	36.20%		(8,942,226)		1,126,104,820
Service		327,402,203	10.44%		(12,475,209)		314,926,994
Others		1,452,387,203	46.31%		(96,224,987)		1,356,162,216

	~~W~~	3,135,948,018	100.00%	~~W~~	(135,590,112)	~~W~~	3,000,357,906

December 31, 2013

	Korean won (In thousands)
Description	Loans		Ratio	Allowance for doubtful accounts		Book value
Finance	~~W~~	147,445,583	5.41%	~~W~~	(17,300,007)	~~W~~	130,145,576
Manufacture		344,573,273	12.64%		(20,332,533)		324,240,740
Service		191,291,620	7.02%		(10,982,742)		180,308,878
Others		2,042,972,347	74.93%		(147,106,596)		1,895,865,751

	~~W~~	2,726,282,823	100.00%	~~W~~	(195,721,878)	~~W~~	2,530,560,945

③	The segregation of credit quality as of December 31, 2014 and 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Investment grade	~~W~~	2,913,474,904	~~W~~	2,433,985,947
Non-investment grade		—		—

	~~W~~	2,913,474,904	~~W~~	2,433,985,947

For the investment grade of the loans and receivables that are not overdue nor impaired, the Group classifies as the proper investment grades if owns the appropriate levels of collateral and reinforced credit and classifies as the limited investment grades if investments are subordinated and does not own collateral nor reinforced credit.

④	The aging analysis of loans that are overdue, but not impaired as of December 31, 2014 and 2013, is as follows:

December 31, 2014

	Korean won (In thousands)
Description	Less than 30 days		30–60 days		60–90 days		Total
Loans	~~W~~	1,966,036	~~W~~	1,675,604	~~W~~	—	~~W~~	3,641,640

December 31, 2013

	Korean won (In thousands)
Description	Less than 30 days		30–60 days		60–90 days		Total
Loans	~~W~~	2,685,117	~~W~~	2,402,188	~~W~~	—	~~W~~	5,087,305

⑤	Individually impaired loans

Loans and receivables determined as individually impaired as of December 31, 2014 and 2013, are as follows (The value of collateral held is the amount of collateral allocated used when calculating for doubtful accounts and receivables that are impaired but without collateral were excluded):

December 31, 2014

	Korean won (In thousands)
Description	Value of collateral		Impairment amount		Allowance for doubtful accounts
Real estate	~~W~~	134,588,783	~~W~~	128,444,489	~~W~~	54,212,601
Security		11,338,422		5,000,000		—
Others		356,400		13,176,436		11,584,058

December 31, 2013

	Korean won (In thousands)
Description	Value of collateral		Impairment amount		Allowance for doubtful accounts
Real estate	~~W~~	69,099,196	~~W~~	100,729,669	~~W~~	37,898,746
Security		—		—		—
Others		1,160,616		5,038,734		3,878,118

4)	Liquidity risk

The Group has established an appropriate liquidity risk management framework for the management of the Group’s short-, medium- and long-term funding and liquidity management requirements. The Group manages liquidity risk by maintaining adequate reserves, banking facilities and reserve borrowing facilities, by continuously monitoring forecast and actual cash flows, and by matching the maturity profiles of financial assets and liabilities. Meanwhile, additional details of unused funding arrangement to reduce liquidity risk that the Group holds at its discretion are discussed in Note 50.

The following table shows the contractual maturity of the non-derivative financial liabilities of the Group. The table is prepared based on the fastest maturity that the Group has to pay based on undiscounted cash flows. The table includes all of the principal and interest cash flows. If the cash flows of interest are based on floating rate, undiscounted cash flow is derived based on current yield curve as of December 31, 2014 and 2013. Contractual maturities are based on the fastest date that the Group may require to pay.

The Group’s maturity analysis of financial liabilities, cash flows of principals and interests, by remaining contractual maturities as of December 31, 2014 and 2013, is as follows:

December 31, 2014

	Korean won (In thousands)
Description	Within 3 months		3–6 Months		6–12 Months		12 months– 5 years		More than 5 years		Total
FVTPL:
Financial liabilities designated as at FVTPL	~~W~~	806,780,411	~~W~~	530,282,880	~~W~~	798,034,228	~~W~~	3,984,102,445	~~W~~	134,370,364	~~W~~	6,253,570,328
Securities sold		269,102,194		—		—		—		—		269,102,194
Derivative liabilities (arbitrage)		52,251,980		58,585,964		74,408,736		295,119,429		8,848,919		489,215,028
Deposits due to customers		1,543,948,597		46,520,341		259,923,212		259,393,554		—		2,109,785,704
Borrowings		7,679,928,346		3,698,192		17,950,553		520,167,208		—		8,221,744,299
Other financial liabilities		512,896,260		2,986,479		8,622,450		3,882,200		10,059,909		538,447,298
Guarantees and commitments		1,450,481,000		—		—		—		—		1,450,481,000

December 31, 2013

	Korean won (In thousands)
Description	Within 3 months		3–6 Months		6–12 Months		12 months– 5 years		More than 5 years		Total
FVTPL:
Financial liabilities designated as at FVTPL	~~W~~	776,959,626	~~W~~	263,241,720	~~W~~	609,127,939	~~W~~	2,691,208,114	~~W~~	30,466,383	~~W~~	4,371,003,782
Securities sold		442,997,200		—		—		—		—		442,997,200
Derivative liabilities (arbitrage)		19,873,599		21,037,665		25,220,263		196,636,450		4,848,994		267,616,971
Deposits due to customers		1,446,058,113		187,191,492		326,680,316		116,474,220		—		2,076,404,141
Borrowings		7,530,567,091		10,958,466		34,224,461		775,537,105		121,321,550		8,472,608,673
Other financial liabilities		337,709,681		45,879,634		10,255,669		2,933,415		—		396,778,399
Guarantees and commitments		782,600,000		38,500,000		—		79,500,000		—		900,600,000

(9)	Fair value of financial instruments

Financial instruments are measured at fair value using a quoted market price in active markets. The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. The Group uses its judgment to select a variety of valuation techniques.

The Group classified and disclosed fair value of the financial instruments into the following three-level hierarchy:

• Level 1:	Fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities.

• Level 2:	Fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e., prices) or indirectly (i.e., derived from prices).

• Level 3:	Fair value measurements are those derived from valuation technique that includes inputs for the asset or liability that are not based on observable market data (unobservable inputs).

Observable information reflects characteristics of financial instruments and market circumstances and a quoted price in an active market provides the most reliable evidence of fair value. Valuation techniques used to measure fair value maximize the use of relevant observable inputs and minimize the use of unobservable inputs.

The Group selects inputs that are consistent with the characteristics of the financial instruments that market participants would take into account in a transaction for the financial instruments. Even when there is no observable input to provide pricing information, unique information of the financial instruments is reflected in inputs used to measure fair value.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest-level input that is significant to the entire measurement. Assessing the significance of a particular input to the entire measurement requires judgment, taking into account factors specific to the asset or liability.

1)	Financial instruments measured at fair value

A.	The fair value of financial assets and liabilities as of December 31, 2014 and 2013, is categorized into three levels as follows:

December 31, 2014

	Korean won (In thousands)
Description	Level 1		Level 2		Level 3		Total
Financial assets at FVTPL:
Financial asset designated as at FVTPL	~~W~~	—	~~W~~	—	~~W~~	1,057,026,799	~~W~~	1,057,026,799
Held-for-trading financial assets		2,757,823,910		7,923,851,267		—		10,681,675,177
Derivatives (arbitrage)		1,395,256		226,285,664		154,231,963		381,912,883
Financial assets AFS		280,706,651		774,189,832		378,394,064		1,433,290,547
Derivatives (hedge)		—		15,383,068		—		15,383,068
Financial liabilities at FVTPL:
Financial liabilities designated as at FVTPL		54,243		—		6,253,516,085		6,253,570,328
Securities sold		269,102,194		—		—		269,102,194
Derivatives (arbitrage)		5,542,967		258,278,730		225,393,331		489,215,028

December 31, 2013

	Korean won (In thousands)
Description	Level 1		Level 2		Level 3		Total
Financial assets at FVTPL:
Financial asset designated at FVTPL	~~W~~	—	~~W~~	—	~~W~~	389,478,777	~~W~~	389,478,777
Held-for-trading financial assets		1,414,524,180		9,933,763,954		—		11,348,288,134
Derivatives (arbitrage)		5,815,822		151,058,060		139,034,986		295,908,868
Financial assets AFS		474,131,736		598,191,824		306,919,669		1,379,243,229
Derivatives (hedge)		—		5,236,612		—		5,236,612
Financial liabilities at FVTPL:
Financial liabilities designated at FVTPL		—		—		4,371,003,782		4,371,003,782
Securities sold		442,997,200		—		—		442,997,200
Derivatives (arbitrage)		10,064,772		136,511,706		121,040,493		267,616,971

There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2014, and for the nine months period ended December 31, 2013.

B.	Details of the valuation method and inputs classified by Level 2 are as follows:

	Fair value				Korean won (In thousands)
Description					Valuation method	Inputs
	December 31, 2014		December 31, 2013
Held-for-trading financial assets	~~W~~	7,923,851,267	~~W~~	9,933,763,954	Discounted cash flows, net asset value	Interest rate, discount rate, exchange rate
Derivative assets (arbitrage)		226,285,664		151,058,060	Discounted cash flows, option-pricing model	Interest rate, stock price, exchange rate, credit spreads, implied volatilities
Financial assets AFS		774,189,832		598,191,824	Discounted cash flows, net asset value	Interest rate, discount rate, exchange rate
Derivative assets (hedge)		15,383,068		5,236,612	Discounted cash flows, option-pricing model	Interest rate, exchange rate, credit spreads, implied volatilities
Derivative liabilities (arbitrage)		258,278,730		136,511,706	Discounted cash flows, option-pricing model	Interest rate, stock price, exchange rate, credit spreads, implied volatilities

C.	Quantitative information of fair value measurement (Level 3) using the significant unobservable inputs and relevance between unobservable inputs and fair value measurement are as follows:

December 31, 2014

Description	Type	Fair value (Korea won, in million)		Valuation method	Inputs	Unobservable input	Range	Relevance
Financial asset designated as at FVTPL	ELS	~~W~~	716,801	DCF model, closed form, FDM, MonteCarlo simulation	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate, etc.	Underlying asset volatility	0.23–0.439	Proportional
						Correlation coefficient	(0.075)–0.586	Proportional
	DLS		316,539			Underlying asset volatility	0.166–0.166	Proportional
						Correlation coefficient	0–0	Proportional
	Others		8,538			Underlying asset volatility	0.277–0.277	Proportional
						Correlation coefficient	0.143–0.143	Proportional
	Private placement bonds		5,276			Underlying asset volatility	0.222–0.222	Proportional
						Correlation coefficient	0–0	Proportional
	Stocks		9,873			Underlying asset volatility	0.075–0.095	Proportional
						Correlation coefficient	0–0	Proportional
Derivative assets (arbitrage)	(*)		154,232			Underlying asset volatility	0.127–0.384	Proportional
						Correlation coefficient	0.016–0.245	Proportional
Financial asset AFS	Investment in partnerships		140,737	DCF model, risk-adjusted discount rate model	Growth rate, discount rate	Growth rate	0.00–0.01	Proportional
						Discount rate	0.048–0.125	Inversely proportional

Total assets		~~W~~	1,351,996

Financial liability designated as at FVTPL	ELS	~~W~~	4,261,596	DCF model, closed form, FDM, MonteCarlo simulation	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate, etc.	Underlying asset volatility	0.198–0.534	Proportional
						Correlation coefficient	(0.201)–0.735	Proportional
	DLS		1,412,825			Underlying asset volatility	0.135–0.210	Proportional
						Correlation coefficient	(0.096)–0.566	Proportional
	Other		579,094			Underlying asset volatility	0.127–0.346	Proportional
						Correlation coefficient	0.017–0.017	Proportional
Derivative liabilities (arbitrage)	(*)		225,393			Underlying asset volatility	0.232–0.439	Proportional
						Correlation coefficient	(0.201)–0.582	Proportional

Total liabilities		~~W~~	6,478,908

December 31, 2013

Description	Type	Fair value (Korea won, in million)		Valuation method	Inputs	Unobservable input	Range	Relevance
Financial asset designated as at FVTPL	ELS	~~W~~	330,732	DCF model, closed form, FDM, MonteCarlo simulation	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate, etc.	Underlying asset volatility	0.109–0.408	Proportional
						Correlation coefficient	(0.026)–0.603	Proportional
	DLS		6,610			Underlying asset volatility	0.124–0.177	Proportional
						Correlation coefficient	0–0	Proportional
	Others		49,455			Underlying asset volatility	0.199–0.408	Proportional
						Correlation coefficient	0.174–0.392	Proportional
	Private placement bonds		2,682			Underlying asset volatility	0.222–0.222	Proportional
						Correlation coefficient	0–0	Proportional
Derivative assets (arbitrage)	(*)		139,035			Underlying asset volatility	0.109–0.409	Proportional
						Correlation coefficient	(0.114)–0.789	Proportional
Financial asset AFS	Investment in partnerships		306,920	DCF model, Risk adjusted discount rate model	Growth rate, discount rate	Growth rate	0.00–0.01	Proportional
						Discount rate	0.059–0.167	Inversely proportional

Total assets		~~W~~	835,434

Financial liability designated at FVTPL	ELS	~~W~~	3,025,820	DCF model, closed form, FDM, MonteCarlo simulation	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate, etc.	Underlying asset volatility	0.109–0.502	Proportional
						Correlation coefficient	(0.114)–0.789	Proportional
	DLS		1,187,736			Underlying asset volatility	0.109–0.306	Proportional
						Correlation coefficient	0.155–0.664	Proportional
	Other		157,448			Underlying asset volatility	0.124–0.408	Proportional
						Correlation coefficient	0.2–0.5	Proportional
Derivative liabilities (arbitrage)	(*)		121,040			Underlying asset volatility	0.109–0.502	Proportional
						Correlation coefficient	(0.114)–0.664	Proportional

Total liabilities		~~W~~	4,492,044

(*)	Derivatives which derive their value from interest rate, stock price, F/X rate, commodity price, credit rate and others are included.

D.	Sensitivity of the fair value measurement categorized within Level 3 to changes in significant unobservable inputs to reflect reasonably possible alternative assumptions is as follows:

December 31, 2014

	Korean won (in million)
	Profit and loss				Other comprehensive income
Description	Favorable change		Unfavorable change		Favorable change		Unfavorable change
Financial assets designated at FVTPL (*1):
ELS	~~W~~	1,600	~~W~~	(2,602)	~~W~~	—	~~W~~	—
Derivative assets (arbitrage) (*1)		25,207		(34,955)		—		—
Financial assets AFS (*2):
Stock		—		—		40,728		(17,828)
Investment in partnerships		—		—		—		—
Financial liabilities designated as at FVTPL (*1):
ELS		(48,638)		66,107		—		—
DLS		(2,750)		4,512		—		—
Others		(17,271)		28,957
Derivative liabilities (arbitrage) (*1)		37,686		(42,111)		—		—

December 31, 2013

	Korean won (in million)
	Profit and loss				Other comprehensive income
Description	Favorable change		Unfavorable change		Favorable change		Unfavorable change
Derivative assets (arbitrage) (*1)	~~W~~	1,800	~~W~~	(1,878)	~~W~~	—	~~W~~	—
Financial assets AFS (*2):
Stock		—		—		29,161		(15,732)
Investment in partnerships		—		—		185		(142)
Financial liabilities designated at FVTPL (*1):
ELS		(6,266)		6,122		—		—
DLS		(1,036)		1,071		—		—
Derivative liabilities (arbitrage) (*1)		3,913		(5,663)		—		—

(*1)	Measured by changes in fair value based on the increased or decreased unobservable inputs by 10%.
(*2)	Measured by changes in fair value based on growth rate (-1–1%) and discount rate (-1–1%) which are unobservable inputs.

Sensitivity analysis of financial instruments is performed on the favorable and unfavorable changes using statistical techniques based on changes in the value of financial instruments due to the changes in unobservable inputs. If the fair value is affected by one or more of variables, sensitivity is calculated based on the most favorable or unfavorable case.

Sensitivity analysis is performed to target interest derivatives and equity derivatives of which changes in fair value recognized in profit or loss of financial instruments categorized within Level 3, besides equity securities and collective investment securities of which changes in fair value recognized in profit or loss or in other comprehensive income. Meanwhile, derivative-linked securities traded as back-to-back transaction that profit and loss are fully offset and equity instruments measured at cost are excluded from the sensitivity analysis.

E.	Changes in financial assets and liabilities classified by Level 3 for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

	Korean won (In thousands)
Description	Financial asset designated as at FVTPL		Financial assets AFS		Financial liability designated as at FVTPL		Derivative asset/ liability (arbitrage)
Beginning	~~W~~	389,478,777	~~W~~	306,919,669	~~W~~	4,371,003,782	~~W~~	17,994,493
Profit or loss		12,605,459		(2,840,945)		182,922,956		103,842,644
Other comprehensive income (loss)		—		(8,079,754)		—		—
Purchase		1,749,790,893		173,876,778		—		45,300,299
Issue				—		8,554,572,237		(118,970,044)
Disposal		(1,094,848,330)		(91,481,684)		—		(129,941,033)
Settlement		—		—		(6,854,982,890)		10,612,273
Transfer		—		—		—		—

Ending	~~W~~	1,057,026,799	~~W~~	378,394,064	~~W~~	6,253,516,085	~~W~~	(71,161,368)

December 31, 2013

	Korean won (In thousands)
Description	Financial asset designated as at FVTPL		Financial assets AFS		Financial liability designated as at FVTPL		Derivative asset/ liability (arbitrage)
Beginning	~~W~~	386,573,296	~~W~~	287,030,299	~~W~~	4,152,503,006	~~W~~	16,660,604
Profit or loss		15,883,797		(5,096,984)		157,132,344		65,943,362
Other comprehensive income (loss)		—		(7,452,943)		—		—
Purchase		284,904,063		52,635,626		—		19,320,266
Issue		—		—		4,287,096,757		(46,816,609)
Disposal		(297,882,379)		(24,606,329)		—		(51,346,756)
Settlement		—		—		(4,225,728,325)		14,233,626
Transfer		—		4,410,000		—		—

Ending	~~W~~	389,478,777	~~W~~	306,919,669	~~W~~	4,371,003,782	~~W~~	17,994,493

F.	Changes in financial assets AFS (Level 3) recognized in other comprehensive income(loss) for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is presented as valuation on financial asset AFS in the consolidated statements of comprehensive income (loss). Changes recognized in profit or loss for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are disclosed in consolidated financial statements as follows:

	Korean won (In thousands)
	December 31, 2014				December 31, 2013
	Gain on valuation and disposal of financial instruments at FVTPL		Other operating expense		Gain on valuation and disposal of financial instruments at FVTPL		Other operating expense
Total gains (losses) included in profit or loss	~~W~~	299,371,059	~~W~~	(2,840,945)	~~W~~	238,959,503	~~W~~	(5,096,984)
Gains (losses) relating to financial instruments held		(36,701,268)		(18,165,781)		66,625,647		(5,433,472)

2)	Financial instruments not measured at fair value, but for which the fair value is disclosed

A.	Fair value of financial instruments not measured at fair value, but for which the fair value is disclosed as of December 31, 2014 and 2013, is as follows:

	Korean won (in thousands)
	December 31, 2014				December 31, 2013
	Book value		Fair value		Book value		Fair value
Financial assets:
Held for maturity	~~W~~	17,919,811	~~W~~	17,919,811	~~W~~	8,239,127	~~W~~	8,239,127
Loans		3,000,357,906		3,000,791,670		2,530,560,945		2,533,566,945
Other financial assets		629,421,234		629,940,519		570,557,819		570,868,096
Financial liabilities:
Borrowings		8,454,984,166		8,461,840,446		8,350,092,403		8,345,286,213
Other financial liabilities		548,809,721		548,863,399		399,751,046		399,771,924

The Group considers that carrying amount of financial assets and liabilities measured at amortized costs is similar to fair value, except for the items above.

B.	The fair value of financial assets and liabilities as of December 31, 2014 and 2013, is categorized into three levels as follows:

December 31, 2014

	Korean won (In thousands)
Description	Level 1		Level 2		Level 3		Total
Financial assets:
Cash and cash equivalent	~~W~~	—	~~W~~	2,566,221,384	~~W~~	—	~~W~~	2,566,221,384
Held-for-maturity financial assets		—		17,919,811		—		17,919,811
Loans		—		—		3,000,791,670		3,000,791,670
Other financial assets		—		—		629,940,519		629,940,519

	~~W~~	—	~~W~~	2,584,141,195	~~W~~	3,630,732,189	~~W~~	6,214,873,384

Financial liabilities:
Deposits due to customers	~~W~~	—	~~W~~	—	~~W~~	2,109,785,704	~~W~~	2,109,785,704
Borrowings		—		—		8,461,840,446		8,461,840,446
Other financial liabilities		—		—		548,863,399		548,863,399

	~~W~~	—	~~W~~	—	~~W~~	11,120,489,549	~~W~~	11,120,489,549

December 31, 2013

	Korean won (In thousands)
Description	Level 1		Level 2		Level 3		Total
Financial assets:
Cash and cash equivalent	~~W~~	—	~~W~~	1,588,633,927	~~W~~	—	~~W~~	1,588,633,927
Held-for-maturity financial assets		—		8,239,127		—		8,239,127
Loans		—		—		2,533,566,945		2,533,566,945
Other financial assets		—		—		570,868,096		570,868,096

	~~W~~	—	~~W~~	1,596,873,054	~~W~~	3,104,435,041	~~W~~	4,701,308,095

Financial liabilities:
Deposits due to customers	~~W~~	—	~~W~~	—	~~W~~	2,076,404,141	~~W~~	2,076,404,141
Borrowings		—		—		8,345,286,213		8,345,286,213
Other financial liabilities		—		—		399,771,924		399,771,924

	~~W~~	—	~~W~~	—	~~W~~	10,821,462,278	~~W~~	10,821,462,278

C.	Valuation methods and inputs of financial instruments classified by Level 2 and Level 3 disclosing fair value are as follows:

Valuation techniques and inputs
Cash and deposit	The book value is used as a substitute value of fair value. The majority of deposits consist of overnight deposits.
HTM financial assets	The fair values calculated by discount rate at market interest rates on contractual cash flows are used.
Loans	The fair values are calculated by discount rate considering market interest rates and borrower’s credit risk on expected cash flows.
Deposit due to customer and borrowings

The book value is used as a substitute value of fair value for demand deposits, bank overdrafts and call money.

With regards to the other deposits and borrowings, the fair values are calculated by discount rate considering residual risks at market interest rates on contractual cash flows.

Debentures	The fair values are calculated by discount rate considering residual risks at market interest rates on contractual cash flows.
Other financial assets and liability	The book value is used as a substitute value of fair value instead of applying DCF due to the relatively short-term or indefinite maturity. However, DCF method is applied for several long-term receivables or payables.

3)	Details of financial assets subsequently measured at cost are as follows:

		Korean (In thousands)
	Description	December 31, 2014		December 31, 2013
AFS financial assets	Unlisted stocks (*)	~~W~~	19,084,924	~~W~~	26,416,799
	Equity investments (*)		14,106,290		—

(*)	The Group measured some unlisted stocks at cost which are issued by start-up companies since the Group cannot reliably measure their fair value.

Financial assets amounting to ~~W~~6,975 million that were measured at cost were derecognized due to disposal for the year ended December 31, 2014, and related gain on disposal amounts to ~~W~~456 million.

4)	The Group recognizes transfer between levels when relevant events or changes in circumstances occur.

5)	There is no change in valuation methods on financial instruments classified by Level 2 and Level 3.

6)	The fair value of financial instruments classified by Level 2 and Level 3 is determined by external valuation or self-valuation of the Group. Unobservable inputs are produced by the external assessor or internal valuation system and the Group reviews the adequacy of inputs. The Risk Management Council reviews the adequacy of the assessment methodology and valuation method of external assessor. The agenda of the Risk Management Council is to be reported or approved by the Risk Management Committee.

7)	There is no significant change in the economic environment or business circumstances that affects measurement on the fair value of the financial assets and liabilities.

(10)	Reclassification of financial assets

There are no financial assets reclassified due to changes of the Group’s intention or ability.

(11)	Offsetting financial assets and financial liabilities

Offsetting financial instruments and other financial instruments under enforceable master netting agreements or similar agreements as of December 31, 2014 and 2013, are as follows:

December 31, 2014

	Korean won (In million)
	Gross amounts of recognized financial instruments		Amounts being set off		Net amounts presented in consolidated statements of financial position		Related amounts not taken set off in consolidated statements of financial position				Net amount after deducting
Description							Enforceable master netting agreements, etc. (*3)		Financial collateral (*4)
Financial assets:
Derivatives, etc. (*1)	~~W~~	1,896,169	~~W~~	—	~~W~~	1,896,169	~~W~~	1,123,255	~~W~~	80,077	~~W~~	692,837
Broker’s loans		1,298,606		—		1,298,606		—		1,298,606		—
Securities purchased under reverse repurchase agreements		53,800		—		53,800		—		53,800		—
Receivables		889,687		403,371		486,316		—		—		486,316
Domestic exchange receivables (*2)		5,541		—		5,541		—		—		5,541
Receivables for unsettled foreign currency spot transactions		—		—		—		—		—		—

Total	~~W~~	4,143,803	~~W~~	403,371	~~W~~	3,740,432	~~W~~	1,123,255	~~W~~	1,432,483	~~W~~	1,184,694

Financial liabilities:
Derivatives, etc.	~~W~~	4,036,787	~~W~~	—	~~W~~	4,036,787	~~W~~	1,123,255	~~W~~	792,144	~~W~~	2,121,388
Securities sold under reverse resale agreements		4,732,275		—		4,732,275		—		4,732,275		—
Securities sold		259,679		—		259,679		—		259,679		—
Payables		875,024		403,371		471,653		—		—		471,653
Domestic exchange payables (*2)		2,774		—		2,774		—		—		2,774
Payables for unsettled foreign currency spot transactions		—		—		—		—		—		—

Total	~~W~~	9,906,539	~~W~~	403,371	~~W~~	9,503,168	~~W~~	1,123,255	~~W~~	5,784,098	~~W~~	2,595,815

December 31, 2013

	Korean won (In million)
	Gross amounts of recognized financial instruments		Amounts being set off		Net amounts presented in consolidated statements of financial position		Related amounts not taken set off in consolidated statements of financial position				Net amount after deducting
Description							Enforceable master netting agreements, etc. (*3)		Financial collateral (*4)
Financial assets:
Derivatives, etc. (*1)	~~W~~	787,160	~~W~~	—	~~W~~	787,160	~~W~~	398,173	~~W~~	4,312	~~W~~	384,675
Broker’s loans		1,105,746		—		1,105,746		—		1,105,746		—
Securities purchased under reverse repurchase agreements		10,200		—		10,200		—		10,200		—
Receivables		731,945		349,016		382,929		—		—		382,929
Domestic exchange receivables (*2)		4,504		—		4,504		—		—		4,504
Receivables for unsettled foreign currency spot transactions		528		—		528		—		—		528

Total	~~W~~	2,640,083	~~W~~	349,016	~~W~~	2,291,067	~~W~~	398,173	~~W~~	1,120,258	~~W~~	772,636

Financial liabilities:
Derivatives, etc.	~~W~~	2,232,358	~~W~~	—	~~W~~	2,232,358	~~W~~	398,173	~~W~~	177,502	~~W~~	1,656,683
Securities sold under reverse resale agreements		5,468,656		—		5,468,656		—		5,468,656		—
Securities sold		442,997		—		442,997		—		442,997		—
Payables		729,616		349,016		380,600		—		—		380,600
Domestic exchange payables (*2)		5,844		—		5,844		—		—		5,844
Payables for unsettled foreign currency spot transactions		528		—		528		—		—		528

Total	~~W~~	8,879,999	~~W~~	349,016	~~W~~	8,530,983	~~W~~	398,173	~~W~~	6,089,155	~~W~~	2,043,655

(*1)	Both of derivatives (arbitrage) and derivatives (hedge) are included.
(*2)	Net amount after offsetting is disclosed for some amounts.
(*3)	Financial collateral, including cash collateral, cannot meet the offsetting criteria of K-IFRS 1032. But it may be offset against a net amount of derivative assets and derivative liabilities in case of default, insolvency or bankruptcy of a trading partner.
(*4)	Transactions under reverse repurchase agreements have a right to be offset only in the case of default, insolvency Or bankruptcy of a trading partner. Those do not meet the standards of K-IFRS 1032 and apply TBMA/ISMA Global Master Repurchase Agreement. Accordingly, securities sold under reverse resale agreements and securities sold under reverse resale agreements are presented separately in the consolidated statements of financial position.

46.	RELATED-PARTY TRANSACTIONS:

(1)	Related parties and subsidiaries as of December 31, 2013, are as follows:

Description	Related party
Subsidiaries

Hyundai Securities America Inc., Hyundai Securities ASIA Ltd.,

Hyundai Se-curities Europe Ltd., Hyundai Savings Bank,

Hyundai Asset Management Co., Ltd.,

Korea Pacific No. 08 Ship Investment Co., Ltd.,

Korea Pacific No. 09 Ship Investment Co., Ltd.,

Korea Pacific No. 10 Ship Investment Co., Ltd.,

Korea Pacific No. 11 Ship Investment Co., Ltd.,

Korea Pacific No. 12 Ship Investment Co., Ltd.,

Korea Pacific No. 13 Ship Investment Co., Ltd., Jueun Power Middle 7,

G1 Shinhan Special Short Public Bonds H-3, Hanareum Gold Middle 3,

Hyundai YouFirst Private Real Estate Trust 1,

Hyundai YouFirst Private Real Estate Trust 15,

Hyundai Smart Index Alpha Derivative Feeder Trust 1,

Hyundai TRUST Bond Feeder Trust 1, HYUNDAI Strong Korea Equity Trust 1,

Hyundai Kidzania Equity Feeder Trust 1, Hyundai Value Plus Equity Feeder Trust 1,

Hyundai Hyundai Group Plus Equity Feeder Trust 1,

Hyundai YouFirst Private Real Estate Trust 9, New Short Public Bonds H-10,

Hyundai Smart Index Alpha Derivative Master Trust,

Hyundai TRUST Bond Master Trust, Hyundai Value Plus Equity Master Trust,

Hyundai Hyundai Group Plus Equity Master Trust,

Northeast Asia No. 41 Ship Investment Co., Ltd.,

AQG CAPITAL MANAGEMENT PTE. LTD., Global investment opportunity limited

HYUNDAI ABLE INVESTMENTS PTE LTD.,

KP 08 International limited, KP 09 International limited, KP 10 International limited,

KP 11 International limited, KP 12 International limited, KP 13 International limited,

WISDOM SHAPLEY 41 SHIPPING S.A., WISDOM ROTH 41 SHIPPING S.A.,

KTB System-Trading Private Securities, Hyundai Strong-small Corporate Trust 1,

Ocean Able Ltd., Hyundai Ocean Star Ship Private No. 2.,

Hana asset management randchip private equity real estate investment trusts,

Able Quant Asia Pacific Feeder Fund(T.E.) Limited, Able Quant Asia Pacific Master Fund Limited,

ELP the 2nd Securitization Specialty Co., LTD, M square dongchun 3rd Co., Ltd.,

HYUNDAI Global-multi Asset Investment Trust1,

Heungkuk Highclass Private Real Estate Trust 21, ASSETPLUS PRIVATE EQUITY INVESTMENT TRUST 14,

KTB publicly offered shares high-yield private fund, KTB System trading Private Equity Fund I-2

Eugene Smart Robust Private Equity Derivatives 1, HYUNDAI Kon-tiki Specialized Privately
Placed Fund,

JB New Jersey Private Real Estate Fund 1, Heungkuk Global Highclass Private Real Estate Trust 23,

Aquila Global Real Assets Fund No.1 LP, AGRAF Real Estate No.1, Senningerberg,

AGRAF Real Estate Holding No.1, Senningerberg,

Vierte CasaLog GmbH & Co. KG, HD 1 Grundst?cksgesellschaft mbH & Co. KG,

ABLE NJ DSM INVESTMENT REIT, ABLE NJ DSM, LLC, HYUNDAI ABLE INVESTMENT
REIT,

HYUNDAI ABLE PATRIOTS PARK, LLC, HYUNDAI Global-multi Asset Investment Master
Trust,

Ablekolao Co., Ltd., TRYNDA 1 CO.,LTD., ABLE DCM 2nd Co.,LTD, AbleDCM7co.,LTD, Eloi-
ANG 2, MSsejong 4th co.,Ltd, Continuum 3rd Co.,Ltd, Hthehill 5th Co.,Ltd, AbleDFI
series1co.,LTD, ABLEDCMFARM Co.,Ltd., Farm Hannong Securitization Co.,Ltd., AbleE&D Co.,
Ltd, AbleLand 1st Co.,LTD, ABLE DCM 10TH Co.,LTD, Smart Eco First Co., Ltd., 007 1st
Co.,Ltd, Bubong Project1 Co., Ltd, Bubong Project2 Co., Ltd, Namyangjuhyado 1st CO.,LTD., the
9th F&D Co., Ltd, NH investment & securities co.,Ltd MMF, AbleE&D No.2 Co.,Ltd., 2014able
1st.co.Ltd., 2014able opo 2nd.co.Ltd, Able DCM Blue co.,ltd, Abledcmwrite CO.,LTD., Aa-03 2nd
Co.,Ltd, R1-1 Co.,Ltd, ABLE DCM 6TH CO.,LTD., 007 2nd Co.,Ltd

Associates	Wise Asset Management Co., Ltd., Hyundai-Tongyang Agrifood Private Equity Fund

Others	Hyundai Elevator Co., Ltd., Hyundai Merchant Marine Co., Ltd.,

Description	Related party

Hyundai Ubiquitous & Information Technology Co., Ltd., Hyundai Research Institute,

Hyundai Logistics Co., Ltd., Hyundai Investment Network Co., Ltd.,

Hyundai Asan Corporation, Hyundai L&R Co., Ltd., Able Hyundai Hotel & Resort Co., Ltd.,

HYUNDAI Learning & Training Center,

HST Co.,Ltd, HYUNDAI LNG SHIPPING CO., LTD.

(2)	Transactions between the Company and subsidiaries were eliminated in consolidation.

1)	Significant balances, excluding loans and borrowings with related parties and large business groups, as of December 31, 2014 and 2013, are as follows:

		Korean won (In thousands)
	Related party	December 31, 2014				December 31, 2013
		Receivables		Payables		Receivables		Payables
Others	Hyundai Merchant Marine Co., Ltd.	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	4,943,813
	Hyundai Ubiquitous & Information Technology Co., Ltd.		88,905		—		803,258		—
	Hyundai Logistics Co., Ltd.		—		—		89,266		—
	Hyundai L&R Co., Lte.		613,944		—		—		—
	Able Hyundai Hotel & Resort Co., Ltd.		—		—		2,700,000		—
The Group	Employees		15,722,537		—		48,321,919		—

2)	Significant transactions with related parties and large business groups for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

		Korean won (In thousands)
		December 31, 2014				December 31, 2013
	Related party	Revenue		Expenses		Revenue		Expenses
Associates	Hyundai-Tongyang Agrifood Private Equity Fund	~~W~~	296,986	~~W~~	—	~~W~~	500,822	~~W~~	—
Others	Hyundai Research Institute		925,000		3,256,963		675,000		2,941,599
	Hyundai Merchant Marine Co.		7,804,835		4,050,589		4,658,856		16,458,286
	Hyundai Elevator Co.		—		118,610		215,761		80,665
	Hyundai Ubiquitous & Information Technology Co., Ltd.		—		14,382,050		—		12,570,853
	Hyundai Logistics Co.		429,591		7,457,366		327,420		3,697,310
	Hyundai Asan Corporation		—		934,959		40,000		729,373
	Hyundai L&R Co., Lte.		3,368,436		—		27,483		—
	Hyundai Investment Network Co., Ltd.		—		—		—		—
	Able Hyundai Hotel & Resort Co., Ltd.		33,750		338,806		20,250		209,269
	HYUNDAI Learning & Training Center		—		1,580,043		—		6,728
	HST Co.,Ltd		—		1,387,987		—		—
	HYUNDAI LNG SHIPPING CO., LTD.		50,000		—		—		—
The Group	Employees		1,681,201		816		1,398,985		508

3)	Changes in loans and borrowings with related parties for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

December 31, 2014

			Korean won (In thousands)
	Related party	Accounts	Beginning balance		Increase		Decrease		Ending balance
Others	Hyundai Merchant Marine Co.	Deposits due to customers	~~W~~	14,000,000	~~W~~	—	~~W~~	(14,000,000)	~~W~~	—
		Loans		—		4,800,000		(4,800,000)		—
		Private placement bonds designated as at FVTPL		—		3,200,000		(3,200,000)		—
	Hyundai Ubiquitous & Information Technology Co., Ltd.	Securities sold under reverse resale agreements		—		13,818,970		(13,818,970)		—
		AFS financial assets		—		20,010,566		—		20,010,566
	Hyundai Research Institute	Securities sold under reverse resale agreements		2,707,488		24,507,806		(24,969,875)		2,245,419
	Hyundai Logistics Co.	Securities sold under reverse resale agreements		172,956		1,274,012		(1,282,207)		164,761
		Trading securities		9,173,029		—		(9,173,029)		—
	Hyundai L&R Co., Lte. (*)	Asset-backed short-term bonds		66,700,000		—		(66,700,000)		—
		Loans		—		61,000,000		—		61,000,000
	Able Hyundai Hotel & Resort Co., Ltd.	Securities sold under reverse resale agreements		4,889,787		32,907,374		(24,785,156)		13,012,005
	HST Co., Ltd	Securities sold under reverse resale agreements		1,596,829		20,894,943		(21,093,782)		1,397,990
The Group	Employees	Loans to employees		112,968,292		1,620,254		(28,023,191)		86,565,355
		Deposits due to customers		101,757		—		(101,757)		—

(*)	The group has received receivables on construction for Able Hyundai Hotel & Resort Co., Ltd., deposit receivables in Korea Exchange Bank, and 2,400,100 common shares, 15,000 convertible preferred shares of Able Hyundai Hotel & Resort Co., Ltd for strength of collateral and has entered into pledged deposits contract on all collaterals. Collateral limit is 79,300 million, collateral amount is 61,000 million and duration for collateral is the earlier date of the date of the completion of liability and five years from the date of conclusion of contract.

December 31, 2013

			Korean won (In thousands)
	Related party	Accounts	Beginning balance		Increase		Decrease		Ending balance
Others	Hyundai Merchant Marine Co.	Deposits due to customers	~~W~~	—	~~W~~	14,000,000	~~W~~	—	~~W~~	14,000,000
		Loans		—		6,720,000		(6,720,000)		—
		Private placement bonds designated as at FVTPL		—		42,742,400		(42,742,400)		—
	Hyundai Ubiquitous & Information Technology Co., Ltd.	Securities sold under reverse resale agreements		716,904		14,999,598		(15,716,502)		—
	Hyundai Research Institute	Securities sold under reverse resale agreements		2,143,255		20,018,449		(19,454,216)		2,707,488
	Hyundai Logistics Co.	Securities sold under reverse resale agreements		154,683		766,885		(748,612)		172,956
		Trading securities		—		9,173,029		—		9,173,029
	Hyundai L&R Co., Lte. (*)	Asset-backed short-term bonds		23,500,000		240,300,000		(197,100,000)		66,700,000
	Able Hyundai Hotel & Resort Co., Ltd.	Securities sold under reverse resale agreements		—		38,990,324		(34,100,537)		4,889,787
The Group	Employees	Loans to employees		120,122,393		1,511,631		(8,665,732)		112,968,292
		Deposits due to customers		101,092		665		—		101,757

(*)	The Group has entered into purchase guaranteed agreement against ABSTB amounting to ~~W~~66.7 billion issued based on loans of Hyundai L&R Co., Ltd.

4)	The Group purchased property and equipment and intangible assets from related parties for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, as follows:

	Related party	Korean won (In thousands)
		December 31, 2014		December 31, 2013
Others	Hyundai Merchant Marine Co., Ltd.	~~W~~	—	~~W~~	42,212,000
	Hyundai Ubiquitous & Information Technology Co., Ltd.		1,150,018		3,745,610
	Hyundai Elevator Co.		47,595		—
	HST Co., Ltd		951,563		—
	Able Hyundai Hotel & Resort Co., Ltd.		—		7,704,400

5)	Equity transactions with related parties for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Related party	Transactions	Korean won (In thousands)
			December 31, 2014		December 31, 2013
Capital increase	Hyundai Elevator Co., Ltd.	Cash	~~W~~	6,227,953	~~W~~	—
	Hyundai Learning & Training Center	Cash		—		—
	Hyundai Asan Corporation	Cash		—		513,000
	Hyundai-Tongyang Agrifood Private Equity Fund	Cash		3,933,000		—
Capital decrease	Hyundai-Tongyang Agrifood Private Equity Fund	Cash		489,000		1,426,250
	Hyundai Logistics Co.	Cash		4,485,285		—
	Hyundai Investment Network Co., Ltd.	Cash		1,523,405		—

(3)	Management compensation for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Expenses for salaries	~~W~~	10,232,584	~~W~~	13,072,978
Severance benefits		1,324,109		1,743,325

	~~W~~	11,556,693	~~W~~	14,816,303

47.	CONSOLIDATED STATEMENTS OF CASH FLOWS:

(1)	Cash in the consolidated statements of cash flows contains cash and deposit and excludes overdraft. Cash in the consolidated statements of cash flows for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Cash and deposits	~~W~~	2,566,221,384	~~W~~	1,588,633,927
Deposits		(1,893,955,423)		(1,014,041,136)

	~~W~~	672,265,961	~~W~~	574,592,791

(2)	Details of cash and deposits are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Cash and cash equivalents:
Cash on hand	~~W~~	603,502	~~W~~	320,326
Fixed deposit and installment deposits		120,533,318		334,871,000
Demand deposits		205,441,516		86,962,301
Current deposits		2,896,263		4,133,717
Foreign currency deposits		329,715,879		38,353,514
MMDA		13,075,483		109,951,933
Financial bills		—		—

Subtotal		672,265,961		574,592,791

Deposits
Subscription deposits		—		—
Reserve for claims of customers’ deposits		146,981,335		25,127,199
Securities borrowed		—		—
Deposits for exchange-traded derivatives		131,447,496		38,781,805
Guarantee deposits for stock borrowing from KSFC		737,886		1,571,010
Guarantee for exchange-traded derivations		2,348,734		304,040
Long-term due from financial instruments		1,544,871,620		877,361,320
Others		67,568,352		70,895,762

Subtotal		1,893,955,423		1,014,041,136

Total	~~W~~	2,566,221,384	~~W~~	1,588,633,927

48.	SIGNIFICANT NON-CASH TRANSACTIONS:

Significant non-cash transactions for the year ended December 31, 2014, and for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2014		December 31, 2013
Gain (loss) on valuation of AFS financial assets	~~W~~	59,868,584	~~W~~	30,490,749
Overseas operation translation credit		987,720		405,911
Changes in equity arising from application of the equity method		118,275		186,855
Transfer of loans to AFS financial assets		30,177,137		—
Write-off of accounts loans		95,999,672		27,052,519
Increase in assets due to financial guarantee contracts		31,430,527		3,081,787
Transfer of tangible fixed assets to investment properties		9,102,984		3,908,395
Transfer of advance payment to tangible and intangible assets		152,974,469		2,989,767
Increase in revaluation surplus on properties		—		—

49.	LEASE TRANSACTIONS:

(1)	Lessee

The Group has leased vehicles as of December 31, 2014, under operating lease agreements with Hyundai Capital Services, Inc. The payment schedule of the lease obligation is as follows:

	Korean won (In thousands)
	Amount
Within one year	~~W~~	10,370,811
One to five years		32,403,096

	~~W~~	42,773,907

(2)	Lessor

The Group holds vessels and investment property as an operating lease, and the lease term is 1-5 years. The lessee has no purchase option on the expiration.

As of December 31, 2014, future minimum lease payments according to non-cancellable operating lease are as follows:

	Korean won (In thousands)
	Amount
Within one year	~~W~~	9,769,105
One to five years		16,919,196

	~~W~~	26,688,301

50.	COMMITMENTS AND CONTINGENCIES:

(1)	The Group has entered into agreements with various banks as of December 31, 2013, and the details are as follows:

	Korean won (In thousands)
Description	Financial Institution	Contract amount
Overdraft (including daily overdraft)	Kookmin Bank and six banks	~~W~~470,000,000
General loan	Kookmin Bank and one bank	71,200,000
Securities underwriting loan	KSFC	700,000,000
Working capital loan (general)	KSFC	500,000,000
Notes trading at a discount (general)	KSFC	200,000,000
Notes trading at a discount (trust)	KSFC	Limit of subscription deposits
Bond dealer’s loan (general)	KSFC	850,000,000
Mortgage loan financing	KSFC	500,000,000
Domestic exchange net debt limitation	Federation of savings banks	4,000,000
Margin Financing line	UOB	21,984,000

(2)	The Group is involved in pending lawsuits as follows:

	Korean won (In thousands)
	December 31, 2014			December 31, 2013
	Number of lawsuits	Amount		Number of Lawsuits	Amount
Defendant	24	~~W~~	37,549,782	24	~~W~~	35,464,580
Plaintiff	21		99,734,401	24		21,988,781

The Group’s management believes that the final loss of these litigations is uncertain and the ultimate outcome of these litigations will not have a significant impact on the consolidated financial statements of the Group.

A.	The current situation of the significant lawsuit claiming return of the security for performance in relation to the acquisition of Hyundai Engineering & Construction corporate

Hyundai group consortium in which the Group is included was elected as the preferred bidder for the acquisition of Hyundai Engineering & Construction corporate in November 2010 and paid the security for performance of ~~W~~275.5 billion, but had lost its position as the preferred bidder in December 2010 and had filed a lawsuit concerning the return of the security for performance. On July 25, 2013, the Seoul district court made a ruling in which the creditors should pay ~~W~~206.6 billion, three quarters of the security for performance to the consortium. The Group has treated its portion of the unrecoverable amount of the security for performance, ~~W~~14,541 million, as current expense for the nine months period ended December 31, 2013. On August 9, 2013, the creditors, including Korea Exchange Bank, have appealed, but the Seoul High Court dismissed the appeal as of December 5, 2013. As of December 31, 2013, a third appeal is in action, but the result is unpredictable.

B.	The current situation of the significant lawsuit claiming return for loss in relation to the securities that were sold to investors.

Before the year December 31, 2013, in relation to the securities that were sold to investors, for loss or damage on the investors of property, bar of ongoing litigation on the grounds that it must pay a certain percentage of the Group, the Group recognized the estimated loss to be ~~W~~11,630 million before December 31, 2013. During the year, the Group paid ~~W~~18,179 million on the basis of ruling of first appeal to the investors and the Group recognized ~~W~~6,549 million further as additional cost that is loss estimated amount and the payment amount difference. As of December 31, 2014, a second appeal is in action, but the result is unpredictable.

(3)	The Group entered into a contract on conditional purchase agreement of ABCP and asset-backed short-term bonds with Songdo M1 The 1st LLC and others. ABCP and asset-backed short-term bonds backed by loans were issued by Songdo M1 The 1st LLC and others amounting to ~~W~~670.6 billion. The Group should purchase the remaining unsold ABCP and asset-backed short-term bonds in each issuance date on the condition that the effective credit rating of Songdo M1 The 1st LLC and others is maintained. Meanwhile, there are ~~W~~130.8 billion on ABCP and asset-backed short-term bonds that the Group purchased under the purchase agreement.

(4)	The Group provides payment guarantees for compensation for the holders’ loss on condition that certain debtors (warrantees) do not pay on due according to the initial or revised contract terms of debt instruments and executed guarantees amounts to ~~W~~16.5 billion out of the related payment guarantee balance amounting to ~~W~~182 billion as of December 31, 2013. Balance for loan commitments as of December 31, 2013, is ~~W~~48 billion.

(5)	Guarantees of ~~W~~8,419 million for guarantee related to provisional attachment and others from Seoul Guarantee Insurance as of December 31, 2013, are provided for the Group. In addition, the Group has entered into insurance contract with First American Title Insurance Company (coverage amount: ~~W~~402,238 million) to cover credit losses of loans arising from the defects of property ownership in process of loan application.

(6)	Korea Pacific No. 08-13 Ship Investment Co., Ltd., a subsidiary of the Group and a ship investment company, has subordinated loan agreements with an overseas associate company, KP 08-13 International Limited, a ship management consignment agreement with KSF Ship Finance Co., Ltd., an asset storage consignment agreement with Hana Bank, a currency swap agreement with the Korea Development Bank. For the nine months period ended December 31, 2013, Korea Pacific No. 08-13 Ship Investment Co., Ltd. repaid its senior borrowings by proceeds from disposal of ships and will be liquidated after settlements and repayments for residual borrowings.

51.	SECURITIES IN CUSTODY:

The securities in custody as of December 31, 2014 and 2013, are as follows:

	Korean won (In thousands)
Account	December 31, 2014		December 31, 2013		Valuation method
Securities in custody:
Trust or securities in custody	~~W~~	55,104,652,578	~~W~~	54,187,378,366	Fair value
Saver securities in custody		69,849,518		77,840,251	Fair value
Beneficiary securities in custody		9,356,586,446		8,684,035,831	Standard sold price

Subtotal	~~W~~	64,531,088,542	~~W~~	62,949,254,448

Borrowing securities	~~W~~	40,193,440	~~W~~	287,535,672	Fair value

52.	TRANSFER OF FINANCIAL ASSETS:

As of December 31, 2014 and 2013, relevant information about transferred financial assets which do not qualify for derecognition is as follows:

December 31, 2014

	Korean won (In thousands)
Description	FVTPL		Loans		AFS securities
	Debt securities (*1)		Debt securities (*1)		Securitized loans (*2)
Book value of assets	~~W~~	521,448,763	~~W~~	50,000,000	~~W~~	46,240,396
Book value of related liability		499,900,000		47,600,000		41,465,140

(*1)	Transferred debt securities under repurchase agreements.
(*2)	The Group transferred Hyundai Elevator Co. stocks at ~~W~~41,465 million to Natixis bank and made a TRS agreement. If the price of the transferred assets fluctuates depending on the contract, the risk becomes vested in the Company primarily.

December 31, 2013

	Korean won (In thousands)
Description	FVTPL		Loans and receivables
	Debt securities (*1)		Securitized loans (*2)
Book value of assets	~~W~~	313,707,599	~~W~~	23,169,645
Book value of related liability		299,500,000		72,450,604

(*1)	Transferred debt securities under repurchase agreements.
(*2)	The Group has sold property PF loans to KAMCO before the former period in order to improve asset quality with an agreement of ex-post settling up for the difference between dividends from disposal of collaterals and initial transaction amount. The Group has provided its debt securities of KAMCO as collaterals. In addition, payment guarantees amounting to ~~W~~9,783 million are provided by federation of savings banks in relation with the loans sold.

53.	TRUST ACCOUNTS:

(1)	Financial information for trust accounts by type as of December 31, 2014 and 2013, is as follows:

December 31, 2014

	Korean won (In thousands)
Description	Specific money trust		Retirement pension		Personal retirement account		Asset trust		Total
Cash and deposits	~~W~~	943,301,786	~~W~~	41,326,293	~~W~~	12,072,656	~~W~~	—	~~W~~	996,700,735
Securities		5,640,688,230		556,502,999		55,923,455		2,057,087,414		8,310,202,098
Securities purchased under reverse repurchase agreements		815,373,568		27,794,674		13,223,767		3,726,432		860,118,441
Other assets		13,539,911		1,161,215		941,659		13,078,984		28,721,769

Total assets	~~W~~	7,412,903,495	~~W~~	626,785,181	~~W~~	82,161,537	~~W~~	2,073,892,830	~~W~~	10,195,743,043

Borrowings	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	970,000,000	~~W~~	970,000,000
Other liabilities		344,325,029		45,190,901		5,766,470		59,746,285		455,028,685

Total liabilities		344,325,029		45,190,901		5,766,470		1,029,746,285		1,425,028,685

Trust principal		7,068,578,466		581,594,280		76,395,067		1,044,146,545		8,770,714,358

Total equity		7,068,578,466		581,594,280		76,395,067		1,044,146,545		8,770,714,358

Total liabilities and equity	~~W~~	7,412,903,495	~~W~~	626,785,181	~~W~~	82,161,537	~~W~~	2,073,892,830	~~W~~	10,195,743,043

December 31, 2013

	Korean won (In thousands)
Description	Specific money trust		Retirement pension		Personal retirement account		Asset trust		Total
Cash and deposits	~~W~~	2,233,008,780	~~W~~	34,287,046	~~W~~	14,240,974	~~W~~	—	~~W~~	2,281,536,800
Securities		7,768,462,091		477,436,695		56,587,936		4,999,402,658		13,301,889,380
Securities purchased under reverse repurchase agreements		446,300,000		24,462,976		14,973,999		—		485,736,975
Other assets		43,734,610		794,645		888,097		40,418,563		85,835,915

Total assets	~~W~~	10,491,505,481	~~W~~	536,981,362	~~W~~	86,691,006	~~W~~	5,039,821,221	~~W~~	16,154,999,0700

Borrowings	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	2,449,050,000	~~W~~	2,449,050,000
Other liabilities		547,318,144		35,067,919		4,833,609		126,686,148		713,905,820

Total liabilities		547,318,144		35,067,919		4,833,609		2,575,736,148		3,162,955,820

Trust principal		9,944,187,337		501,913,443		81,857,397		2,464,085,073		12,992,043,250

Total equity		9,944,187,337		501,913,443		81,857,397		2,464,085,073		12,992,043,250

Total liabilities and equity	~~W~~	10,491,505,481	~~W~~	536,981,362	~~W~~	86,691,006	~~W~~	5,039,821,221	~~W~~	16,154,999,070

The Group reflected the trust fees received from trust accounts of ~~W~~6,026 million as operating income (commissions received) for the nine months period ended December 31, 2014.

(2)	The collective investment property currently operated by a subsidiary is summarized as follows:

	Account	Korean won (In thousands)
Description		Total principal		Net asset amount
Securities	Stock type	~~W~~	275,483,618	~~W~~	251,258,429
	Bond type		258,073,115		245,649,497
	Mixed-stock type		91,812,808		83,159,017
	Mixed-bond type		396,448,509		415,532,403
	Fund-of-fund type		77,378,246		76,577,031
	Derivative type		689,971,511		715,358,051
Real estate			1,204,795,346		1,185,555,547
Special asset			439,749,919		442,115,799
Short-term financial assets			1,359,411,949		1,374,694,326

Total		~~W~~	4,793,125,021	~~W~~	4,789,900,100

54.	BUSINESS COMBINATION:

(1)	The significant business combination as of December 31, 2014, are as follows:

	Korean won (In thousands)
Name	Main business activity	Date of business combination	Portion of acquired stocks	Acquisition costs
HD 1 Grundstucksgesellschaft mbH & Co. KG	Real estate investment	October 13, 2014	94.9%	3,891,885
Vierte CasaLog GmbH & Co. KG	Real estate investment	December 31, 2014	94.9%	3,891,885

(2)	The fair value of consideration transferred by business combination for the year ended December 31, 2014, is as follows:

	Korean won (In thousands)
	December 31, 2014
Description	HD 1 Grundstucksgesellschaft mbH & Co. KG		Vierte CasaLog GmbH & Co. KG
Cash	~~W~~	3,891,885	~~W~~	5,456,705

Total	~~W~~	3,891,885	~~W~~	5,456,705

(3)	The recognized assets and liabilities from the business combination as of December 31, 2014, are as follows:

	Korean won (In thousands)
Description	HD 1 Grundstucksgesellschaft mbH & Co. KG		Vierte CasaLog GmbH & Co. KG
Fair value of recognizable assets:
Cash and cash equivalents	~~W~~	185,098	~~W~~	422,802
Accounts receivable and other receivables				89,649
Investment property		15,239,662		14,525,805
Other assets		11,405		7,385
Fair value of recognizable liabilities:
Borrowings		11,651,105		11,778,525
Other liabilities		8,257		11,688

Fair value of recognizable net assets	~~W~~	3,776,803	~~W~~	3,255,428

The initial accounting for the acquisition of the subsidiaries was determined provisionally as of December 31, 2014.

Calculating market values and other amounts needed for confirmation date of consolidated financial statements was not completed, so it was based on management’s best estimates.

For the combinations of subsidiaries, the Group measures non-controlling interests at the present ownership instruments’ proportionate share in the recognized amounts of the acquiree’s identifiable net assets amounting to ~~W~~193 million and ~~W~~166 million, respectively.

(4)	Goodwill acquired in business combinations for the year ended December 31, 2014, is as follows:

Description	Korean won (In thousands)
	December 31, 2014
	HD 1 Grundstucksgesellschaft mbH & Co. KG		Vierte CasaLog GmbH & Co. KG		Total
Transferred consideration	~~W~~	3,891,885	~~W~~	5,456,705	~~W~~	9,348,590
Non-controlling interests		192,616		166,027		358,643
Fair value of recognizable net assets		3,776,803		3,255,428		7,032,231

Goodwill	~~W~~	307,698	~~W~~	2,367,304	~~W~~	2,675,002

At the time of a business combination, goodwill occurs because the acquisition cost contains dominion premium that was paid in order to acquire the subsidiaries. In addition, the acquisition cost for the business combination contains the expected synergies, revenue growth and the amounts related to future market growth. These effects do not recognize separately because they do not meet the recognition of identifiable intangible assets.

(5)	Details of net cash flows arising from business combination for the year ended December 31, 2014, are as follows:

	Korean won (In thousands)
Description	Cash flow
Transferring cash and cash equivalents	~~W~~	9,348,590
(-) Cash and cash equivalents acquired		607,900

Net cash outflows (inflows)	~~W~~	8,740,690

(6)	Net income includes ~~W~~(443) million associated with additional business that HD1 Grundstucksgesellschaft mbH & Co. KG has created and ~~W~~(235) million that Vierte CasaLog GmbH & Co. KG has created. For the year ended December 31, 2014, operating revenue contains ~~W~~537 million, operating revenue of the HD1 Grundstucksgesellschaft mbH & Co. KG and ~~W~~185 million operating revenue of the Vierte CasaLog GmbH & Co. KG.

If such a business combination occurs on January 1, 2014, operating revenue of the Group would not change and the net income would be ~~W~~37,385 million. Number of these estimated consolidated financial statements shows the estimate of the annual based the Group’s performance and provides a basis of comparison between the future periods.

55.	CHANGE IN FISCAL YEAR:

The Group has changed its fiscal year from March 31 to December 31 in accordance with the decision reached by the annual meeting of shareholders as of June 5, 2012. As a result, prior reporting period is only nine months, from April 1, 2013, through December 31, 2013.

56.	APPROVAL OF CONSOLIDATED FINANCIAL STATEMENTS:

The consolidated financial statements prepared for submission to the annual shareholders’ meeting were approved by the Company’s board of directors on February 24, 2015.